As filed with the Securities and Exchange Commission on May 1, 2006
Registration No. 333-19583 Registration No. 811-08015
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-4

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 19

                                       and

              REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 21

                         -------------------------------

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
                           (Exact name of Registrant)

                         NATIONAL LIFE INSURANCE COMPANY
                             One National Life Drive
                              Montpelier, VT 05604
     (Complete name and address of depositor's principal executive offices)
                                 (802) 229-7410
                          -----------------------------

                                  Kerry A. Jung
                                 Senior Counsel
                         National Life Insurance Company
                             One National Life Drive
                            Montpelier, Vermont 05604
                (name and complete address of agent for service)
                         -------------------------------

                                    Copy to:
                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2415
                         -------------------------------

It is proposed that this filing will become effective:


___ immediately upon filing pursuant to paragraph (b)
_X_ on May 1, 2006 pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
___ on (date) pursuant to paragraph (a)(1) of Rule 485
___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Interests in a Variable Account under individual flexible premium variable annuity contracts.

                         -------------------------------

                       Sentinel Advantage Variable Annuity
                               P R O S P E C T U S
                                DATED MAY 1, 2006


NATIONAL LIFE INSURANCE COMPANY o HOME 0FFICE: NATIONAL LIFE DRIVE,
                                      MONTPELIER, VERMONT 05604 O 1-800-732-8939


The Sentinel Advantage Contracts described in this prospectus are individual flexible premium variable annuity contracts supported by National Variable Annuity Account II (the "Variable Account"), a separate account of National Life Insurance Company ("National Life, "we," "our," or "us"). We allocate net Premium Payments to either the Variable Account, the Fixed Account, or the Guaranteed Accounts. The Variable Account is currently divided into 49 Subaccounts. Each Subaccount invests in shares of a corresponding underlying Fund option (each a "Fund") described below:



--------------------------------- ----------------------------------- --------------------------------- ----------------------------
SENTINEL ASSET MANAGEMENT, INC.     AIM ADVISORS, INC.                 FRED ALGER MANAGEMENT, INC.      AMERICAN CENTURY INVESTMENT
                                                                                                        MANAGEMENT, INC. AND
                                                                                                        AMERICAN CENTURY GLOBAL
                                                                                                        INVESTMENT MANAGEMENT, INC.
--------------------------------- ----------------------------------- --------------------------------- ----------------------------
Sentinel Variable Products Trust      AIM Variable Insurance Funds        Alger American Fund            American Century Variable
  Balanced                               V.I. Dynamics                     Growth                        Portfolios, Inc.
  Bond                                   V.I. Global Health Care           Leveraged AllCap                VP Income & Growth
  Common Stock                           V.I. Technology                   Small Capitalization            VP Value
  Growth Index                                                                                             VP Ultra(R)
  Mid Cap Growth                                                                                           VP Vista
  Money Market                                                                                             VP International
   Small Company                                                                                           VP Inflation Protection

--------------------------------- ----------------------------------- --------------------------------- ----------------------------
THE DREYFUS CORPORATION           FIDELITY MANAGEMENT & RESEARCH      FRANKLIN TEMPLETON INVESTMENTS      J.P. MORGAN INVESTMENT
                                  COMPANY                                                                 MANAGEMENT INC.
--------------------------------- ----------------------------------- --------------------------------- ----------------------------
Dreyfus Variable Investment Fund  Fidelity(R) Variable Insurance        Franklin Templeton Variable     J.P. Morgan Series Trust II
 DVIF Appreciation                Products                            Insurance Products Trust            International Equity
 DVIF Developing Leaders             Contrafund(R)                       Mutual Shares Securities           Small Company
 DVIF Quality Bond                   Equity Income                     Small Cap Value Securities
Dreyfus Socially Responsible         Growth                            Small-Midcap Growth Securities
     Growth Fund, Inc.               High Income                       Foreign Securities
                                     Index 500                         Real Estate
                                     Investment Grade Bond
                                     Mid Cap
                                     Overseas
--------------------------------- ----------------------------------- --------------------------------- ----------------------------
NEUBERGER BERMAN MANAGEMENT, INC.  DEUTSCHE INVESTMENT MANAGEMENT       T. ROWE PRICE ASSOCIATES, INC.   WELLS FARGO FUNDS
                                   AMERICAS, INC.                                                        MANAGEMENT, LLC
--------------------------------- ----------------------------------- --------------------------------- ----------------------------
Neuberger Berman Advisers         Scudder  Variable Series II         T. Rowe Price Equity Series, Inc. Wells Fargo Variable Trust
Management Trust                    Dreman High Return Equity           Blue Chip Growth                   VT Discovery
  Partners                          Dreman Small Cap Value              Equity Income                      VT Opportunity
  Mid-Cap Growth                                                        Health Sciences
  Fasciano
  Limited Maturity Bond
--------------------------------- ----------------------------------- ---------------------------------` ---------------------------



         This Prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 2006 containing further information about the Contracts and the Variable Account is filed with the Securities and Exchange Commission. You can obtain a copy without charge from National Life by calling 1-800-732-8939, by writing to National Life at the address above, or by accessing the SEC's website at http://www.sec.gov. You may also obtain prospectuses for each of the underlying Fund options identified above without charge by calling or writing to the same telephone number or address. This Prospectus must be accompanied by current prospectuses or profiles for the Funds.


         Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, the adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. It may not be a good decision to purchase a Contract as a replacement for another type of variable annuity if you already own another flexible premium deferred variable annuity.

         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of the Prospectus. Any representation to the contrary is a criminal offense.


         The Statement of Additional Information, dated May 1, 2006, is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears on the last page of the Prospectus.

                                Table of Contents


                                                                            Page
SUMMARY ......................................................................1
SUMMARY OF CONTRACT EXPENSES..................................................5
UNDERLYING FUND ANNUAL EXPENSES...............................................6
ACCUMULATION UNIT VALUES......................................................9
NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE FUNDS............................15
         National Life........................................................15
         The Variable Account.................................................15
         The Funds............................................................16
         Other Information....................................................18
DETAILED DESCRIPTION OF CONTRACT PROVISIONS...................................19
         Issuance of a Contract...............................................19
         Premium Payments.....................................................20
         Transfers............................................................21
         Value of a Variable Account Accumulation Unit........................23
         Annuitization........................................................24
         Annuitization - Variable Account.....................................25
         Annuitization - Fixed Account........................................26
         Annuity Payment Options..............................................26
         Stretch Annuity Payment Option.......................................27
         Death of Owner.......................................................27
         Death of Annuitant Prior to the Annuitization Date...................28
         Generation-Skipping Transfers........................................28
         Ownership Provisions.................................................28
CHARGES AND DEDUCTIONS........................................................29
         Deductions from the Variable Account.................................30
         Contingent Deferred Sales Charge.....................................30
         Annual Contract Fee..................................................31
         Transfer Charge......................................................31
         Premium Taxes........................................................32
         Charge for Optional Enhanced Death Benefit Rider.....................32
         Other Charges........................................................32
CONTRACT RIGHTS AND PRIVILEGES................................................32
         Free Look............................................................32
         Loan Privilege -Tax Sheltered Annuities..............................33
         Surrender and Withdrawal.............................................35
         Payments.............................................................36
         Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract....37
         Telephone Transaction Privilege......................................37
         Optional "Illuminations" Investment Advisory Service.................38
         Available Automated Fund Management Features.........................39
         Contract Rights Under Certain Plans..................................41

THE FIXED ACCOUNT.............................................................41
         Minimum Guaranteed and Current Interest Rates........................42
         Enhanced Fixed Account...............................................42
THE GUARANTEED ACCOUNTS.......................................................44
         Investments in the Guaranteed Accounts...............................44
         Termination of a Guaranteed Account..................................44
         Market Value Adjustment..............................................45
         Other Matters Relevant to the Guaranteed Accounts....................47
         Preserver Plus Program...............................................48
OPTIONAL ENHANCED DEATH BENEFIT RIDER.........................................48
OPTIONAL ACCELERATED BENEFIT RIDERS...........................................49
FEDERAL INCOME TAX CONSIDERATIONS.............................................49
         Taxation of Non-Qualified Contracts..................................49
         Taxation of Qualified Contracts......................................51
         Federal Estate Taxes.................................................52
         Possible Tax Law Changes.............................................53
GENDER NEUTRALITY.............................................................53
VOTING RIGHTS.................................................................53
CHANGES TO VARIABLE ACCOUNT...................................................53
DISTRIBUTION OF THE CONTRACTS.................................................54
FINANCIAL STATEMENTS..........................................................55
STATEMENTS AND REPORTS........................................................55
OWNER INQUIRIES...............................................................55
LEGAL PROCEEDINGS.............................................................55
GLOSSARY 56
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION......................59




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LEGALLY BE MADE.

                                     SUMMARY

         This summary provides a brief description of some of the features and charges of the Contract. You will find more detailed information in the rest of this Prospectus, the Statement of Additional Information and the Contract. Please keep the Contract and its riders or endorsements, if any, together with the application. Together they are the entire agreement between you and us.

How Do I Purchase a Contract?
-----------------------------

         Generally, you may purchase a Contract if you are age 85 and younger (on an age on nearest birthday basis). See "Issuance of a Contract," below. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and at least $1500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums.

Can I Make Additional Premium Payments?
---------------------------------------

         You may make additional Premium Payments at any time (except for Contracts purchased in Oregon and Massachusetts) but they must be at least $100 ($50 for IRA's). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent (see "Premium Payments," below).

How Does the "Free Look" Right to Examine the Contract Work?
------------------------------------------------------------

         To be sure that you are satisfied with the Contract, you have a ten day free look right to examine the Contract. Some states may require a longer period. Within ten days of the day you receive the Contract, you may return the Contract to our Home Office at the address shown on the cover page of this Prospectus. When we receive the Contract, we will void the Contract and refund the Contract Value plus any charges assessed when the Contract was issued, unless otherwise required by state and/or federal law. In the case of IRA's and Contracts issued in states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

What is the Purpose of the Variable Account?
--------------------------------------------

         The Variable Account is a separate investment account that consists of 49 Subaccounts. Amounts in the Variable Account will vary according to the investment performance of the Fund(s) in which your elected Subaccounts are invested. You may allocate Net Premium Payments among the Fixed Account, the Guaranteed Accounts and the 49 Subaccounts of the Variable Account. The assets of each Subaccount are invested in the corresponding portfolios of the Funds that are listed on the cover page of this Prospectus (see "The Variable Account" and "Underlying Fund Options," below).

         We cannot give any assurance that any Subaccount will achieve its investment objectives. You bear the entire investment risk on the value of your Contract which you allocate to the Variable Account. The value your Contract may be more or less than the premiums paid.

How Does the Fixed Account Work?
--------------------------------

         You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account or the Guaranteed Accounts to the Fixed Account. Contract Value held in the Fixed Account will earn an effective annual interest rate of at least the minimum required by your state. (see "The Fixed Account", below.)

How Do the Guaranteed Accounts Work?
------------------------------------

         You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account (or to a limited extent from the Fixed Account) to a Guaranteed Account with a duration of 5, 7 or 10 years. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in the Guaranteed Account for the specified period of time. If you surrender your Contract or withdraw or transfer Contract value out of a Guaranteed Account prior to the end of the specified period, a market value adjustment will be applied to such Contract Value surrendered, withdrawn or transferred. (see "The Guaranteed Accounts", below).

When Will I Receive Payments?
-----------------------------

         After the Contract Value is transferred to a payment option, we will pay proceeds according to the Annuity Payment Option you select. If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum instead of annuity payments. If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100. In no event will annuity payments be less frequent than annually (see "Annuitization - Frequency and Amount of Annuity Payments," below).


What Happens if an Owner Dies Before Annuitization?
---------------------------------------------------


         For Contracts issued on or after November 1, 2003, if (1) any Owner dies before the Contract Value is transferred to a payment option ("Annuitization"); (2) the Enhanced Death Benefit Rider is not elected; and (3) the Owner (or the oldest of Joint Owners) dies prior to the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, we will pay the Beneficiary the greater of (a) the Contract Value, or (b) the Net Premium Payments made to the Contract (less all withdrawals, and less all outstanding loans and accrued interest), and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value). If you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value.

         For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract. We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract. We will notify you if we discontinue this Death Benefit. For these Contracts, or if your state did not approve such adjustment in time for it to apply to your Contract, the adjustment referred to in (b) above will not be made.

All amounts paid will be reduced by premium tax charges, if any.

For more information, see "Death of Owner," below.

What Happens if the Annuitant Dies Before Annuitization?
--------------------------------------------------------

         If the Annuitant (who is not an Owner) dies before the Contract Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit equal to the Cash Surrender Value, unless the Owner selects another available option (see "Death of Annuitant Prior to the Annuitization Date," below).

Can I Make a Withdrawal from my Contract?
-----------------------------------------


         You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see "Surrender and Withdrawal," below). A Withdrawal or a surrender may be restricted under certain qualified Contracts and result in federal income tax, including a federal penalty tax (see "Federal Income Tax Considerations," below). You may have to pay a surrender charge and/or (in the case of Contract Value allocated to a Guaranteed Account) a market value adjustment on the Withdrawal.


What Charges Will I Pay?
------------------------

         Contingent Deferred Sales Charge. We do not deduct a sales charge from Premium Payments. However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a Contingent Deferred Sales Charge not to exceed 7% of the lesser of the total of all Net Premium Payments made within 84 months prior to the date of the request to surrender or the amount surrendered (see "Contingent Deferred Sales Charge," below).

         Market Value Adjustment. We deduct, or add, a market value adjustment to any amount you surrender, withdraw, or transfer from a Guaranteed Account before its termination date (see "The Guaranteed Accounts," below).

         Annual Contract Fee. We deduct an Annual Contract Fee of $30.00 payable on each Contract Anniversary as long as the Contract Value is less than $50,000 (see "Annual Contract Fee," below).

         Administration Charge. We also deduct an Administration Charge each day at an annual rate of 0.15% from the assets of the Variable Account (see "Deductions from the Variable Account," below).

         Mortality and Expense Risk Charge. We deduct a mortality and expense risk charge each day from the assets of the Variable Account at an annual rate of 1.25% (see "Deductions from the Variable Account," below).

         Charge for Optional Enhanced Death Benefit Rider. If elected, we deduct an annual charge of 0.20% of the Contract Value at the time of deduction for this option (see "Charge for Optional Enhanced Death Benefit Rider," below).

         Premium Taxes. If a governmental entity imposes premium taxes, we will make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax. Premium taxes may range up to 3.5% (see "Premium Taxes," below).

         Transfer Charge. We reserve the right to make a charge of $25 for each transfer in excess of 12 transfers in a Contract Year. However, we are not currently assessing transfer charges.

         Investment Management Fees and Fund Operating Expenses. Charges for investment management services and operating expenses are deducted daily from each portfolio of each Fund (see "Underlying Fund Annual Expenses," below, and the accompanying Fund prospectuses).

         We pay compensation to broker-dealers who sell the Contracts. (See "Distribution of Contracts," below).

Can I Transfer My Contract Value Among the Different Investment Options?
------------------------------------------------------------------------

You may transfer the Contract Value among the Subaccounts of the Variable Account, between the Variable Account and the Fixed Account (subject to specific limitations), and between the Guaranteed Accounts and either the Fixed Account (subject to specific limitations) or the Subaccounts of the Variable Account, by making a written transfer request. In the case of transfers out of a Guaranteed Account prior to its termination date, a market value adjustment will be applied. If you elect the telephone transaction privilege, you may make transfers by telephone. Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the underlying Funds and the returns achieved by Owners. Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. To protect Owners and underlying Funds from such effects, we have developed market timing procedures. See "Disruptive Trading" below.

Are There any Other Contract Provisions?
----------------------------------------

         For information concerning other important Contract provisions, see "Contract Rights and Privileges," below, and the remainder of this Prospectus.

How Will the Contract be Taxed?
-------------------------------

         For a brief discussion of our current understanding of the federal tax laws concerning us and the Contract, see "Federal Income Tax Considerations," below.

What is the "Illuminations" Program?
------------------------------------


         We offer all Contract Owners the opportunity to participate in "Illuminations". Under this investment advisory program, National Life has arranged for Fund Quest, Incorporated, a registered investment adviser firm which is independent of National Life, to provide an investment advisory service under which FundQuest maintains an allocation of the Contract Value of your Contract among the available options which is suited to your investment objective, financial situation and risk tolerance. There is no charge for participation in Illuminations.


What if I Have Questions?
-------------------------

         We will be happy to answer your questions about the Contract or our procedures. Call or write to us at the phone number or address on the cover page. All inquiries should include the Contract number and the names of the Owner and the Annuitant.

         If you have questions concerning your investment strategies, please contact your registered representative.

                          SUMMARY OF CONTRACT EXPENSES

         The following tables describe the fees and expenses that you will pay when buying, owning, taking a Withdrawal from, and surrendering the Contract.

         The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a Withdrawal from or surrender the Contract, or transfer Contract Value between investment options or for certain Qualified Contracts, take a loan.


Contract Owner Transaction Expenses
-----------------------------------


Sales Load Imposed on Purchases ....................................... None
Premium Taxes ..................................................... See below(1)
Contingent Deferred Sales Charge (as a percentage of Net Premium Payments surrendered or withdrawn)(2)
         Maximum ......................................................     7%
Transfer Charge .......................................................   $25(3)
Loan Interest Spread (effective annual rate) ..........................  2.5%(4)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio company fees and expenses.


Variable Account Annual Expenses (deducted daily as a percentage of Variable Account Contract Value)
--------------------------------------------------------------------------------


Mortality and Expense Risk Charge                             1.25%
Administration Charge                                         0.15%
Total Basic Variable Account Annual Percentage Expenses       1.40%
Annual Contract Fee(5)                                        $30

Optional Rider Expenses


Annual Charge for Optional Enhanced Death Benefit Rider
                                0.20% of Contract Value at the time of deduction

(1) States may assess premium taxes on premiums paid under the Contract. Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment. National Life currently intends to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender. See "Premium Taxes," below.


(2) The Contingent Deferred Sales Charge ("CDSC") declines 1% for each completed year from the date of the affected premium payment, reaching zero after the premium payment has been in the Contract for seven years. Each Contract Year after the first one, the Owner may withdraw without a CDSC an amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. In addition, any amount withdrawn in order for the Contract to meet minimum Distribution requirements under the Code shall be free of CDSC. Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax-Sheltered Annuity or under an annuity issued in conjunction with certain qualified pension or profit sharing plans. This CDSC-free Withdrawal privilege does not apply in the case of full surrenders and is non-cumulative; that is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, New Jersey and Washington do not permit this CDSC-free Withdrawal provision, in which case a different CDSC-free Withdrawal provision will apply (see "Contingent Deferred Sales Charge," below). After annuitization, we will assess the CDSC, as applicable, on surrenders under Payment Option 1.


(3) We reserve the right to make a $25 charge on each transfer in excess of 12 transfers in a Contract Year. However, no such charge is currently applied.

(4) The Loan Interest Spread is the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts held in the Collateral Fixed Account to secure the loan.

(5) The Annual Contract Fee is assessed only upon Contracts which as of the applicable Contract Anniversary, have a Contract Value of less than $50,000 and is not assessed on Contract Anniversaries after the Annuitization Date.

The next item shows the minimum and maximum total operating expenses charged by portfolio companies that you may pay periodically during the time you own the Contract. The fees and expenses are for the fiscal year ended December 31, 2005. More detail concerning each portfolio company's fees and expenses is contained in the prospectus for each portfolio company.


                         UNDERLYING FUND ANNUAL EXPENSES
            (AS A PERCENTAGE OF UNDERLYING FUND AVERAGE NET ASSETS)


------------------------------------------------------------------ ----------------------------- -----------------------------
                                                                             Minimum                       Maximum
------------------------------------------------------------------ ----------------------------- -----------------------------
Total Annual Portfolio Company Operating  Expenses (expenses that             0.10%                         2.10%
are deducted from portfolio company assets, including management fees, distribution and/or service 12b-1 fees, and other
expenses).
------------------------------------------------------------------ ----------------------------- -----------------------------

The annual expenses as of December 31, 2005 (unless otherwise noted) of each individual portfolio company, before any fee waivers or expense reimbursements, are shown below.(1)

Portfolio                                                             Management     12b-1      Other        Gross
                                                                      Fee            Fees(2)    Expenses     Total Annual
                                                                                                             Expenses
Sentinel Variable Products Trust
     Balanced Fund                                                    0.55%          0.00%      0.33%        0.88%(3)
     Bond Fund                                                        0.40%          0.00%      0.31%        0.71%(3)
     Common Stock Fund                                                0.40%          0.00%      0.27%        0.67%(3)
     Growth Index Fund                                                0.30%          0.00%      1.59%        1.89%(3)
     Mid Cap Growth Fund                                              0.48%          0.00%      0.33%        0.81%(3)
     Money Market Fund                                                0.25%          0.00%      0.31%        0.56%(3)
     Small Company Fund                                               0.41%          0.00%      0.31%        0.72%(3)
AIM Variable Insurance Funds
     AIM V.I. Dynamics Fund - Series I Shares                         0.75%          0.00%      0.42%        1.17%(3)
     AIM V.I. Global Health Care Fund- Series I Shares                0.75%          0.00%      0.33%        1.08%(3)
     AIM V.I. Technology Fund- Series I Shares                        0.75%          0.00%      0.37%        1.12%(3)
The Alger American Fund
     Alger American Growth Portfolio - Class O Shares                 0.75%          0.00%      0.06%        0.81%
     Alger American Leveraged AllCap Portfolio - Class O Shares       0.85%          0.00%      0.06%        0.91%
     Alger American Small Capitalization Portfolio - Class O Shares   0.85%          0.00%      0.06%        0.91%
American Century Variable Portfolios, Inc.
     VP Income & Growth Portfolio                                     0.70%          0.00%      0.00%        0.70%
     VP Value Portfolio                                               0.93%          0.00%      0.00%        0.93%
     VP Ultra(R) Portfolio                                            1.00%          0.00%      0.01%        1.01%
       VP Vista Portfolio                                             1.00%          0.00%      0.01%        1.01%
       VP International Portfolio                                     1.23%          0.00%      0.00%        1.23%
       VP Inflation Protection Portfolio                              0.49%          0.00%      0.01%        0.50%
Dreyfus Variable Investment Fund
       DVIF Appreciation Portfolio - Initial Shares                   0.75%          0.00%      0.05%        0.80%
       DVIF Developing Leaders Portfolio - Initial Shares             0.75%          0.00%      0.06%        0.81%
       DVIF Quality Bond Portfolio - Initial Shares                   0.65%(3)       0.00%      0.10%        0.75%
Dreyfus Socially Responsible Growth Fund, Inc.                        0.75%          0.00%      0.06%        0.81%


                                      -7-

Fidelity(R) Variable Insurance Products Initial Class
     Contrafund(R) Portfolio                                          0.57%          0.00%      0.09%        0.66%(3)
     Equity Income Portfolio                                          0.47%          0.00%      0.09%        0.56%(3)
     Growth Portfolio                                                 0.57%          0.00%      0.10%        0.67%(3)
     High Income Portfolio                                            0.57%          0.00%      0.13%        0.70%
     Index 500 Portfolio                                              0.10%          0.00%      0.00%        0.10%(3),(7)
     Investment Grade Bond Portfolio                                  0.36%          0.00%      0.13%        0.49%
     Mid Cap Portfolio                                                0.57%          0.00%      0.12%        0.69%(3)
     Overseas Portfolio                                               0.72%          0.00%      0.17%        0.89%(3)
Franklin Templeton Variable Insurance Products Trust
       Class 2 shares, Mutual Shares Securities Fund                  0.60%          0.25%(5)   0.18%        1.03%
       Class 2 shares, Franklin Small Cap Value Securities  Fund      0.52%          0.25%(5)   0.17%        0.94%(3)
     Class 2 shares, Franklin Small-Midcap Growth Securities Fund     0.48%          0.25%(5)   0.28%        1.01%(3)
       Class 2 shares, Templeton Foreign Securities Fund              0.65%          0.25%      0.17%        1.07%(3)
       Class 2 shares, Franklin Real Estate Fund                      0.47%(4)       0.25%(5)   0.02%        0.74%
J.P. Morgan Series Trust II
     JPMorgan International Equity Portfolio                          0.60%          0.00%      0.60%        1.20%
     JPMorgan Small Company Portfolio                                 0.60%          0.00%      0.55%        1.15%
Neuberger Berman Advisers Management Trust
     I Class, Partners Portfolio                                      0.83%          0.00%      0.07%        0.90%(3)
     I Class, Mid Cap Growth Portfolio                                0.83%          0.00%      0.10%        0.93%(3)
     S Class, Fasciano Portfolio                                      1.15%          0.25%      0.70%        2.10%(3)
     I Class Limited Maturity Bond Portfolio                          0.65%          0.00%      0.10%        0.75%(3)


                                      -8-

Scudder Variable Series II
     Class B shares, DWS Dreman High Return Equity VIP                0.73%          0.25%      0.19%        1.17%(3)
     Class B shares, DWS Dreman Small Cap Value VIP                   0.75%          0.25%      0.19%        1.19%(3)
T. Rowe Price Equity Series, Inc.
       Blue Chip Growth Portfolio II                                  0.85%          0.25%      0.00%        1.10%
       Equity Income Portfolio II                                     0.85%          0.25%      0.00%        1.10%
       Health Sciences Portfolio II                                   0.95%          0.25%      0.00%        1.20%
Wells Fargo Variable Trust
     Wells Fargo Advantage VT Discovery Fund                          0.75%          0.25%      0.22%        1.22%(6)
     Wells Fargo Advantage VT Opportunity Fund                        0.72%          0.25%      0.20%        1.17%(6)


(1)The portfolio fees and expenses used to prepare the table above, and the example below, were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain portfolios may impose a redemption fee of no more than 2% of the amount of portfolio shares redeemed. We may be required to implement a portfolio's redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each portfolio's prospectus.

(2)Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain portfolio assets attributable to the Contracts for providing distribution and shareholder support services to some portfolios.


(3)Certain of the portfolios receive voluntarily and/or contractual waivers of fees and/or reimbursements of expenses from their investment advisers or other affiliates. However, there may be no legal obligation to continue these arrangements for any particular period of time. We are aware that (1) a National Life affiliate has committed to maintain the reimbursement arrangements for the named Sentinel Variable Products Funds until at least December 31, 2006, (2) A I M Advisors, Inc. has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses for the AIM V.I. Dynamics, Global Health Care, and Technology Funds-Series I to 1.30% (excluding certain expenses) through April 30, 2007 and to waive a portion of its advisory fees for the AIM V.I. Dynamics and Global Health Care Funds-Series I from January 1, 2005 through June 30, 2006, (3) The Dreyfus Corporation has agreed to waive receipt of a portion of the Fund's management fee, in the amount of .15 of 1% of the Quality Bond Portfolio's average daily assets, until June 30, 2006, (4) pursuant to their respective agreements with DWS Variable Series II, the investment manager, the underwriter, and the accounting agent have agreed, for the one year period commencing May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Class B shares of the DWS Dreman High Return Equity VIP and the DWS Dreman Small Cap Value VIP to 1.27% and 1.24%, respectively, (5) a portion of the brokerage commission the Fidelity Contrafund, Equity-Income, Growth, Mid Cap and Overseas Portfolios pay may be reimbursed and used to reduce the Portfolio's expense; and through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fidelity Contrafund, Growth, Mid Cap and Overseas Portfolios' custodian expenses, management fees for the Index 500 Portfolio have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses), this limit is contractual and may not be increased without approval of the Portfolio's shareholders and Board of Trustees, (6) the Franklin Small-Mid Cap Growth Securities, Franklin Small Cap Value Securities and Templeton Foreign Securities Funds' manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund, which is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission, (7) Neuberger Berman Management, Inc. ("NBMI") has undertaken through December 31, 2009 to waive fees and/or reimburse certain operating expenses, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.00% of the average daily net asset value of the Limited Maturity Bond, Mid-Cap Growth and Partners Portfolios; 1.40% for the Fasciano Portfolio and (8) Wells Fargo Funds Management, LLC has committed to maintain the waiver/reimbursement arrangements for the Wells Fargo Advantage VT Discovery and VT Opportunity Funds through April 30, 2007. If these arrangements are terminated, the affected portfolio's expenses may increase. Taking these waiver/reimbursement arrangements into account, annual operating expenses of those portfolios having such arrangements are shown below.




     Portfolio                                                                   Net Total Annual Expenses
     Sentinel Variable Products Trust
         Balanced Fund                                                                     0.79%
         Bond Fund                                                                         0.67%
         Common Stock Fund                                                                 0.65%
         Growth Index Fund                                                                 0.60%
         Mid Cap Growth Fund                                                               0.79%
         Money Market Fund                                                                 0.40%
         Small Company Fund                                                                0.70%
     AIM Variable Insurance Funds
        AIM V.I. Dynamics Fund - Series I Shares                                           1.16%
     Dreyfus Variable Investment Fund
        DVIF Quality Bond Portfolio - Initial Shares                                       0.60%
     Fidelity(R) Variable Insurance Products Initial Class
        Contrafund(R) Portfolio                                                            0.64%
        Equity Income Portfolio                                                            0.55%
        Growth Portfolio                                                                   0.63%
        Mid Cap Portfolio                                                                  0.64%
        Overseas Portfolio                                                                 0.82%
     Franklin Templeton Variable Insurance Products Trust
        Class 2 shares, Franklin Small Cap Value Securities  Fund                          0.89%
        Class 2 shares, Franklin Small-Midcap Growth Securities Fund                       0.99%
        Class 2 shares, Templeton Foreign Securities Fund                                  1.02%
     Neuberger Berman Advisers Management Trust
        S Class, Fasciano Portfolio                                                        1.41%
     Wells Fargo Variable Trust
        Wells Fargo Advantage VT Discovery Fund                                            1.15%
        Wells Fargo Advantage VT Opportunity Fund                                          1.07%

(4)The Franklin Real Estate Fund's administration fee is paid indirectly through the management fee.
(5)While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(6) Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Wells Fargo Advantage VT Discovery and VT Opportunity Funds are based on estimates for the current fiscal year.
(7) The annual class operating expenses for the Index 500 Portfolio are based on historical expenses adjusted to reflect current fees.



For information concerning compensation paid in connection with the sale of the Policies, see "Distribution of the Policies."

Example

The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and portfolio company fees and expenses.


The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the maximum fees and expenses of any of the portfolio companies apply as of December 31, 2005, and that you elected the Optional Enhanced Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


(1) If you surrender your Contract at the end of the applicable time period:


         1 Year        3 Years          5 years           10 years
         $1,068        $1,619           $2,188            $3,894


(2) If you annuitize your Contract at the end of the applicable time period or if you do not surrender your Contract:


         1 Year(3)       3 Years          5 years           10 years
           $368          $1,119           $1,888             $3,894


(3)The Contract may not be annuitized in the first two years from the Date of Issue.

                             ACCUMULATION UNIT VALUE
                                  (in dollars)

The following table sets forth for each period since inception for an accumulation unit outstanding throughout the period, (1) the accumulation unit value at the beginning of each period; (2) the accumulation unit value at the end of each period; and (3) the number of accumulation units outstanding at the end of each period.


Subaccount      Accumulation Accumulation Number of    Accumulation Accumulation Number of    Accumulation Accumulation Number of
                Unit Value   Unit Value   Accumulation Unit Value   Unit Value   Accumulation Unit Value   Unit Value   Accumulation
                at 6/20/97   at 12/31/97  Units        at 1/2/98    at 12/31/98  Units        at 1/4/99    at 12/31/99  Units
                                          Outstanding                            Outstanding                            Outstanding
                                          at 12/31/97                            at 12/31/98                            at 12/31/99

Sentinel VPT    10.00        10.68        198,364.24   10.69        11.96        681,315.40   11.96        12.14        1,054,556
Common Stock
Sentinel  VPT   10.00        11.16        36,358.13    11.14        12.71        167,349.38   12.63        17.40        351,290
Mid Cap Growth
Sentinel VPT    10.00        10.74        12,575.62    10.76        11.43        67,028.38    11.29        13.07        95,954
Small Company
Sentinel VPT    10.00        10.20        133,462.26   10.20        10.59        464,682.04   10.59        10.96        874,549
Money Market
Sentinel VPT    10.00        10.42        16,645.42    10.47        11.12        258,757.60   11.09        10.60        454,241
Bond
Sentinel VPT    10.00        10.64        86,880.05    10.65        11.80        321,764.26   11.80        11.74        555,721
Balanced
Alger
American        10.00        10.65        35,788.21    10.63        15.55        174,624.86   15.47        20.51        620,933
Growth
Alger
American        10.00        11.00        91,673.97    10.89        12.53        180,967.55   12.41        17.73        243,153
Small
Capitalization
Fidelity VIP    10.00        10.84        106,376.57   10.86        11.93        446,646.08   11.88        12.51        704,688
Fund-Equity
Income


                                      -11-

Fidelity VIP    10.00        10.71        20,134.41    10.75        14.74        128,908.47   14.73        19.97        558,722
Fund-Growth
Fidelity VIP    10.00        10.83        79,304.18    10.85        10.22        316,357.63   10.24        10.90        398,907
Fund-High
Income
Fidelity VIP    10.00        9.45         31,089.33    9.50         10.51        137,169.62   10.82        14.78        238,593
Fund-Overseas
Fidelity VIP    10.00        10.95        59,153.41    10.93        14.04        220,659.55   13.93        17.20        495,265
Fund
-Contrafund(R)
Fidelity VIP    10.00        10.88        123,048.43   10.94        13.77        644,354.40   13.75        16.37        1,479,594
Fund -
Index 500
Wells Fargo     10.00        11.26        594,648.07   11.16        14.29        79,046.28    14.08        26.76        318,572
Advantage VT
Discovery
Wells Fargo     10.00        11.16        340,375.32   11.15        12.50        125,380.26   12.55        16.63        200,977
Advantage VT
Opportunity


Subaccount     Accumulation Accumulation Number of   Accumulation Accumulation Number of     Accumulation Accumulation Number of
               Unit Value   Unit Value   Accumulation Unit Value   Unit Value   Accumulation  Unit Value   Unit Value   Accumulation
               at 1/3/00    at 12/31/00  Units        at 1/2/01    at 12/31/01  Units         at 1/2/02    at 12/31/02  Units
                                         Outstanding                            Outstanding                             Outstanding
                                         at 12/31/00                            at 12/31/01                             at 12/31/02
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT   11.90        13.15        1,080,323.09 12.98        11.91        1,550,727.39  11.93        9.71         1,800,411.01
Common Stock
------------------------------------------------------------------------------------------------------------------------------------
Sentinel  VPT  17.64        17.01        816,621.11   15.66        12.70        1,037,504.10  12.77        9.51         1,000,052.44
Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT   12.88        17.84        337,481.08   17.06        18.54        641,556.80    18.42        15.73        937,943.44
Small Company
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT   10.96        11.47        946,420.61   11.47        11.73        1,339,572.89  11.73        11.72        1,551.827.66
Money Market
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT   10.55        11.46        480,176.92   11.56        12.14        831,321.19    12.08        10.22        916,629.63
Bond
------------------------------------------------------------------------------------------------------------------------------------


                                      -12-

------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT   11.58        12.60        597,642.88   12.56        11.55        742,241.96    11.52        13.06        1,213.264.09
Balanced
------------------------------------------------------------------------------------------------------------------------------------
Alger
American       20.53        17.24        1,085,900.24 16.62        14.99        1,176,016.07  15.02        9.91         1,112,587.18
Growth
------------------------------------------------------------------------------------------------------------------------------------
Alger
American       17.64        12.73        600,592.69   11.62        8.85         713,337.23    8.76         6.44         627,551.21
Small
Capitalization
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP   12.18        13.38        877,837.96   13.22        12.54        1,100,806.66  12.56        10.27        1,336,207.03
Fund-Equity
Income
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP   19.93        17.54        1,030,524.99 16.81        14.24        1,161,109.49  14.33        9.82         1,116,957.82
Fund-Growth
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP   10.86        8.33         501,300.74   8.32         7.25         572,401.28    7.28         7.40           683,024.78
Fund-High
Income
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP   14.84        11.79        764,738.39   11.73        9.16         943,360.18    9.23         7.20           956,027.37
Fund-Overseas
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP   16.93        15.84        757,511.71   15.33        13.71        802,651.88    13.63        12.26          895,933.04
Fund
-Contrafund(R)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP   16.21        14.64        2,023,959.28 14.23        12.69        2,179,936.83  12.76        9.73         2,177,585.47
Fund -
Index 500
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo    26.94        22.48        594,648.07   20.44        15.34        649,737.70    15.42        9.45         593,006.69
Advantage VT
Discovery
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo    16.34        17.48        340,375.32   17.13        16.60        422,080.77    16.59        11.98          593,692.26
Advantage VT
Opportunity
------------------------------------------------------------------------------------------------------------------------------------


                                      -13-

Subaccount      Accumulation Accumulation Number of    Accumulation Accumulation Number of    Accumulation Accumulation  Number of
                Unit Value   Unit Value   Accumulation  Unit Value   Unit Value   Accumulation Unit Value   Unit Value  Accumulation
                at 1/2/03    at 12/31/03  Units        at 1/2/04    at 12/31/04  Units        at 1/3/05    at 12/31/05   Units
                                          Outstanding                            Outstanding                             Outstanding
                                          at 12/31/03                            at 12/31/04                             at 12/31/05
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT    9.96         12.59        2,081,352.52 12.59        13.61        2,530,565.26   13.46        14.45      2,669,872.15
Common Stock
------------------------------------------------------------------------------------------------------------------------------------
Sentinel
VPT Mid         9.77         13.30        1,190,675.96 13.30        14.74        1,136,704.15  14.48        15.08         969,791.11
Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT    16.08        21.64        1,242,053.68 21.73        24.73        1,502,266.70  24.37        26.40       1,366,987.15
Small Company
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT    11.72        11.64        1,010,025.42 11.64        11.59        956,343.80    11.59        11.76         798,945.46
Money Market
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT    12.98        13.63        1,303,319.09 13.58        14.07        1,287455.21   14.08        14.14       1,285,059.33
Bond
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT    10.35        12.47        1,134,775.52 12.46        13.21        1,253,469.20  13.13        13.77       1,223,837.89
Balanced
------------------------------------------------------------------------------------------------------------------------------------
Alger
American       10.23        13.21        1,147,661.68 13.17        13.74          981,988.91   13.57        15.18         767,708.64
Growth
------------------------------------------------------------------------------------------------------------------------------------
Alger
American         6.57         9.04         638,099.31   9.06         10.39        608,040.56   10.18        11.97         478,400.24
Small
Capitalization
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP    10.59        13.20        1,458,610.93 13.18        14.51        1,393,766.91 14.38        15.15        1,221,652.93
Fund-Equity
Income
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP    10.15        12.86        1,247,702.59 12.88        13.11        1,202,786.06 12.99        13.68        1,011,888.11
Fund-Growth
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP    7.41         9.29         926,868.19   9.29         10.04        1,010,663.00 10.05        10.17          988,225.90
Fund-Hig
Income
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP    7.33         10.19        1,064,456.93 10.31        11.41        1,185,510.33 11.34        13.40        1,141,752.38
Fund-Overseas
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP
Fund            12.49        15.53        1,052,447.55   15.50      17.68        1,069,940.50  17.45       20.39        1,007,625.08
-Contrafund(R)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP
Fund            10.05     12.32        2,313,638.44   12.28      13.44        2,088,000.22  13.33       13.89           1,911,723.93
-Index 500
------------------------------------------------------------------------------------------------------------------------------------


                                      -14-

------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo     9.86         12.51        639,147.81   12.47        14.70         543,989.20  14.39        15.89         449,988.64
Advantage VT
Discovery
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo     12.35        16.18        597,575.44   16.14         18.87       583,347.52   18.59        20.07         485,070.63
Advantage VT
Opportunity
------------------------------------------------------------------------------------------------------------------------------------




                                      -15-

     The following provides the information for Subaccounts which began operations on August 3, 1998.

Subaccount   Accumulation   Accumulation Number of     Accumulation Accumulation Number of    Accumulation Accumulation Number of
             Unit Value at  Unit Value   Accumulation  Unit Value   Unit Value   Accumulation Unit Value   Unit Value   Accumulation
             8/3/98         at 12/31/98  Units         at 1/1/99    at 12/31/99  Units        at 1/1/00    at 12/31/00  Units
                                         Outstanding                             Outstanding                            Outstanding
                                         at 12/31/98                             at 12/31/99                            at 12/31/00
------------------------------------------------------------------------------------------------------------------------------------
American
Century      10.00          10.96        2,561.63       10.98        12.76        183,326      12.62        11.25         325,390.25
VP Income &
Growth
------------------------------------------------------------------------------------------------------------------------------------
American
Century      10.00          10.41        480.38         10.41        10.18        63,007       9.92         11.86         233,597.13
VP Value
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan     10.00          9.69         0              9.93         13.06        25,478       13.10        10.84          79,538.84
International
Equity
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan
Small        10.00          9.98         10,554.25      9.93         14.21        30,934       14.08        12.43          84,711.61
Company
------------------------------------------------------------------------------------------------------------------------------------
Neuberger
Berman       10.00          10.19        9,444.56       10.18        10.79        47,306       10.65        10.72          72,340.65
Partners
------------------------------------------------------------------------------------------------------------------------------------

Subaccount  Accumulation Accumulation Number of     Accumulation  Accumulation Number of    Accumulation Accumulation  Number of
            Unit Value   Unit Value   Accumulation  Unit Value    Unit Value   Accumulation Unit Value   Unit Value    Accumulation
            at 1/1/01    at 12/31/01  Units         at 1/1/02     at 12/31/02  Units        at 1/1/03    at 12/31/0 3  Units
                                      Outstanding                              Outstanding                             Outstanding
                                      at 12/31/01                              at 12/31/02                             at 12/31/03
------------------------------------------------------------------------------------------------------------------------------------
American    10.96        10.17        513,559.72    10.21         8.08         647,417.35   8.33         10.31         767,740.19
Century VP
Income &
Growth
------------------------------------------------------------------------------------------------------------------------------------
American    11.64        13.19        497,921.29    13.15         11.37        816,576.88   11.66        14.46         963,627.66
Century VP
Value
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan    10.82        8.64         129,932.62    8.68          6.96         158,604.86   7.03         9.09          228,845.55
Inter-
national
Equity
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan
Small        11.76        11.27        94,501.13     11.18         8.71         115,400.73   8.92         11.68         118,426.03
Company
------------------------------------------------------------------------------------------------------------------------------------
Neuberger   10.44        10.27        92,299.75     10.26         7.68         134,673.28   7.92         10.23         168,915.13
Berman
Partners
------------------------------------------------------------------------------------------------------------------------------------


                                      -16-

Subaccount                  Accumulation    Accumulation   Number of             Accumulation   Accumulation  Number of Accumulation
                            Unit Value at   Unit Value at  Accumulation Units    Unit Value at  Unit Value at  Units Outstanding at
                            1/1/04          12/31/04       Outstanding at        1/1/05         12/31/05       12/31/05
                                    12/31/04
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Income  10.30           11.49          765,569.07            11.36          11.86          693,013.97
& Growth
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Value   14.42           16.30          1,108,091.56          16.15          16.88          1,137,146.95
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan International      0/13            10.62          285,762.15            10.53          11.59          293,409.83
Equity
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company      11.68           14.65          138,936.30            14.38          14.94          135,781.41
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners   10.18           12.01          181,388.86            11/81          13.98          247,078.58
------------------------------------------------------------------------------------------------------------------------------------

         The following information is for Subaccounts which began operations on December 1, 2000.

Subaccount                    Accumulation Unit  Accumulation   Number of       Accumulation   Accumulation Unit  Number of
                              Value at 12/1/00   Unit Value at  Accumulation    Unit Value at  Value at 12/31/01  Accumulation
                                                 12/31/00       Units           1/1/01                            Units Outstanding
                                                                Outstanding at                                    at 12/31/01
                                                                12/31/00
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Growth Index     10.00              9.45           6,231.81        9.04           8.07               152,290.12
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged      10.00              10.02          4,084.23        9.45           8.30               122,328.68
AllCap
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible  10.00              10.00          202.71          9.62           7.64               64,416.84
Growth Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund Investment  10.00              10.69          68,296.49       10.26          10.89              759,750.40
Grade Bond
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I Dynamics              10.00              10.58          6,055.31        9.75           7.26               185,977.17
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I Global Health Care    10.00              10.07          19,839.77       10.25          9.12               185,979.64
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I  Technology           10.00              10.18          7,402.18        8.92           5.38               140,047.82
------------------------------------------------------------------------------------------------------------------------------------


                                      -17-

 Subaccount                   Accumulation    Accumulation      Number of          Accumulation   Accumulation      Number of
                              Unit Value at   Unit Value at     Accumulation       Unit Value at  Unit Value at     Accumulation
                              1/1/02          12/31/02          Units Outstanding  1/1/03         12/31/03          Units
                                                                at 12/31/02                                         Outstanding at
                                                                                                                    12/31/03
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Growth Index     8.15            6.04              357,764.90         6.24           7.39              395,952.58
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged      8.28            5.41              183,800.39         5.58           7.19              292,149.77
AllCap
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible  7.70            5.35              148,267.80         5.52           6.65              159,344.69
Growth Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund Investment  10.85           11.85             1,702,427.77       11.77          12.30             1,885,368.96
Grade Bond
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I Dynamics              7.33            4.88              321,110.70         5.50           6.63              381,357.65
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I  Global Health Care   9.00            6.79              414,706.10         6.94           8.56              534,106.75
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I  Technology           5.53            2.82              283,490.20         2.95           4.04              547,768.82
------------------------------------------------------------------------------------------------------------------------------------

  Subaccount           Accumulation Unit       Accumulation      Number of        Accumulation     Accumulation    Number of
                       Value at 1/1/04         Unit Value at     Accumulation     Unit Value at    Unit Value at   Accumulation
                                               12/31/04          Units            1/1/05           12/31/05        Units
                                                                 Outstanding at                                    Outstanding at
                                                                 12/31/04                                          12/31/05
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Growth    7.36                    7.68              369,520.69       7.62             7.80            306,766.11
Index
------------------------------------------------------------------------------------------------------------------------------------
Alger American         7.18                    7.67              226,660.10       7.58             8.66            227,328.44
Leveraged AllCap
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Socially       6.64                    6.96              146,825.11       6.91             7.12            127,070.56
Responsible Growth
Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund      12.24                   12.67             1,968,755.52     12.67            12.77           1,880,488.62
Investment Grade Bond
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I Dynamics       6.61                    7.41              365,842.99       7.30             8.09            319,611.45
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I Global Health  8.58                    9.08              520,475.69       8.99             9.68            487,457.78
Care
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I Technology     4.05                    4.17              525,974.29       4.12             4.20            506,008.05
------------------------------------------------------------------------------------------------------------------------------------

The following information is for Subaccounts which began operations on May 1, 2004.


                                      -18-

Subaccount                Accumulation Unit  Accumulation Unit  Number of          Accumulation   Accumulation Unit   Number of
                          Value at 5/1/04    Value at 12/1/04   Accumulation Units Unit Value at  Value at 12/1/05    Accumulation
                                                                Outstanding at     1/1/05                             Units
                                                                12/31/04                                              Outstanding at
                                                                                                                      12/31/05
------------------------------------------------------------------------------------------------------------------------------------
American Century VP       10.00              10.75              7,351,49           10.64          10.84               7,270.33
Ultra(R)
------------------------------------------------------------------------------------------------------------------------------------
American Century VP       10.00              10.80              369,192.37         10.62          11.52               607,473.22
Vista
------------------------------------------------------------------------------------------------------------------------------------
American Century VP       10.00              11.29              212,294.68         11.29          12.61               401,457.14
International
------------------------------------------------------------------------------------------------------------------------------------
American Century VP       10.00              10.53              464,504.55         10.52          10.57               891,225.74
Inflation Protection
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Appreciation      10.00              10.31              247,910.98         10.24          10.62               596,450.11
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Developing        10.00              10.89              2,938,61           10.72          11.36               9,328.03
Leaders
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Quality Bond      10.00              10.42              21,381.13          10.41          10.53               51,108.90
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton        10.00              10.97              34,866.28          10.91          11.96               85,355.60
Mutual Shares Securities
------------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap        10.00              12.00              43,564.48          11.82          12.88               86,582.43
Value  Securities
------------------------------------------------------------------------------------------------------------------------------------
Franklin Small-Midcap     10.00              10.95              8,615.04           10.79          11.32               18,483.52
Growth Securities
------------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign         10.00              11.53              233,297.54         11.51          12.53               465,272.38
Securities
------------------------------------------------------------------------------------------------------------------------------------
Franklin Real Estate      10.00              13.58              71,208.32          13.45          15.20               193,126.58
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Mid Cap          10.00              12.26              107,584.38         12.04          14.31               266,877.22
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Mid Cap  10.00              11,52              6,084.77           11.33          12.92               21,984.12
Growth
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman          10.00              19,84              143,490.34         10.82          11.10               293,062.65
Fasciano
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Limited  10.00              9.97               586,111.12         9.97           9.97                1,138,952.51
Maturity Bond
------------------------------------------------------------------------------------------------------------------------------------
Scudder Dreman High       10.00              11.23              21,818.25          11.12          11.91               43,214.24
Return Equity
------------------------------------------------------------------------------------------------------------------------------------
Scudder Dreman Small Cap  10.00              11.93              122,129.24         11.73          12.91               134,345.17
Value
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity      10.00              11.21              41,206.25          11.10          11.46               86,284.42
Income Portfolio II
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Blue Chip   10.00              10.79              279,899.33         10.69          11.24               897,520.42
Growth Portfolio II
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Health      10.00              10.36              106,209.89         10.23          11.56               136,594.78
Sciences Portfolio II
------------------------------------------------------------------------------------------------------------------------------------


               NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE FUNDS

National Life



National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract's benefits. Financial Statements for National Life are contained in the Statement of Additional Information.

The Variable Account
--------------------

The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law. National Life has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act. Such registration does not involve supervision of the management of the Variable Account or National Life by the Securities and Exchange Commission.

The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct. National Life does not guarantee the investment performance of the Variable Account. Obligations under the Contracts are obligations of National Life. Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner. A separate Subaccount is established within the Variable Account for each of the Fund options.

The Funds
---------


         You may choose from among a number of different Subaccount options. The investment experience of each of the Subaccounts depends on the investment performance of the underlying Fund.

         The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

         The Variable Account purchases and redeems shares of the portfolios at net asset value. The Variable Account automatically reinvests all dividend and capital gain distributions of the portfolios in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, the Variable Account does not pay portfolio dividends or portfolio distributions out to you as additional units, but instead reflects them in unit values.

         Before choosing to allocate your Premium Payments and Contract Value, carefully read the prospectus for each Fund, along with this Prospectus. There is no assurance that any of the portfolios will meet their investment objectives. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the portfolios. You should know that during extended periods of low interest rates, the yields of the Sentinel Variable Products Trust Money Market Fund may also become extremely low and possibly negative.

Not all portfolios may be available in all states or in all markets.

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE(S). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference.


------------------------------------------------------ ------------------------ ----------------------------------- ----------------
Portfolio                                              Type of Fund             Investment Adviser                  Subadviser
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
Sentinel Variable Products Trust:
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Common Stock Fund                                   Large Value Equity       Sentinel Asset Management, Inc.     None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Growth Index Fund(1)                                Index Equity             Sentinel Asset Management, Inc.     None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Mid Cap Growth Fund                                 Mid Cap Growth Equity    Sentinel Asset Management, Inc.     None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Money Market Fund                                   Money Market             Sentinel Asset Management, Inc.     None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Small Company Fund                                  Small Blend Equity       Sentinel Asset Management, Inc.     None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Bond Fund                                           Investment-Grade Bond    Sentinel Asset Management, Inc.     None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Balanced Fund                                       Hybrid Equity and Debt   Sentinel Asset Management, Inc.     None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
AIM Variable Insurance Funds, Inc.:
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   AIM V.I. Dynamics Fund - Series I Shares            Mid Cap Growth Equity    A I M Advisors, Inc.                None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   AIM V.I. Global Health Care Fund - Series I         Sector Equity            A I M Advisors, Inc.                None
Shares
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   AIM V.I. Technology Fund - Series I Shares          Sector Equity            A I M Advisors, Inc.                None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
The Alger American Fund:
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Growth Portfolio - Class O Shares                   Large Growth Equity      Fred Alger Management, Inc.         None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Leveraged AllCap Portfolio - Class O Shares         Growth Equity            Fred Alger Management, Inc.         None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Small Capitalization Portfolio - Class O Shares     Small Growth Equity      Fred Alger Management, Inc.         None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
American Century Variable Portfolios, Inc.:
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   VP Income & Growth Portfolio                        Large Value Equity       American Century Investment         None
                                                                                Management, Inc.
------------------------------------------------------ ------------------------ ----------------------------------- ----------------


                                      -21-

------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   VP Value Portfolio                                  Mid Cap Value Equity     American Century Investment         None
                                                                                Management, Inc.
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   VP Ultra(R) Portfolio                                 Large Growth Equity      American Century Investment         None
                                                                                Management, Inc.
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   VP Vista Portfolio                                  Mid Cap Growth Equity    American Century Investment         None
                                                                                Management, Inc.
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   VP International Portfolio                          International Equity     American Century Global Investment  None
                                                                                Management, Inc.
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   VP Inflation Protection Portfolio                   Fixed Income             American Century Investment         None
                                                                                Management, Inc.
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
Dreyfus Variable Investment Fund
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
    Appreciation Portfolio                             Large Blend              The Dreyfus Corporation             Fayez Sarofim &
                                                                                                                    Co.
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
    Developing Leaders Portfolio                       Aggressive Growth        The Dreyfus Corporation             None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
    Quality Bond Portfolio                             Investment Grade Bond    The Dreyfus Corporation             None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
Dreyfus Socially Responsible Growth Fund, Inc.         Large Cap Growth         The Dreyfus Corporation             None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
Fidelity(R) Variable Insurance Products Initial Class:
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Equity-Income Portfolio                             Large Value Equity       Fidelity Management & Research
                                                                                Company                             None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Growth Portfolio                                    Large Growth Equity      Fidelity Management & Research
                                                                                Company                             None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   High Income Portfolio                               Below Investment Grade   Fidelity Management & Research
                                                       Bond                     Company                             None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Overseas Portfolio                                  International Equity     Fidelity Management & Research      FMR U.K., FMR
                                                                                Company                             Far East, and
                                                                                                                    Fidelity
                                                                                                                    International
                                                                                                                    Investment
                                                                                                                    Advisers;
                                                                                                                    Fidelity
                                                                                                                    Investments
                                                                                                                    Japan Limited
------------------------------------------------------ ------------------------ ----------------------------------- ----------------



                                      -22-

------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Contrafund(R) Portfolio                             Large Growth Equity      Fidelity Management & Research
                                                                                Company                             None
------------------------------------------------------ ------------------------ ---------------------------------------- -----------
   Index 500 Portfolio                                 Index Equity             Fidelity Management & Research      Geode Capital
                                                                                Company                             Management, LLC
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Investment Grade Bond Portfolio                     Investment Grade Bond    Fidelity Management & Research
                                                                                Company                             None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
  Mid Cap Portfolio                                    Mid Cap Blend            Fidelity Management & Research
                                                                                Company                             None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
Franklin Templeton Variable Insurance Products Trust
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
  Class 2 shares, Mutual Shares Securities Fund        Mid Cap Value            Franklin Mutual Advisors, LLC       None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
Class 2 shares, Franklin Small Cap Value Securities    Small Cap Value          Franklin Advisory Services, LLC     None
Fund
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
Class 2 shares, Franklin Small-Midcap Growth           Small-Mid Cap Growth     Franklin Advisors, Inc.             None
Securities Fund
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
Class 2 shares, Templeton Foreign Securities Fund      Foreign                  Templeton Investment Counsel, LLC   None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
 Class 2 shares, Franklin Real Estate Fund             Sector Equity            Franklin Advisors, Inc.             None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
J.P. Morgan Series Trust II:
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   JPMorgan International Equity Portfolio             International Equity     J.P. Morgan Investment Management
                                                                                Inc.                                None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   JPMorgan Small Company Portfolio                    Small Cap Blend Equity   J.P. Morgan Investment Management
                                                                                Inc.                                None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
Neuberger Berman Advisers Management Trust
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   I Class, Partners Portfolio                         Large Value              Neuberger Berman Management, Inc.   None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   I Class, Mid Cap Growth Portfolio                   Mid Cap Growth Equity    Neuberger Berman Management, Inc.   None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   S Class, Fasciano Portfolio                         Small Cap Blend          Neuberger Berman Management, Inc.   None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   I Class, Limited Maturity Bond Portfolio            Short-Term               Neuberger Berman Management, Inc.   None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
Scudder Variable Series II:
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
   Class B shares, Dreman High Return Equity VIP       Large Value              Deutsche Investment Management      Dreman Value
                                                                                Americas, Inc.                      Management, LLC
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
Class B shares, Dreman Small Cap Value VIP             Small Cap Value          Deutsche Investment Management      Dreman Value
                                                                                Americas, Inc.                      Management, LLC
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
T. Rowe Price Equity Series, Inc.
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
     Equity Income Portfolio II                        Large Value              T. Rowe Price Associates, Inc.      None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
     Blue Chip Growth Portfolio II                     Large Growth             T. Rowe Price Associates, Inc.      None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
     Health Sciences Portfolio II                      Sector Equity            T. Rowe Price Associates, Inc.      None
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
Wells Fargo Variable Trust
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
     Wells Fargo Advantage VT Discovery Fund           Mid Cap Growth Equity    Wells Fargo Funds Management, LLC   Wells Capital
                                                                                                                    Management,
                                                                                                                    Incorporated
------------------------------------------------------ ------------------------ ----------------------------------- ----------------
     Wells Fargo Advantage VT Opportunity Fund         Mid Cap Blend            Wells Fargo Funds Management, LLC   Wells Capital
                                                                                                                    Management,
                                                                                                                    Incorporated
------------------------------------------------------ ------------------------ ----------------------------------- ----------------


                                      -23-


(1)On or about October 28, 2005, National Life filed an application with the Securities and Exchange Commission seeking an order to approve a substitution of shares of the Fidelity VIP Index 500 Portfolio for shares of the SVPT Growth Index Fund. If the appropriate approvals are obtained, the substitution is expected to occur later this year. After the substitution, the Sentinel Variable Products Growth Index Fund will no longer be an available investment option. Between October 28, 2005 until the date of the proposed substitution, you may make one transfer of all amounts under your Contract invested in the SVPT Growth Index Fund to another available under your Contract without that transfer counting as a "free" transfer permitted under the Contract. If the proposed substitution is carried out, each Contract owner affected by the substitution will be sent a written notice informing them of the fact and details of the substitution.

Other Information
-----------------


         Contractual Arrangements. National Life has entered into or may enter into agreements with Funds pursuant to which the adviser or distributor pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other separate accounts. These percentages may differ and we may be paid a greater percentage by some investment advisers or distributors than other advisers or distributors. These agreements reflect administrative services we provide. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Contract. The amount of this compensation with respect to the Contract during 2005, including the 12b-1 fees referred to in the next paragraph, ranged from $4,304 to $87,311 per adviser, and the percentages of assets ranged from 0.05% to 0.25%. For more information on the compensation we receive, see "Contractual Arrangement between National Life and the Funds' Investment Advisors or Distributors" in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. ("ESI"), the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain portfolio assets for providing distribution and shareholder support services to some of the portfolios. Because 12b-1 fees are paid out of a portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.


         Conflicts of Interest. The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the underlying Fund or Funds which are involved in the conflict.

                   DETAILED DESCRIPTION OF CONTRACT PROVISIONS

         We describe our basic Contract below. There may be differences in your Contract (such as differences in fees, charges or benefits) from the one described in this prospectus because of the requirements of the state where we issued your Contract. Please consult your Contract for its specific terms.

Issuance of a Contract
----------------------

         The Contract is available to Owners up to and including age 85, on an age on nearest birthday basis, on the Date of Issue. If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue, again on an age on nearest birthday basis. If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners. At our discretion, we may issue Contracts at ages higher than age 85.


         In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of ESI, the principal underwriter of the Contracts, or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.


         If you are purchasing the Contract in connection with a tax-favored arrangement, including an IRA and a Roth IRA, you should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

         Tax Free "Section 1035" Exchanges. You can generally exchange one variable annuity contract for another in a "tax-free exchange" under Section 1035 of the Code. Before making the exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract. There will be a new surrender charge period for this Contract and other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interests. You should be aware that your insurance agent will generally earn a commission if you buy this Contract through an exchange or otherwise.

         Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

         What this means for you: When you open an account (i.e., purchase a Contract), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

Premium Payments
----------------

         The Initial Premium Payment. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and must be at least $1500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums. For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts must be at least $3000.

         Subsequent Premium Payments. Subsequent Premium Payments may be made at any time, but must be at least $100 ($50 for Individual Retirement Annuities). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment. For Contracts purchased in the States of Oregon and Massachusetts, we are not permitted to accept subsequent Premium Payments on or after the third Contract Anniversary. Effective March 2, 2005, we may accept subsequent premium payments on or after the third Contract Anniversary for new Contracts purchased in the State of Oregon.

         The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent.

         Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day. Please remember that we must receive a transaction request at our Home Office before 4:00 p.m. Eastern Time to process the transaction on that Valuation Day. A Valuation Day ends at the close of regular trading of the New York Stock Exchange.

         Allocation of Net Premium Payments. In the application for the Contract, the Owner will indicate how Net Premium Payments are to be allocated among the Subaccounts of the Variable Account, the Fixed Account and/or the Guaranteed Accounts. These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see "Telephone Transaction Privilege," below). ). However, if your Contract is participating in the Illuminations program described under "Optional `Illuminations' Investment Advisory Service", below, making a change to your premium allocations on your own will be treated as a termination of your Contract's participation in the Illuminations program.


         The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We allocate the initial Net Premium Payment within two business days after receipt at our home office, if the application and all information necessary for processing the order are complete. We do not begin processing your purchase order until we receive the application and initial premium payment at our home office from your agent's broker-dealer.

         If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application. If the application is not complete at the end of the five day period, we inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete. Once the application is complete, we allocate the initial Net Premium Payment as designated by the Owner within two business days.

         We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments at our Home Office, based on your allocation percentages then in effect. Please note that if you submit your Premium Payment to your agent, we will not begin processing the Premium Payment until we have received it from your agent's selling firm. At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares. The net asset value of the shares purchased is converted into Accumulation units.

         The Subaccount values will vary with their investment experience, and you bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

         We offer a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment comes from the surrender of an annuity contract issued by National Life's affiliate, Life Insurance Company of the Southwest. We pay this credit after the free look right with respect to the Contract has expired.


         When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Sentinel VPT Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange units in the Sentinel VPT Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.


Transfers
---------

         You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request. If you elect the telephone transaction privilege, you may make transfers by telephone. See "Telephone Transaction Privilege," below. Transfers are made as of the Valuation Day that the request for transfer is received at the Home Office. Please remember that a Valuation Day ends at the close of regular trading of the New York Stock Exchange, currently 4:00 p.m. Eastern Time. Transfers to or from the Subaccounts may be postponed under certain circumstances. See "Payments," below. A market value adjustment will be applied to transfers out of a Guaranteed Account prior to its termination date; see "The Guaranteed Accounts," below.

         We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty. We reserve the right to restrict transfers to the Fixed Account and/or the Guaranteed Accounts to 25% of the Variable Account Contract Value during any Contract Year. For Contracts issued in Massachusetts only, we will enforce the above restrictions on your ability to move Contract Value into the Fixed Account and the Guaranteed Accounts only when the yield on investment would not support the statutory minimum interest rate. In addition, we will enforce these restrictions only in a manner that would not be unfairly discriminatory.


         You may, (only one each year and within 45 days after the end of the calendar year) transfer a portion of the unloaned value in the Fixed Account to the Variable Account. Prior to the end of the calendar year, we determine the maximum percentage that may be transferred from the Fixed Account. This percentage will be at least 10% of the Contract Value in the Fixed Account (25% in New York). After a transfer from the Fixed Account to the Variable Account or a Guaranteed Account, we reserve the right to require that the value transferred remain in the Variable Account or the Guaranteed Account for at least one year before it may be transferred back to the Fixed Account. We will allow Owners electing Illuminations for the first time to transfer value from the Fixed Account outside of the normally permitted transfer window of 45 days after the end of the calendar year. Unless otherwise restricted, all or a portion of value in the Fixed Account may be transferred upon the initial election of Illuminations. Once this one-time initial transfer is effected, no other transfer from the Fixed Account will be permitted outside of the normal 45-day transfer window.

For Contracts issued after July 1, 2004, where this provision has been approved by your state insurance regulator, if you transfer Contract Value out of any Guaranteed Account, you may not transfer Contract Value back into any Guaranteed Account until one year has elapsed from the time of the transfer out of a Guaranteed Account.

         We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

         We have no current intention to impose a transfer charge in the foreseeable future. However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of twelve transfers in any one Contract Year. We may do this if the expense of administering transfers becomes burdensome. See "Transfer Charge," below.

         If your Contract is in the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service", below, you will be allowed to implement fund transfers. Please note, however, if you implement fund transfers, your allocations will depart from the FundQuest recommendations, and, if you keep the Contract in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.

Disruptive Trading


Policy. The Contracts are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the Subaccounts or between the Subaccounts and the Fixed Account or the Guaranteed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds). These risks include:

     o the dilution of interests of long-term investors in a if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund's investments;

     o an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and
     o    increased brokerage and administrative expenses.


The risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.


We have developed policies and procedures with respect to market timing and other transfers (the "Procedures") and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.


Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the Subaccounts of variable products issued by these companies or retirement plans.


Deterrence. Once an Owner has been identified as a "market timer" under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Contract on our administrative system so that the system will have to be overridden by the Variable Products services staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not "market timing."

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or
(iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds.


We currently do not impose redemption fees on transfers. Further, for transfers between or among the Subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.


Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.


As a result of our discretion to permit Owners previously identified as "market timers" to make transfers that we do not believe involve "market timing," and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the Subaccount and the Fund could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Value of a Variable Account Accumulation Unit
---------------------------------------------

         We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccounts commenced operations. We determine the value for any subsequent Valuation Period by multiplying the value of an Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. No minimum value of an Accumulation Unit is guaranteed. The number of Accumulation Units will not change as a result of investment experience.

   Net Investment Factor. Each Subaccount of the Variable Account has its own
                             Net Investment Factor.
     o The Net Investment Factor measures the daily investment performance of that Subaccount.

     o The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

     o Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares, because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

         Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (the Sentinel Variable Products Money Market Portfolio).

Determining the Contract Value.

     The Contract Value is the sum of:

     1)  the value of all Variable Account Accumulation Units, plus
     2)  amounts allocated and credited to the Fixed Account, plus
     3)  amounts allocated and credited to a Guaranteed Account, minus
     4) any outstanding loans on the Contract and accrued interest on such loans.

         When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that the your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value. We will not deduct charges or deductions from a Guaranteed Account unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and in the Fixed Account. If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first. Value held in the Fixed Account and the Guaranteed Accounts is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to Contingent Deferred Sales Charges, the Annual Contract Fee, optional Enhanced Death Benefit Rider charge, and premium taxes, if applicable.

Annuitization
-------------

         Maturity Date. The Maturity Date is the date on which annuity payments are scheduled to begin. You may indicate the Maturity Date on the application. The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts). If no specific Maturity Date is selected, the Maturity Date will be your 90th birthday, the 90th birthday of the oldest of Joint Owners, or the Annuitant's 90th birthday if the Owner is not a natural person; or, if later, 10 years after the Date of Issue. You may elect a single payment equal to the Cash Surrender Value on the Maturity Date, rather than annuity payments. You may also settle the contract under a Payment Option prior to the scheduled maturity date. You may contact either your Registered Representative or the Home Office for requirements to settle the contract.

         If you request in writing (see "Ownership Provisions," below), and we approve the request, the Maturity Date may be accelerated or deferred. However, we will not permit an acceleration of a Contract's Maturity Date to any date before the 30 day window prior to the termination date of any Guaranteed Account held by the Contract. If an Owner of such a Contract desires to accelerate that Contract's Maturity Date, the Owner must first transfer the Contract Value in all Guaranteed Accounts the termination dates of which would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account. A market value adjustment will be applied to such Contract Value transferred out of the Guaranteed Accounts. See "The Guaranteed Accounts," below.

         Election of Payment Options. You may, with prior written notice and, at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment. We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

         If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3 - Payments for Life with 120 months certain. You may elect, revoke or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice. The Annuity Payment Options available are described below.

         Frequency and Amount of Annuity Payments. The amount of your annuity payment depends in part on the frequency and duration of annuity payments. If you would like the amount of your annuity payments to be as large as possible, you should select an option that pays less frequently and for a shorter duration. On the other hand, if it is important for you to receive annuity payments as often and for as long a time period as possible, you should select an annuity payment option that pays more frequently and for a longer period of time. Please note that, in general, the more frequent or the longer the duration is for annuity payments, the smaller the amount that each annuity payment will be. We pay annuity payments as monthly installments, unless you select annual, semi-annual or quarterly installments. If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected. In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100. In no event will we make payments under an annuity option less frequently than annually.

Annuitization - Variable Account
--------------------------------

We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

     o Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account;
     o To establish the number of Annuity Units representing each monthly annuity payment,
     o the dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;
     o The number of Annuity Units remains fixed during the annuity payment period;
     o The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and
     o The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

Once payments have begun, future payments will not reflect any changes in mortality experience.

         Value of an Annuity Unit. The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased. The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see "Net Investment Factor," above).

         Assumed Investment Rate. A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts. We may make assumed investment rates available at rates other than 3.5%. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

Annuitization - Fixed Account
-----------------------------

         A Fixed Annuity is an annuity with payments which are guaranteed as to dollar amount during the annuity payment period. We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the sex of the Chosen Human Being, if applicable. The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date. The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

         We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

Annuity Payment Options
-----------------------

         Any of the following Annuity Payment Options may be elected:

         Option 1-Payments for a Stated Time. We will make monthly payments for the number of years selected, which may range from 5 years to 30 years.

         Option 2-Payments for Life. An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the Chosen Human Being. It would be possible under this option for the payee to receive only one annuity payment if the annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

         Option 3-Payments for Life with Period Certain-Guaranteed. An annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.

         We may allow other Annuity Payment Options, including, if applicable, the Stretch Annuity Payment Option described below.

         Some of the stated Annuity Payment Options may not be available in all states. You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization. If a request is approved by us, it will be permitted under the Contract.


         Qualified Contracts (except Roth IRA's before the Owner's death) are subject to the minimum distribution requirements set forth in the Code. Payment Option 1 may not satisfy these requirements. Please consult a tax advisor.


         Under Payment Option 1, you may change to any other Payment Option at any time. At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments. Under Payment Option 1, you may also fully surrender the Contract at any time. Upon surrender in this situation, the Owner will receive the remaining value of the Contract, which is the value of the Contract used to determine the most recent payment amount, adjusted for investment performance through the date of surrender. A surrender is subject to any applicable Contingent Deferred Sales Charge at the time of the surrender.

Stretch Annuity Payment Option
------------------------------


         We offer the Stretch Annuity Payment Option to Contracts which have paid Net Premium Payments, less any Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per beneficiary participating in the payment option.


         Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial payee and a beneficiary, as calculated based on Table VI of Section 1.72-9 of the Income Tax Regulations (but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code). The beneficiary may be a much younger person than the initial payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

         Please consult your authorized National Life representative for more information on the Stretch Annuity Payment Option.

         You should consult your tax advisor about potential income, gift, estate and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option.

Death of Owner
--------------

         If you or a Joint Owner dies prior to the Annuitization Date, then we will pay (unless the Enhanced Death Benefit Rider has been elected) a Death Benefit to the Beneficiary.

         The Contract provides that if you or a Joint Owner dies prior to the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, the Death Benefit will be equal to the greater of:

         (a) the Contract Value, or

         (b) the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value), and


         (c) in each case minus any applicable premium tax charge to be assessed upon distribution.


For Contracts issued prior to November 1, 2003 only, or if your state approved the adjustment referred to in (b) above for cases where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value after that date, or has not yet approved that adjustment, that adjustment will not be made. In the case of these Contracts, a Withdrawal will reduce the Death Benefit only by the amount of the Withdrawal.

         The Contract further provides that if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

         For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract. We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract. We will notify you if we discontinue this Death Benefit.

         Unless the Beneficiary is the deceased Owner's (or Joint Owner's) spouse, the Death Benefit must be distributed within five years of such Owner's death. The Beneficiary may elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy. Such annuity must begin within one year following the date of the Owner's death and is currently available only as a Fixed Annuity. If the Beneficiary is the spouse of the deceased Owner (or, if applicable, a Joint Owner), then the Contract may be continued without any required Distribution. If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

         Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner.

Death of Annuitant Prior to the Annuitization Date
--------------------------------------------------

         If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary. If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant's death, the Contract may be continued without any required Distribution. If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner. If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

         In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive at our home office in writing:


     o   due proof of the Annuitant's or an Owner's (or Joint Owner's) death;

     o an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

     o   any form required by state insurance laws.



         If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits. If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law. If no election has been made by the end of such 90-day period commencing with the date we receive written notice or as otherwise required by law the Death Benefit will be paid in a single sum payment.

Generation-Skipping Transfers
-----------------------------

         We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, the payment will be reduced by any tax National Life is required to pay by Section 2603 of the Code.

         A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Owner.

Ownership Provisions
--------------------

         Unless otherwise provided, the Owner has all rights under the Contract. If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract. If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract. The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

         Prior to the Annuitization Date, the Owner may name a new Owner. Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see "Federal Income Tax Considerations," below). Any change of Owner will automatically revoke any prior Owner designation. Any request for change of Owner must be (1) made by proper written application, (2) received and recorded by National Life at its Home Office, and
(3) may include a signature guarantee as specified in the "Surrender and Withdrawal" provision below. The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time it was received and recorded.

         The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date. Such a request must be made in writing on a form acceptable to us and must be signed by the Owner, and the person to be named as Annuitant or contingent Annuitant. Any such change is subject to underwriting and approval by us.

                             CHARGES AND DEDUCTIONS

         All of the charges described in this section apply to Variable Account allocations. Allocations to the Fixed Account are subject to Contingent Deferred Sales Charges, the Annual Contract Fee and Premium Tax deductions and the charge for the Enhanced Death Benefit Rider, if applicable. The Fixed Account and the Guaranteed Accounts are not subject to the Mortality and Expense Risk Charge and the Administration Charge.

         We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder. More particularly, the administrative services include:

     o   processing applications for and issuing the Contracts;

     o processing purchases and redemptions of Fund shares as required (including automatic withdrawal services);

     o   maintaining records;

     o   administering annuity payouts;

     o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

     o   reconciling and depositing cash receipts;

     o   providing Contract confirmations;

     o   providing toll-free inquiry services; and

     o   furnishing telephone transaction privileges.

The risks we assume include:


     o the risk that the actual life-span of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);

     o the risk that Death Benefits, or the Enhanced Death Benefit under the optional Enhanced Death Benefit Rider, will exceed the actual Contract Value;

     o the risk that more Owners than expected will qualify for and exercise waivers of the Contingent Deferred Sales Charge; and

     o the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).


         The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the Contingent Deferred Sales Charge collected may not fully cover all of the distribution expenses we incur. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

Deductions from the Variable Account
------------------------------------

         We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value. The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.

Contingent Deferred Sales Charge
--------------------------------

         We may pay a commission up to 6.5% (up to 7.0% during certain promotional periods) for the sale of a Contract; however, we make no deduction for a sales charge from the Premium Payments for these Contracts. However, if a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a Contingent Deferred Sales Charge ("CDSC").

         The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered. For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments. No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments. For tax purposes, a surrender is usually treated as a withdrawal of earnings first. This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

         The CDSC applies to Net Premium Payments as follows:


Number of Completed      Contingent Deferred    Number of Completed     Contingent Deferred
Years from Date of       Sales Charge           Years from Date of      Sales Charge
Net Premium Payment      Percentage             Net Premium Payment     Percentage


0                        7%                     4                       3%
1                        6%                     5                       2%
2                        5%                     6                       1%
3                        4%                     7                       0%


         In any Contract Year after the first Contract Year (except in the states referred to in the last sentence of this paragraph), you may make Withdrawals without a CDSC of an aggregate amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender. The CDSC-free feature is also non-cumulative. This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.

         In the first Contract Year a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in New Jersey and Washington) of each Premium Payment for each completed month since each Premium Payment. Two ways to access these CSDC-free amounts in the first Contract Year are by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (see "Available Automated Fund Management Features-Systematic Withdrawals," below), or by making a Withdrawal which is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. You may be subject to a tax penalty if you take Withdrawals prior to age 59 1/2 (see "Federal Income Tax Considerations," below). In New Jersey and Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.

         In addition, no CDSC will be deducted:


     o   upon the Annuitization of Contracts,

     o   upon payment of a death benefit pursuant to the death of the Owner, or

     o from any values which have been held under a Contract for at least 84 months.


         No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account or a Guaranteed Account and the Variable Account; however, a Market Value Adjustment may apply to transfers out of a Guaranteed Account before the termination date of such account.

         When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where

         (a) is the amount which would otherwise be available for Withdrawal without application of a CDSC; and where

         (b) is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

         We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1, and subsequently surrenders the Contract prior to seven years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

         We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request. This waiver is not available in the States of New Jersey and New York.

Annual Contract Fee
-------------------

         For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30.00. This fee will be assessed annually on each Contract Anniversary on which the Contract Value is less than $50,000. No Annual Contract Fee will be assessed after the Annuitization Date. This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Transfer Charge
---------------

         Currently, unlimited free transfers are permitted among the Subaccounts and the Guaranteed Accounts, and transfers among the Fixed Account, the Variable Account and the Guaranteed Accounts are permitted free of charge within the limits described above under "Transfers" (however, a market value adjustment will be applied to any transfer out of a Guaranteed Account prior to its termination date; see "The Guaranteed Accounts," below). We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. We would not anticipate making a profit on any future transfer charge.

         If we impose a transfer charge, we will deduct it from the amount being transferred. All transfers requested on the same Valuation Day are treated as one transfer transaction. Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is being made. These transfers will not count against the twelve free transfers in any Contract Year.

Premium Taxes
-------------

         If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax, currently ranging up to 3.5%. We will pay premium taxes at the time imposed under applicable law. Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment. We currently intend to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

Charge for Optional Enhanced Death Benefit Rider
------------------------------------------------

         Annual charges are made if you elect the optional Enhanced Death Benefit Rider. See "Optional Enhanced Death Benefit Rider," below. The annual charge for the Enhanced Death Benefit Rider is 0.20% of Contract Value as of the date the charge is deducted. The annual charge will be deducted at issue (or at the time of election, if elected after issue), and then on each Contract Anniversary thereafter, up to and including the Contract Anniversary on which you are age 80 on an age on nearest birthday basis. After such Contract Anniversary, we will discontinue the charge. We will make the charge pro rata from the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Other Charges
-------------

         The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds. Information on the fees and expenses for the Funds is set forth in "Underlying Fund Annual Expenses" above.

         More detailed information is contained in the Funds' prospectuses which accompany this prospectus.

         We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Contracts. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts. (See "Distribution of Contracts", below).

                         CONTRACT RIGHTS AND PRIVILEGES

Free Look
---------

         You may revoke the Contract at any time between the Date of Issue and the date 10 days after receipt of the Contract and receive a refund of the Contract Value plus any charges assessed at issue, including the Annual Contract Fee, charge for the optional Enhanced Death Benefit Rider, and any premium tax, unless otherwise required by state and/or federal law. Some states may require a longer free look period. Where the Contract Value is refunded, you will have borne the investment risk and been entitled to the benefit of the investment performance of the chosen Subaccounts during the time the Contract was in force.

         In the case of IRA's and states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

         In order to revoke the Contract, it must be mailed or delivered to our Home Office. Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective. In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office.

         The liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to you will be paid by us.

Loan Privilege - Tax Sheltered Annuities
----------------------------------------

         Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract. Loans will be subject to the terms of the Contract and the Code.

         If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available anytime prior to the Annuitization Date. We may limit the number of loans available on a single contract. You will be able to borrow a minimum of $1500 (we may permit lower amounts). The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract (if you have Contract Value allocated to one or more Guaranteed Accounts, at the time you wish to take a loan, you must first transfer all such Contract Value out of those Guaranteed Accounts - see "The Guaranteed Accounts," below). In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities or other Qualified Contracts, including this Contract, exceed the lesser of:


         (a) 50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities or other Qualified Contracts (or $10,000 if greater); or


         (b)      $50,000.

The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made. The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.


         If you take a loan from your Contract, it will not be eligible for the Illuminations program described under "Optional `Illuminations' Investment Advisory Service," below, while the loan is outstanding. If your Contract is participating in the Illuminations program, then you would first have to terminate the Contract's participation in Illuminations before being able to take a loan. Loans may also not be taken if you have elected systematic withdrawals.


         All loans will be made from the Collateral Fixed Account. When a loan is taken an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account. We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value. No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.

         Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than the minimum annual rate guaranteed for your Contract's Fixed Account. On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

         Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase your principal residence must be repaid within 20 years. During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement. The maximum interest rate will be the greater of:

     o the Moody's Corporate Bond Yield Average - Monthly Average Corporates, as published by Moody's Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or

     o   4%.

         The loan interest rate is subject to change on each Contract Anniversary. If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount. We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more. We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year. The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined, and will never be higher than 15%.

         Twenty days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due. Corresponding to the due date of each loan repayment, we will establish a "billing window" defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.

         Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal. The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement, are the amounts if all loan repayments are made exactly on the due date. The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date. The amount of principal will be the repayment amount minus the interest. The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

         Loan repayments received outside of the billing window will be processed as a repayment of principal only. Only repayments received within the billing window may satisfy the amount due. If a payment received within the billing window is less than the amount due, it will be returned to you.

         If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default. This amount may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes, but will not be offset against the Contract Value until such time as a distribution may be made. On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

         If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest. If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, we may restrict any transfer of the Contract which would otherwise qualify as a transfer as permitted in the Code.

         Loans may also be subject to additional limitations or restrictions under the terms of the employer's plan. Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), a loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. You should seek competent legal advice before requesting a loan. We are not responsible for determining whether a loan meets the requirements of ERISA, including the requirement that a loan bear a reasonable rate of interest.

         If a loan is outstanding, all payments received from you will be considered loan repayments. Any payments received from your employer will be considered premium payments. We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans. We also reserve the right to assess a loan processing fee. IRA's, Non-Qualified Contracts and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans.

Surrender and Withdrawal
------------------------


         At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract. "Proper written application" means that you must request the surrender in writing. We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.


         We will, upon receipt of any such written request, pay to you the Cash Surrender Value. The Cash Surrender Value will reflect any applicable CDSC (see "Contingent Deferred Sales Charge," above), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see "Premium Taxes", above). The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

         We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.

         At any time before the death of the Owner and before the Contract is annuitized, the Owner may make a Withdrawal of a portion of the Contract Value. The minimum Withdrawal is $500, except where the Withdrawal is a minimum distribution as required by certain Qualified contract rules or where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner's investment advisor. At least $3,500 in Cash Surrender Value must remain after any Withdrawal. However, for Contracts issued prior to November 1, 2003 only (or a later date if your state approved this change after November 1, 2003), at least $3,500 in Contract Value must remain after any Withdrawal.

         Generally, Withdrawals in the first Contract Year and Withdrawals in excess of 15% (10% in New Jersey and Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. See "Contingent Deferred Sales Charge", above. However, in the first Contract Year, a CDSC-free Withdrawal is currently available in an amount not exceeding 1/12th of 15% (10% in New Jersey and Washington) of each premium payment for each completed month since each Premium Payment. For purposes of determining CDSC-free amounts in the first Contract Year only, all Premium Payments received prior to the first Monthly Contract Date will be considered to have been paid at the Date of Issue. One way to access these CDSC-free amounts in the first Contract Year is by setting up a monthly systematic Withdrawal program (see "Available Automated Fund Management Features-Systematic Withdrawals" below). Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first. This method will tend to minimize the amount of the CDSC.

         Withdrawals will be taken based on your instructions at the time of the Withdrawal. If you do not provide specific allocation instructions, or to the extent that Contract Value in the sources you specify are insufficient, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account. The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account. If it is necessary to take the Withdrawal from the Guaranteed Accounts, it will be taken pro rata from all Guaranteed Accounts in which there is Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis. To the extent a Withdrawal is taken from a Guaranteed Account, a market value adjustment will be applied (see "The Guaranteed Accounts
- Market Value Adjustment", below).

         Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the Guaranteed Accounts based on the allocation percentages of the Withdrawal. Any amount of CDSC that we deduct from a Subaccount which is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.


         If your Contract is participating in the Illuminations program described under "Optional `Illuminations' Investment Advisory Service," below, and you allocate the Withdrawal pro rata among the Subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Contract will not be disturbed. If, on the other hand, you allocate the Withdrawal to specific funds, the Contract will depart from the recommended allocations. However, if the Contract remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Contract Value will be rebalanced back to the recommended model.


         A Surrender or a Withdrawal may have tax consequences. See "Federal Income Tax Considerations," below.

Payments
--------

         We will pay any funds surrendered or withdrawn from the Variable Account within 7 days of receipt of such request at our Home Office. However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:


     o   when the New York Stock Exchange ("Exchange") is closed,
     o   when trading on the Exchange is restricted,
     o when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or
     o during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders.


The rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (2) and (3) exist.

         In cases where you surrender your Contract within 15 days of making a premium payment by check, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 15 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

         We reserve the right to delay payment of any amounts allocated to the Fixed Account or to a Guaranteed Account which are payable as a result of a Surrender, Withdrawal or loan for up to six months after we receive a written request in a form satisfactory to us.

         If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract
-----------------------------------------------------------------

         Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

     o when the Owner attains age 59 1/2, severs employment, dies, or becomes disabled (within the meaning of Code Section 72(m)(7)); or

     o   in the case of hardship (as defined for purposes of Code Section 401
         (k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:

     o salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;

     o earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

     o all amounts transferred from 403(b)(7) Custodial Accounts (except that amounts held as of the close of the last plan year beginning before January 1, 1989 and salary reduction contributions (but not earnings) after such date may be withdrawn in the case of hardship).

         Any Distribution other than the above, including exercise of a contractual ten-day free look provision (when available) may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax-Sheltered Annuity.

         A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life's understanding of the withdrawal restrictions which are currently applicable under Section 403(b)(11) and Revenue Ruling 90-24. Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

         The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts.

Telephone Transaction Privilege
-------------------------------


         If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or portfolio rebalancing, terminate or make changes in your Illuminations investment advisory program, if your Contract is participating, in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, and modify systematic withdrawals by providing instructions to us at our Home Office over the telephone. You can make the election either on the application for the Contract or by providing a proper written authorization to us. We reserve the right to suspend telephone transaction privileges at any time and for any reason. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.


         We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if those reasonable procedures are not followed. The procedures followed for telephone transfers will include one or more of the following:


     o requiring some form of personal identification prior to acting on instructions received by telephone,

     o   providing written confirmation of the transaction, and

     o   making a tape recording of the instructions given by telephone.


         Telephone transfers may not always be available. Telephone systems, whether yours, ours, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

If, on a Contract that is participating in the Illuminations program, you effect a change in premium allocation, initiate Dollar Cost Averaging or change Portfolio Rebalancing from the Portfolio Rebalancing program included within Illuminations, your Contract's participation in the Illuminations program will terminate.

Optional "Illuminations" Investment Advisory Service
----------------------------------------------------

         National Life makes available to all Sentinel Advantage Variable Annuity Contract Owners, subject to the minimums and the exception for ERISA contracts described below, at no cost to the Owner, an optional investment advisory service which National Life calls "Illuminations". Illuminations is not available on Contracts purchased under 403(b) plans subject to ERISA or any employer-sponsored ERISA qualified plan under Code Section 401(a), except for single life 401(k) plans covering only Highly Compensated Employees and employer-sponsored plans where the Contract is used as a "trust owned annuity" issued on a single life but for the benefit of all plan participants. Illuminations is available on non-ERISA Qualified Contracts, including IRA's and non-ERISA 403(b) plans, subject to the minimums described below. Under this program, National Life has arranged for FundQuest, Incorporated, a registered investment adviser firm which is independent of National Life, to provide an investment advisory service under which it determines and maintains an allocation of the Contract Value of your Contract among the available options which is suited to your investment objective, financial situation and risk tolerance. Illuminations is available at the issue of a new Contract if the initial Premium Payment is at least $50,000, or it is expected that at least $50,000 will be paid from all sources, including the initial Premium Payment and funds deposited from the section 1035 exchange of another contract. After issue of a Contract, Illuminations is available if the total Premium Payments under the Contract have been at least $50,000 or if the current Contract Value is at least $50,000. Section 403(b) Tax-Sheltered Annuity Contracts will not be eligible to add Illuminations to the Contract if a loan is outstanding on the Contract, and once in the Illuminations program, will not be able to take a loan on the Contract unless they first terminate participation in Illuminations.

         If you elect to participate in Illuminations, you will be asked to fill out a detailed questionnaire, which addresses your investment objective, financial situation and risk tolerance. FundQuest will then evaluate the completed questionnaire to determine the allocation best suited to you. FundQuest will maintain a number of different allocation models for clients with different investment objectives, financial situations and risk tolerances, and you will be assigned to one of these models. However, you will have the ability to impose reasonable restrictions on the management of your Contract, including the ability to designate particular funds or types of funds that should not receive allocations of Contract Value from your Contract. Please contact National Life's Home Office at (800) 732-8939 if you wish to impose restrictions on the management of your Contract which contains the Illuminations management feature. If you place restrictions on a particular fund or type of fund, you must either suggest an alternative fund or fund type or specify that the assets that would have been allocated to the restricted fund or fund type be allocated pro rata among the other funds in your model. At the implementation of your Illuminations program, you will receive a Strategy Report prepared by FundQuest which discusses the strategy to be followed in allocating your Contract Value among the Funds.

FundQuest will make changes to its fund allocation models from time to time as it deems appropriate based on changes in the financial markets, fund performance, and other factors. FundQuest will communicate these changes to National Life, which will then automatically implement the changes in each affected Contract, pursuant to a Limited Power of Attorney executed by Illuminations participants. This Limited Power of Attorney will authorize FundQuest to direct National Life to implement changes to your model determined by FundQuest, without obtaining your specific prior approval of the changes. In addition, FundQuest also currently intends to rebalance each Illuminations account back to its then-current model allocation semi-annually. This semi-annual rebalancing will also be implemented pursuant to the Limited Power of Attorney, and will be done automatically without your specific prior approval.

Further information regarding FundQuest is included in Part II of FundQuest's Form ADV, which will be provided to Contract Owners when they elect to participate in Illuminations.


Once in the Illuminations program, you will receive a quarterly report prepared by FundQuest discussing the performance of your Contract's Subaccount allocation, all the transactions made within your Contract, and its value at the beginning and end of the period. In this report, you will be reminded that you should contact National Life if there have been changes in your financial situation or investment objectives, and that you may impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.


In addition, at least annually you will be contacted by your National Life agent to determine whether there have been any changes in your financial situation or investment objectives, and whether you wish to impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

Once you have elected to participate in the Illuminations program, you may terminate your participation in the program at any time, by providing written or telephone instructions to National Life. If you terminate the Illuminations program, we will no longer automatically apply any portfolio rebalancing to your Contract, unless you specifically elect to begin a Portfolio Rebalancing feature described under section below entitled "Available Automated Fund Management Features".


If, while your Contract is participating in the Illuminations program, you should need or want to make a Withdrawal from your Contract, and you allocate the Withdrawal pro rata among the Subaccounts in the Contract, the proportionate allocations recommended by FundQuest for your Contract will not be disturbed. If, on the other hand, you allocate the Withdrawal to specific funds, the Contract will depart from the recommended allocations. However, if the Contract remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.


While your Contract is in the Illuminations program, you will be allowed to implement fund transfers, but if you do so, your allocations will depart from the FundQuest recommendations, and, if you keep the Contract in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.

While your Contract is in the Illuminations program, the Dollar Cost Averaging feature described in the next section below will not be available, and Portfolio Rebalancing will only be available as part of the Illuminations program. If you do elect to begin Dollar Cost Averaging, or change your Portfolio Rebalancing from the Illuminations program, such election will automatically terminate your Contract's participation in the Illuminations program. Similarly, if you instruct National Life to make a change in the allocation of new Premiums on your Policy, this will be treated as a termination of your Contract's participation in the Illuminations program.

Available Automated Fund Management Features
--------------------------------------------

         We currently offer the following free automated fund management features. However, we are not legally obligated to continue to offer these features and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued. Only one of Dollar Cost Averaging and Portfolio Rebalancing is available under any single Contract at one time, but either may be used with Systematic Withdrawals.

         Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us.

         If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds. This procedure starts with the Monthly Contract Date next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

         This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets. For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

         While your Contract is in the Illuminations program described in the section immediately above, Dollar Cost Averaging will not be available. If you do elect to begin Dollar Cost Averaging, such election will automatically terminate your Contract's participation in the Illuminations program.

         Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the initial application or after issue by completing a change request form and sending it to us.

         In Contracts utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer takes place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages. This procedure starts with the Monthly Contract Date three, six or twelve months after the Date of Issue and continues on each Monthly Contract Date three, six or twelve months thereafter. Contracts electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three, six or twelve months thereafter. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form.

         If you change the Contract's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

         Portfolio Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts which have had relatively unfavorable investment performance. Portfolio rebalancing does not guarantee a profit or protect against a loss.

         While your Contract is in the Illuminations program described in the section immediately above, Portfolio Rebalancing will be available only as part of the program, which will rebalance semi-annually back to your allocations as determined by FundQuest. If you do elect to change Portfolio Rebalancing from this Illuminations program, such election will automatically terminate your Contract's participation in the Illuminations program.

         Systematic Withdrawals. At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis. You may provide specific instructions as to how the systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal. Moreover, Withdrawals may only be taken from the Guaranteed Accounts to the extent that the Contract Value in the Variable Account and the Fixed Account is insufficient to accomplish the Withdrawal. If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis; Contract Value will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Variable Account and the Fixed Account to accomplish the Withdrawal. Each systematic Withdrawal is subject to federal income taxes. In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are under age 59 1/2. If you direct, we will withhold federal income taxes from each systematic Withdrawal. You may elect to have your systematic withdrawal payment electronically transferred to your checking or savings account by submitting the appropriate paperwork deemed by us to be in good order. A systematic Withdrawal program terminates automatically when a systematic Withdrawal would cause the remaining Cash Surrender Value to be $3,500 or less (or, in the case of Contracts issued prior to November 1, 2003, if a systematic Withdrawal would cause the Contract Value to be $3500 or less). If this happens, then the systematic Withdrawal transaction causing the Cash Surrender Value to fall below $3500 will not be processed. You may discontinue systematic Withdrawals at any time by notifying us in writing.

         A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in "Contingent Deferred Sales Charge", above. If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington - see "Contingent Deferred Sales Charge," above). Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.


         Limited systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue). These systematic Withdrawals are limited to monthly systematic Withdrawal programs only. The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state). These systematic Withdrawals will not be subject to a CDSC. The other rules for systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. Systematic withdrawals may not be elected if there is a policy loan.


Contract Rights Under Certain Plans
-----------------------------------

         Contracts may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan, and benefits available to participants under the plan are governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

                                THE FIXED ACCOUNT

         Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account, including the Guaranteed Accounts discussed below, are not registered under the Securities Act of 1933 ("Securities Act"), nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion. Disclosures regarding the Fixed Account, the Guaranteed Accounts, and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

         Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account. Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments. We will invest the assets of the Fixed Account and the Guaranteed Accounts in those assets we choose and allowed by applicable law.

Minimum Guaranteed and Current Interest Rates
---------------------------------------------

         The Contract Value held in the Fixed Account which is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate which may vary from time to time, but which will be fixed at the issue of a Contract and will not vary over the life of the Contract, and will be at least the minimum effective interest rate required by your state's law. For Contracts issued before November 1, 2003, the minimum guaranteed effective annual interest rate is 3.0%. We may credit the Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts remains in effect for twelve months. In general, National Life expects to set the interest rates applicable to Contract Value held in the Fixed Account at rates which permit National Life to earn a profit on the investment of the funds. At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate in our discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

         Amounts deducted from the unloaned portion of the Fixed Account for the charge for the optional Enhanced Death Benefit Rider, the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis. Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.

         National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below the applicable minimum rate or shorten the period for which the interest rate applies to less than 12 months.

         For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

Enhanced Fixed Account
----------------------

         During special promotional periods (the "offer period"), we may make available to the Contracts a special Fixed Account Option, called the "Enhanced Fixed Account". The Enhanced Fixed Account, when available, allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate that that otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account. You should keep in mind that the interest rate applicable to the Enhanced Fixed Account applies only for a specified period of time and to a principal balance in the Enhanced Fixed Account which declines over time as funds are moved into the Variable Account.

         During an offer period (which will be from time to time at our discretion), the Enhanced Fixed Account will be available to new and existing Contract Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time of the offer. Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account. We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period. When we set an offer period, we will announce all the terms of the Enhanced Fixed Account, and post this information on our web site at www.nationallife.com.

         We may make more than one offer with respect to an Enhanced Fixed Account at the same time. If we do, we will reserve the right to allow you to participate in only one such offer at a time. In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers. Any Contract Value in the Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer. Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our Home Office.

         We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts. The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account. We will declare this percentage at the time of the offer, in our discretion. Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

         The Enhanced Fixed Account will be part of the Fixed Account described above.

         Transfers into the Enhanced Fixed Account will not be allowed. The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request. If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends. If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

         The Owner may terminate participation in the Enhanced Fixed Account at any time by notifying National Life at its Home Office. This will result in all value in the Enhanced Fixed Account being transferred in accordance with the Owner's then-current premium allocation.

         Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

         Guaranteed Accounts, as described below, are not available for the systematic transfers out of the Enhanced Fixed Account.

         This program is not available simultaneously with Dollar Cost Averaging or Portfolio Rebalancing, but is available with Systematic Withdrawals. Also, if you elect to receive benefits under an Accelerated Benefits Rider while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to the Money Market Subaccount.

         During the offer period we may permit, in our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account. If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

         We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required, if they are received after the end of the offer period, or if, for any other reason, the written instructions of the Owner cannot be carried out. We may hold these Premium Payments for up to 20 days before refunding them. Any amounts refunded will be credited with interest at 5%. The Enhanced Fixed Account will not be available in the State of Washington.

                             THE GUARANTEED ACCOUNTS


         Contract Owners may also allocate Net Premium Payments and/or Contract Value to one or more Guaranteed Accounts. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in the Guaranteed Account for the specified period of time. Guaranteed Accounts are currently available for 3, 5, 7 and 10 year periods.


         Like the Fixed Account described above, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life's general account, which supports its insurance and annuity obligations.

Investments in the Guaranteed Accounts
--------------------------------------


         You may invest in a Guaranteed Account by allocating Net Premium Payments to the Guaranteed Account of the desired 3, 5, 7 or 10 year period, either on the application or by a later change in Net Premium Payment allocation. You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired 3, 5, 7 or 10 year period by making a written transfer request, or by telephone if the telephone transaction privilege applies. Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described under "Transfers" above for transfers from the Fixed Account to the Variable Account.


         All deposits into a Guaranteed Account are subject to a $500 minimum. If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the Money Market Subaccount.

         You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is later than your Contract's Maturity Date.

         Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period. We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. We expect to set the rates for the Guaranteed Accounts such that we will earn a profit on the investment of the funds. If you surrender your Contract or withdraw or transfer Contract Value out of the Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this Prospectus as a "market value adjustment" will be applied to such Contract Value before the surrender, Withdrawal or transfer. This market value adjustment is described in detail below.

         Currently there is no charge, apart from any market value adjustment as referred to above, for transfers into or out of a Guaranteed Account. However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.

         We may at any time change the number and/or duration of Guaranteed Accounts we offer. Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

Termination of a Guaranteed Account
-----------------------------------

         The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to the Guaranteed Account. For example, if Contract Value is transferred to a 7 year Guaranteed Account on May 2, 2005, the termination date for this Guaranteed Account is May 2, 2012, or the next following Valuation Day if May 2, 2012 is not a Valuation Day.

         We will notify you in writing of the termination of your Guaranteed Account. Such notification will normally be mailed approximately 45 days prior to the termination date for the Guaranteed Account. During the 30 day period prior to the termination date (the "30 day window"), you may provide instructions to reinvest the Contract Value in the Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time. No market value adjustment will apply to any such reinvestment made as the result of instructions received during the 30 day window. In the event that you do not provide instructions during the 30 day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in the Guaranteed Account to the Money Market Subaccount of the Variable Account. No market value adjustment will be applied to this transfer. You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available investment option whenever you like.

Market Value Adjustment
-----------------------

         Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred or annuitized prior to the termination date of the Guaranteed Account. However, a market value adjustment will be applied to a surrender of your Contract or any such Contract Value withdrawn or transferred (we refer to a surrender, Withdrawal or transfer before the 30 day window as an "MVA Withdrawal") from the Guaranteed Account prior to the 30 day window before its termination date.

         We will apply the market value adjustment before we deduct any applicable CDSC or taxes. A market value adjustment will apply to Withdrawals from a Guaranteed Account prior to the 30 day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

         A market value adjustment reflects the change in current interest rates since we established a Guaranteed Account. The market value adjustment may be positive or negative. Adjustments may be limited in amount, as described in more detail below.

         Generally, if at the time of your MVA Withdrawal the applicable index interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account are higher than the applicable index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed Account, then the market value adjustment will result in a reduction of your Contract Value. If the opposite is true at the time of your MVA Withdrawal, then the market value adjustment will result in an increase in your Contract Value. However, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at the Contract's minimum guaranteed interest rate. For Contracts issued on or after November 1, 2003, this minimum guaranteed interest rate may vary based on your state law and on prevailing interest rates, but will be set at the time of issue of the Contract and, once set, will not vary over the life of the Contract. For Contracts issued prior to November 1, 2003, however, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at 3.0% per annum.

         We compute the amount of a market value adjustment as the lesser of (1) and (2) below. The market value adjustment will be positive if (1) below is positive. It will be negative if (1) below is negative.

         (1) the absolute value of the Contract Value subject to the market value adjustment times:

                             ((1+i)/(1+j+c))n/12 - 1
         where
i = the interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available at the time of the initial deposit for the Guaranteed Account duration.
n = the number of whole months until the termination date of the Guaranteed Account j = the current interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available for a period of length n/12, rounded down to the next whole year. If there is no interest rate for the maturity needed to calculate i or j, we will use straight line interpolation between the interest rate for the next highest and next lowest maturities to determine that interest rate. If the maturity is less than one year, we will use the index rate for a one-year maturity.
c = a constant, .0025 in most jurisdictions.

         or

         (2) the amount initially deposited into the Guaranteed Account times:

                  ((1+k)d/365 - (1 + g)d/365) - the sum of all
                     [TransferT ((1+k)e/365 -(1 + g)e/365)]

         where

k = the interest rate guaranteed for the guaranteed period.
d = (365 times the number of complete years since the initial deposit into the Guaranteed Account) plus the number of days since the last anniversary of such initial deposit (or the initial deposit date if less than one year has elapsed since the initial deposit) to the current date.
TransferT = a transfer from the Guaranteed Account on day T.
e = (365 times the number of complete years since T to the current transfer date) plus the number of days from the last anniversary of T (or the days since T if less than one year has elapsed). g= your Contract's guaranteed minimum interest rate.

         If you have made more than one deposit into a Guaranteed Account, and you do not instruct us otherwise, we will treat Withdrawals and transfers as coming from such Guaranteed Accounts on a pro rata basis, and within Guaranteed Accounts with the same initial guarantee period, on a first-in-first-out basis; that is, Contract Value with the earliest date of deposit into a Guaranteed Account will be withdrawn or transferred prior to Contract Value with later dates of deposit into such Guaranteed Account.

         A market value adjustment will be applied to Funds transferred from a Guaranteed Account to collateralize a loan, whether for the initial loan or for loan interest.

We will not apply a market value adjustment to:
     -   any MVA Withdrawal during the 30 day window
     -   Death Benefit proceeds
     -   your Contract on its Maturity Date; or
     - any deduction from a Guaranteed Account made to cover the Annual Contract Fee or Rider Charges.

Examples

Example #1:
Original Deposit:  $10,000
Original Deposit Date:  May 1, 2004
The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 3.5%.

On May 1, 2006, the Owner wishes to transfer the full amount from the seven-year Guaranteed Account. The i rate as of May 1, 2004 for seven year periods was 3.15%. The j rate available for five year periods on May 1, 2006 is 2.75%. The contract's minimum guaranteed interest rate is 1.5%. There are 60 months remaining in the original guaranteed period.

The Contract Value in this Guaranteed Account on May 1, 2006 is $10,712.25. (10,000 x 1.035(2)).

The first part of the market value adjustment formula gives:

$10,712.25 x(((1+0.0315)/(1+0.0275+.0025))60/12 - 1) =  $78.23.

The second part of the market value adjustment formula gives:

$10,000 x ((1 + 0.035)730/365 - (1 + 0.015)730/365) = $410.00

The amount of the market value adjustment is the lesser of the absolute value of the first part, $78.23, and of the second part, $410.00. Since the result of the first part is positive, the market value adjustment is an increase in Contract Value.

The amount of the transfer will be $10,712.25 + 78.23 = $10,790.48.

Example #2
Original Deposit:  $10,000
Original Deposit Date:  May 1, 2004
The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 3.5%.

On May 1, 2006, the Owner wishes to transfer the full amount from the seven-year guaranteed account. The i rate as of May 1, 2004 for seven year periods was 3.15%. The j rate available for five year periods on May 1, 2006 is 3.75%. The contract's minimum guaranteed interest rate is 1.5%. There are 60 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2006 is $10,712.25. (10,000 x 1.035(2)).

The first part of the market value adjustment formula gives:

$10,712.25 x (((1+0.0315)/(1+0.0375+.0025))60/12 - 1)  =  -$430.66.

The second part of the market value adjustment formula gives:

$10,000 x (( 1 + 0.035 )730/365 - ( 1 + 0.015 )730/365 ) = $410.00

The amount of the market value adjustment is the lesser of the absolute value of the first part, $430.66, and of the second part, $410.00. Since the result of the first part is negative, the market value adjustment is a reduction in Contract Value.

The amount of the transfer will be $10.712.25 - $410.00 = $10,302.25.

Note that the amount $10,302.25 is $10,000 accumulated for two years at 1.5%. In this example, the market value adjustment was restricted to the amount of interest earned by the Guaranteed Account in excess of 1.5%. Had the market value adjustment been positive in this example, it still would have been restricted to $410.00.

Other Matters Relevant to the Guaranteed Accounts
-------------------------------------------------

         If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no market value adjustment will be applied to such Contract Value before the Death Benefit is paid.

         If you own a section 403(b) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow Contract Value, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the Variable Account or to the Fixed Account prior to the processing of the loan. A market value adjustment will apply to such transfer. We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment. While a loan is outstanding, premiums may not be allocated to, and transfers may not be made to, the Guaranteed Accounts.

         The Guaranteed Accounts are not available in the states of Washington and Oregon. In Texas, only Contracts issued after April 8, 2002 are eligible to invest in the Guaranteed Accounts.

Preserver Plus Program
----------------------

         Under this program, you may place a portion of a Net Premium Payment into a 7 year or 10 year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment. We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net Premium Payment. The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.

         Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from the Guaranteed Account prior to the end of the guarantee period. Keep in mind that if you have a Qualified Contract, you will be required to take minimum required distributions.

                      OPTIONAL ENHANCED DEATH BENEFIT RIDER

You may choose to include the Enhanced Death Benefit Rider in your Contract. The Rider is subject to the restrictions and limitations set forth in it. Election of this optional benefit involves an additional cost. This Rider is not available in Texas. If you elected the Enhanced Death Benefit Rider, then the following enhanced death benefit will be payable to the Beneficiary if you (or the Annuitant if the Owner is not a natural person) die prior to the Contract Anniversary on which you are age 81on an age on nearest birthday basis ( or in the case of Joint Owners, if the first of the Joint Owners to die dies prior to the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), and prior to annuitization. The Enhanced Death Benefit will equal the highest of:


         (a) the basic Death Benefit as described above; and


         (b) the largest Contract Value as of any prior Contract Anniversary after the Enhanced Death Benefit Rider was applicable to the Contract, plus Net Premium Payments, minus any Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any loan taken and accrued interest thereon, in each case since such Contract Anniversary.

         We calculate this as of the date we receive due proof of death. Any applicable premium tax charge payable on your death will be applied to reduce the value of the determined enhanced death benefit (see "Premium Taxes, above).

         If you (or the Annuitant if the Owner is not a natural person) die on or after the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies on or after the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), or after annuitization, the death benefit will not be enhanced and will be an amount equal to Contract Value, less any applicable premium tax charge.

         The Enhanced Death Benefit Rider is available at issue if the Owner (or the Annuitant if the Owner is not a natural person, or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Date of Issue of the Contract. It is available after issue if the Owner (or the Annuitant if the Owner is not a natural person, or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Contract Anniversary on which the Rider is being added, and only on a Contract Anniversary and only if at the time of the Rider is requested the Contract Value is greater than the total of all Net Premium Payments less all Withdrawals, and any outstanding loan on the Contract and accrued interest on such loan.

         The annual charge for this Rider is 0.20% of Contract Value. After the Contract Anniversary on which you (or the Annuitant, if the Owner is not a natural person) are age 80 on an age on nearest birthday basis (or in the case of Joint Owners, after the Contract Anniversary in which the oldest Joint owner is age 80 on an age on nearest birthday basis), we discontinue the charge. See "Charge for Optional Enhanced Death Benefit Rider", above.

         It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

         We distribute the Enhanced Death Benefit in the same manner as the normal Death Benefit. See "Death of Owner," above.

                       OPTIONAL ACCELERATED BENEFIT RIDERS

If the Contract has been in force for at least five years, the Accelerated Benefit Riders provide accelerated Death Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. The terminal illness or chronic illness must have begun while the Contract was in force. Benefits accelerated under these Riders are discounted for interest and mortality. Once benefits have been accelerated, the Contract terminates. There is no cost for these Riders. They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue whose age, on an age on nearest birthday basis, is 0-75.

         The covered person is the Owner, unless the Owner is not a person, in which case the covered person is the Annuitant. If there are Joint Owners, then each are considered covered persons. If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five years from the date of the change.

         These Riders may not be available in all states and its terms may vary by state. These Riders will not be available in New York, Texas, Virginia and Washington. As of the date of this Prospectus, California, Oregon and Pennsylvania have not yet approved these Riders. Connecticut, Kansas, Louisiana, Minnesota, New Jersey, South Carolina and Utah only allow the terminal illness portion of the Riders.

         Any amount received under an Accelerated Benefits Rider should be taxed in the same manner as a surrender of the Contract. See "Federal Income Tax Considerations", below.

                        FEDERAL INCOME TAX CONSIDERATIONS

         The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.

         If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Because the tax benefits of annuity contracts may not be needed in the context of Qualified Contracts, you generally should not buy a Qualified Contract for the purpose of obtaining tax deferral.

Taxation of Non-Qualified Contracts
-----------------------------------

         Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

         The following discussion generally applies to Contracts owned by natural persons.

         Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. There is no guidance on the proper tax treatment of market value adjustment and it is possible that a positive market value adjustment at the time of a Withdrawal from a Guaranteed Account may be treated as part of the Contract Value immediately prior to the distribution. A tax advisor should be consulted on this issue. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

         Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

     o   made on or after the taxpayer reaches age 59 1/2;

     o   made on or after the death of an Owner;

     o   attributable to the taxpayer's becoming disabled; or

     o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

         Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

         Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

         Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee who is not an Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

         Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

Taxation of Qualified Contracts
-------------------------------

         The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

         Individual Retirement Accounts (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions up to a maximum amount specified in the Code. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional Enhanced Death Benefit provision in the Contract comports with IRA qualification requirements.

         SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a maximum amount specified in the Code. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

         Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

         Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

         Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

         Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment for his or her deferred compensation account. For non-governmental Section 457 plans, all such investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

         Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.

         Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

         "Eligible rollover distributions" from section 401(a) plans, Section 403(a) annuities, and Section 403(b) plans, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to non-taxable distributions if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, Section 403(b) plan, IRA or to a governmental section 457 plan that agrees to separately account for rollover contributions.

Federal Estate Taxes
--------------------

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.


Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes
------------------------

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

         We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

         For additional information relating to the tax status of the Contract, see the Statement of Additional Information.

                                GENDER NEUTRALITY

         In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964 vary between men and women on the basis of sex. The Court applied its decision to benefits derived from contributions made on or after August 1, 1983. Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, some states prohibit using sex-distinct mortality tables.

         The Contract uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables. As a result, the Contract generally provides different benefits to men and women of the same age. Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.

                                  VOTING RIGHTS

         Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

         In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds. These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account. If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

         The person having the voting interest under a Contract is the Owner. The number of Fund shares attributable to each Owner is determined by dividing the Owner's interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.

         We determine the number of full and fractional shares which a person has the right to vote on a date we choose not more than 90 days prior to the meeting of the Fund. We solicit voting instructions by written communication at least 21 days prior to such meeting.

         We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all contracts participating in the Variable Account.

         Each person having a voting interest will receive periodic reports relating to the Funds, proxy material and a form with which to give such voting instructions.

                           CHANGES TO VARIABLE ACCOUNT

         We reserve the right to create one or more new separate accounts, combine or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time. In addition, if the shares of the Funds described in this Prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract. The other Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Contracts. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.

                          DISTRIBUTION OF THE CONTRACTS

         We have entered into a distribution agreement with ESI for the distribution and sale of the Contracts. ESI is an SEC-registered broker-dealer firm and is a member of the National Association of Securities Dealers, Inc. More information about ESI and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You can also obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. ESI is a wholly-owned subsidiary of National Life. It distributes a full line of securities products, including mutual funds, unit investment trusts, and variable insurance contracts, and provides individual securities brokerage services. You may purchase a Contract through a registered representative of ESI, and you may also purchase a Contract from another broker-dealer which has a selling agreement with ESI. The maximum payment to a dealer for selling the Contracts will generally be 6.5%; however, during certain promotional periods the dealer concession, or commission, may vary. These promotional periods will be determined by National Life and the maximum dealer concession paid during these periods will not exceed 7.0%. We will pay the dealer concession, at the election of the registered representative, either as a percentage of the Premium Payment at the time it is paid, as a percentage of Contract Value over time, or a combination of both. Registered representatives of ESI may also be eligible for bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. From time to time we may also offer specific sales incentives to selling dealers and registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life's or their affiliates' other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Contracts, such bonuses will be paid through the agent's broker-dealer. A portion of the payments made to selling broker-dealers will be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. You may ask your sales representative for further information about what your sales representative and the selling broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

         National Life may provide loans to unaffiliated distribution firms to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of variable and fixed life insurance and annuity products, and measures of business quality. Any further loans or forgiveness of outstanding loans based on sales of variable insurance or annuity products are provided through the distribution firm's registered broker-dealer.

         Commissions and other incentives or payments described above are not charged directly to Contract owners or the Variable Account. We intend to recoup commission and other sales expenses through fees and charges deducted under the Contract.

         The Franklin Templeton, Scudder and T. Rowe Price Funds offered in the Contracts, and the Fasciano Portfolio of Neuberger Berman Advisers Management, Trust make payments to ESI under their distribution plans in consideration of services provided and expenses incurred by ESI in distributing shares of these Funds. In each case these payments amount to 0.25% of Variable Account assets invested in the particular Fund.

                              FINANCIAL STATEMENTS

National Life's financial statements as of and for the years ended December 31, 2005 and 2004, which are included in the Statement of Additional Information, should be considered only as bearing on National Life's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                             STATEMENTS AND REPORTS

         National Life will mail to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations. Owners should therefore give National Life prompt notice of any address change. National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner's Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges or Withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner's Contract. National Life will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Owner notifies National Life otherwise within 30 days after receipt of the statement.

                                 OWNER INQUIRIES


         Owner inquiries may be directed to National Life by writing to us at National Life Drive, Montpelier, Vermont 05604, or calling 1-800-732-8939.


                                LEGAL PROCEEDINGS

         The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the Company cannot predict the outcome of any litigation with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account. ESI is not engaged in any litigation of any material nature.

                                    GLOSSARY

ACCUMULATION UNIT - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

ANNUITANT - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life any annuity payments involving life contingencies depends. Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age. The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

ANNUITIZATION - The period during which annuity payments are received.

ANNUITIZATION DATE - The date on which annuity payments commence.

ANNUITY PAYMENT OPTION - The chosen form of annuity payments. Several options are available under the Contract.

ANNUITY UNIT - An accounting unit of measure used to calculate the value of Variable Annuity payments.

BENEFICIARY - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Owner as set forth in the Contract.

CASH SURRENDER VALUE - An amount equal to Contract Value, minus any applicable Contingent Deferred Sales Charge, minus any applicable premium tax charge.

CHOSEN HUMAN BEING - An individual named at the time of Annuitization upon whose continuance of life any annuity payments involving life contingencies depends.

CODE - The Internal Revenue Code of 1986, as amended.

COLLATERAL FIXED ACCOUNT - The portion of the Fixed Account which holds value that secures a loan on the Contract.

CONTRACT ANNIVERSARY - An anniversary of the Date of Issue of the Contract.

CONTRACT VALUE - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amounts held in the Guaranteed Accounts, and minus any outstanding loan and accrued interest on such loans.

CONTRACT YEAR - Each year the Contract remains in force commencing with the Date of Issue.

DATE OF ISSUE - The date shown as the Date of Issue on the Data Page of the Contract.

DEATH BENEFIT - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

DISTRIBUTION - Any payment of part or all of the Contract Value.

FIXED ACCOUNT - The Fixed Account is part of National Life's general account and Guaranteed Accounts. made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.

FIXED ANNUITY - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

FUND - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

GUARANTEED ACCOUNT - A Guaranteed Account is part of National Life's general account. We guarantee a specified interest rate for the entire time an investment remains in the Guaranteed Account.

INDIVIDUAL RETIREMENT ANNUITY (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

INVESTMENT COMPANY ACT - The Investment Company Act of 1940, as amended from time to time.

JOINT OWNERS - Two or more persons who own the Contract as tenants in common or as joint tenants. If joint owners are named, references to "Owner" in this prospectus will apply to both of the Joint Owners.

MATURITY DATE - The date on which annuity payments are scheduled to commence. The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life's approval.

MONTHLY CONTRACT DATE - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

NON-QUALIFIED CONTRACT - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRA's), 408A (Roth IRA's), 403(b) (Tax-Sheltered Annuities), or 457 of the Code.

OWNER ("YOU") - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

PAYEE - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.

PREMIUM PAYMENT - A deposit of new value into the Contract. The term "Premium Payment" does not include transfers among the Variable Account, Fixed Account, and Guaranteed Accounts, or among the Subaccounts.

NET PREMIUM PAYMENTS - The total of all Premium Payments made under the Contract, less any premium tax deducted from premiums.

QUALIFIED CONTRACT - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRA's), 408A (Roth IRA's), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

QUALIFIED PLANS - Retirement plans which receive favorable tax treatment under section 401 or 403(a) of the Code.

SUBACCOUNTS - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds. Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

TAX-SHELTERED ANNUITY - An annuity which qualifies for favorable tax treatment under section 403(b) of the Code.

VALUATION DAY - Each day the New York Stock Exchange is open for business other than any day on which trading is restricted. Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day. A Valuation Day ends at the close of regular trading of the New York Stock Exchange.

VALUATION PERIOD - The time between two successive Valuation Days.

VARIABLE ACCOUNT -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated. The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund.

VARIABLE ANNUITY - An annuity the accumulated value of which varies with the investment experience of a separate account.

WITHDRAWAL - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

                                                                        Page
Additional Contract Provisions............................................1
         The Contract.....................................................1
         Misstatement of Age or Sex.......................................1
         Dividends........................................................1
         Assignment.......................................................1
Contractual Arrangements Between National Life and the Funds'
  Investment Advisors or Distributors.....................................1
Tax Status of the Contracts...............................................2
Distribution of the Contracts.............................................3
Safekeeping of Account Assets.............................................3
State Regulation..........................................................3
Records and Reports.......................................................3
Legal Matters.............................................................4
Experts  .................................................................4
Other Information.........................................................4
Financial Statements......................................................4
Financial Statements......................................................F-1



The Statement of Additional Information contains more detailed information about the Contracts than is contained in this Prospectus. The Statement of Additional information is incorporated by reference into this Prospectus and is legally a part of this Prospectus.

                         NATIONAL LIFE INSURANCE COMPANY

                      NATIONAL VARIABLE ANNUITY ACCOUNT II




                  SENTINEL ADVANTAGE VARIABLE ANNUITY CONTRACT

                       STATEMENT OF ADDITIONAL INFORMATION










                                   OFFERED BY
                         NATIONAL LIFE INSURANCE COMPANY
                             One National Life Drive
                            Montpelier, Vermont 05604






This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Sentinel Advantage Variable Annuity Contract ("Contract") offered by National Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2006 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604 or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current Prospectus for the Contract are incorporated in this Statement of Additional Information.



                   This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for the contract.








                                Dated May 1, 2006

                                TABLE OF CONTENTS


                                                                            Page
Additional Contract Provisions..............................................1
         The Contract.......................................................1
         Misstatement of Age or Sex.........................................1
         Dividends..........................................................1
         Assignment.........................................................1
Contractual Arrangements Between National Life and the Funds'
  Investment Advisors or Distributors.......................................1
Tax Status of the Contracts.................................................2
Distribution of the Contracts...............................................3
Safekeeping of Account Assets...............................................3
State Regulation............................................................3
Records and Reports.........................................................3
Legal Matters...............................................................4
Experts  ...................................................................4
Other Information...........................................................4
Financial Statements........................................................4
Financial Statements........................................................F-1

                         ADDITIONAL CONTRACT PROVISIONS

The Contract
------------

         The entire contract is made up of the Contract and the application. The statements made in the application are deemed representations and not warranties. National Life Insurance Company ("National Life" or "we") cannot use any statement in defense of a claim or to void the Contract unless it is contained in the application and a copy of the application is attached to the Contract at issue.

Misstatement of Age or Sex
--------------------------

         If the age or sex of the Chosen Human Being has been misstated, the amount which will be paid is that which is appropriate to the correct age and sex.

Dividends
---------

The Contract is participating; however, no dividends are expected to be paid on the Contract. If dividends are ever declared, they will be paid in cash.

Assignment
----------

         Where permitted, the Owner may assign some or all of the rights under the Contract at any time during the lifetime of the Annuitant prior to the Annuitization Date. Such assignment will take effect upon receipt and recording by National Life at its Home Office of a written notice executed by the Owner. National Life assumes no responsibility for the validity or tax consequences of any assignment. National Life shall not be liable as to any payment or other settlement made by National Life before recording of the assignment. Where necessary for the proper administration of the terms of the Contract, an assignment will not be recorded until National Life has received sufficient direction from the Owner and assignee as to the proper allocation of Contract rights under the assignment.

         Any portion of Contract Value which is pledged or assigned shall be treated as a Distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which assigned or pledged. In addition, any Contract Values assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income. Assignment of the entire Contract Value may cause the portion of the Contract Value which exceeds the total investment in the Contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. Qualified Contracts are not eligible for assignment.

               CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND
                 THE FUNDS' INVESTMENT ADVISORS OR DISTRIBUTORS


We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us. National Life and/or ESI receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Contracts. The amount of this compensation with respect to the Contracts during 2005, which is based upon the indicated percentages of assets of each Fund attributable to the Contracts, is shown below:


----------------------------------------------------- ----------------- -----------------------------
Portfolios of the                                     % of Assets       Revenues Received By National
                                                                        Life During 2005
----------------------------------------------------- ----------------- -----------------------------
AIM Variable Insurance Funds Series                        0.25%         $17,327
----------------------------------------------------- ----------------- -----------------------------
Alger American Fund                                        0.10%         $14,768
----------------------------------------------------- ----------------- -----------------------------
American Century Variable Portfolios, Inc.                 0.25%(1)      $72,686
----------------------------------------------------- ----------------- -----------------------------
Dreyfus Variable Investment Fund and                       0.20%         $10,491
Dreyfus Socially Responsible Growth Fund, Inc.
----------------------------------------------------- ----------------- -----------------------------
Fidelity(R) Variable Insurance Products                      0.10%(2)      $87,311
----------------------------------------------------- ----------------- -----------------------------
Franklin Templeton Variable Insurance Products Trust       0.35%(3)      $22,081
----------------------------------------------------- ----------------- -----------------------------
J.P. Morgan Series Trust II                                0.20%         $9,263
----------------------------------------------------- ----------------- -----------------------------
Neuberger Berman Advisers Management Trust                 0.15%(4)      $21,600
----------------------------------------------------- ----------------- -----------------------------
Scudder Variable Series II                                 0.40%(3)      $4,304
----------------------------------------------------- ----------------- -----------------------------
T. Rowe Price Equity Series, Inc.                          0.25%(5)      $15,571
----------------------------------------------------- ----------------- -----------------------------
Wells Fargo Variable Trust                                 0.25(3)%      $40,060
----------------------------------------------------- ----------------- -----------------------------


     (1) 0.10% on the VP Inflation Protection Portfolio.
     (2) 0.05% with respect to the Index 500 Portfolio.
     (3) Includes 0.25% payable under the Fund's 12b-1 Plan.
     (4) The Fasciano Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.
     (5) The 0.25% payment shown in the table is payable under the Fund's 12b-1 plan. In addition, the Fund's adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.

                           TAX STATUS OF THE CONTRACTS

         Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

         Diversification Requirements. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

         Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of our Contracts, we believe that the Owner of a Contract should not be treated as the owner of the assets of the separate account. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Contract Owners from being treated as the owner of the underlying assets of the separate account asset.

         Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of a owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

         The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

         Other rules may apply to Qualified Contracts.

                          DISTRIBUTION OF THE CONTRACTS


Equity Services, Inc. ("ESI") is responsible for distributing the Contracts pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Contracts. ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.


We offer the Contracts to the public on a continuous basis through ESI. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

ESI offers the Contracts through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Contracts.

Commissions paid on the Contracts, as well as other incentives or payments, are not charged directly to the Contract Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract.

ESI received sales compensation in connection with the Contracts in the following amounts during the periods indicated:

------------- ----------------------------- ------------------------------------
Fiscal Year   Aggregate  Amount of          Aggregate Amount of Commissions
              Commissions Paid to ESI*      Retained by ESI After Payments
                                            to its Registered Persons and Other
                                            Broker-Dealers
------------- ----------------------------- ------------------------------------
2003          $3,032,880                    $71,531
------------- ----------------------------- ------------------------------------
2004          $5,496,577                    $441,162
------------- ----------------------------- ------------------------------------
2005          $3,997,084                    $389,450
------------- ----------------------------- ------------------------------------
* Includes sales compensation paid to registered persons of ESI.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

                          SAFEKEEPING OF ACCOUNT ASSETS

National Life holds the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

         Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

                                STATE REGULATION

National Life is subject to regulation and supervision by the Insurance Department of the State of Vermont which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold. National Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                               RECORDS AND REPORTS

National Life will maintain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the last address known to the Company.

                                  LEGAL MATTERS


All matters relating to Vermont law pertaining to the Contracts, including the validity of the Contracts and National Life's authority to issue the Contracts, have been passed upon by Kerry A. Jung, Senior Counsel of National Life. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the Federal securities laws.


                                     EXPERTS


The financial statements of National Life as of and for the years ended December 31, 2005 and 2004, and the financial statements of the Variable Account as of and for the years ended December 31, 2005 and 2004, which are included in this Statement of Additional Information and in the registration statement, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, of 125 High Street, Boston, Massachusetts 02110 , as set forth in its report included herein, and are included herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.


                                OTHER INFORMATION


A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100
F. Street, N.E., Washington, D.C. 20549.


                              FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The 2004 and 2003 financial statements of National Life filed with the SEC on May 2, 2005 (Post Effective Amendment No. 18, 1940 and 1933 SEC File numbers 811-08015 and 333-19583) are incorporated herein by reference. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

     NATIONAL LIFE INSURANCE COMPANY

                                    * * * * *

                              FINANCIAL STATEMENTS
                                       AND
                             SUPPLEMENTAL SCHEDULES

                                (STATUTORY BASIS)

                                    * * * * *

                           DECEMBER 31, 2005 AND 2004

NATIONAL LIFE INSURANCE COMPANY
FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                           Pages

      Report of Independent Registered Public Accounting Firm                F-3
      Statement of Admitted Assets, Liabilties and Capital and
        Surplus - Statutory Basis                                            F-4
      Statement of Operations - Statutory Basis                              F-5
      Statement of Cash Flows - Statutory Basis                              F-6
      Notes to Statutory Basis Financial Statements                          F-7

                      [LETTERHEAD, PRICEWATERHOUSECOOPERS]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of National Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of National Life Insurance Company (the "Company") as of December 31, 2005 and 2004, and the related statutory statements of income, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Vermont Department of Banking, Insurance, Securities and Health Care Administration, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material and are disclosed in Note 12.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital stock and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.


/s/ PricewaterhouseCoopers LLP

April 7, 2006

NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS
DECEMBER 31,

(IN THOUSANDS)                                                      2005         2004
                                                                 ----------   ----------
ADMITTED ASSETS:
  Cash and short-term investments                                $   33,457   $   40,665
  Bonds                                                           4,657,465    4,426,164
  Preferred stocks                                                   70,644       71,146
  Common stocks                                                     261,315      251,437
  Mortgage loans                                                    910,544      948,947
  Policy loans                                                      570,647      584,053
  Real estate investments                                             5,808        9,279
  Home office properties                                             40,956       40,910
  Other invested assets                                             140,005       99,213
                                                                 ----------   ----------
    Total cash and invested assets                                6,690,841    6,471,814
  Due and deferred premiums                                          73,806       74,258
  Due and accrued investment income                                  79,349       79,051
  Deferred income taxes                                              76,982       51,156
  Federal income taxes recoverable                                      722        9,108
  Other assets                                                      137,194      125,729
  Separate account assets                                           843,072      782,360
                                                                 ----------   ----------
    Total admitted assets                                        $7,901,966   $7,593,476
                                                                 ==========   ==========
LIABILITIES:
  Policy and other contract reserves                             $5,760,888   $5,679,400
  Policyholders' deposits                                           167,159      176,840
  Claims in process of settlement                                    28,241       29,889
  Policyholders' dividends                                          124,068      133,698
  Interest maintenance reserve                                       61,021       64,743
  Asset valuation reserve                                            67,053       77,253
  Broker deposits on loaned securities                                   --       14,340
  Minimum pension benefit obligation                                 60,410       27,641
  Other liabilities                                                 169,536       67,644
  Separate account liabilities                                      840,125      779,591
                                                                 ----------   ----------
    Total liabilities                                             7,278,501    7,051,039
                                                                 ----------   ----------
CAPITAL AND SURPLUS:
  Common stock (authorized 2.5 million shares at $1 par value,
    2.5 million shares issued and outstanding)                        2,500        2,500
  Additional paid-in capital                                        107,123      107,123
  Unassigned surplus                                                513,842      432,814
                                                                 ----------   ----------
    Total capital and surplus                                       623,465      542,437
                                                                 ----------   ----------
    Total liabilities, capital and surplus                       $7,901,966   $7,593,476
                                                                 ==========   ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF INCOME AND CAPITAL AND SURPLUS
FOR THE YEARS ENDED DECEMBER 31,

(IN THOUSANDS)                                                            2005           2004
                                                                       ----------    ----------
INCOME:
  Premiums and annuity considerations for life and accident
    health contracts                                                   $  559,536    $  641,063
  Considerations for supplementary contracts with life contingencies        2,387         2,533
  Net investment income and interest maintenance
    reserve amortization                                                  495,760       420,535
  Other (expense) income, net                                              (4,339)      (11,729)
                                                                       ----------    ----------
    Total income                                                        1,053,344     1,052,402
                                                                       ----------    ----------
EXPENSES:
  Benefits                                                                516,824       545,182
  Increase in reserves                                                    104,288       136,136
  Commissions and operating expenses                                      173,896       174,751
                                                                       ----------    ----------
    Total expenses                                                        795,008       856,069
                                                                       ----------    ----------
Net gain from operations before dividends and federal income taxes        258,336       196,333

  Dividends to policyholders                                              119,561       129,846
                                                                       ----------    ----------
Net gain from operations before federal income taxes                      138,775        66,487

  Federal income tax expense                                               12,437         4,686
                                                                       ----------    ----------
Net gain from operations                                                  126,338        61,801

  Net realized (losses) gains                                             (33,965)        3,366
                                                                       ----------    ----------
NET INCOME                                                                 92,373        65,167

ADJUSTMENTS TO SURPLUS:
  Unrealized (losses) gains, net of deferred tax effects                   (7,945)       24,902
  Change in asset valuation reserve                                        10,200       (14,202)
  Change in minimum pension benefit obligation,
    net of deferred tax effects                                           (21,300)          449
  Change in non-admitted assets                                            62,593         2,556
  Decrease in surplus notes, net                                               --       (62,739)
  Change in deferred tax asset, net                                       (54,580)      (12,469)
  Additional paid-in capital                                                   --        72,724
  Dividends to stockholder                                                 (9,312)           --
  Other adjustments to surplus, net                                         8,999        13,659
                                                                       ----------    ----------
Increase in capital and surplus                                            81,028        90,047

CAPITAL AND SURPLUS:
  Beginning of year                                                       542,437       452,390
                                                                       ----------    ----------
  End of year                                                          $  623,465    $  542,437
                                                                       ==========    ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, (IN THOUSANDS)                           2005            2004
                                                                      ------------    ------------
OPERATING ACTIVITIES:
  Premiums, policy proceeds, and other considerations received,
    net of reinsurance paid                                           $    563,748    $    643,465
  Net investment income received                                           498,578         436,948
  Benefits paid                                                           (518,232)       (541,105)
  Net transfers to Separate Accounts                                       (23,741)        (58,671)
  Insurance expenses paid                                                 (143,646)       (209,651)
  Dividends paid to policyholders                                         (129,191)       (130,569)
  Federal income taxes (paid) recovered                                     (4,473)            888
  Other income received, net of other expenses paid                         (4,340)        (14,296)
                                                                      ------------    ------------
Net cash provided by operations                                            238,703         127,009
                                                                      ------------    ------------
INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or repayments of investments:
  Bonds                                                                  1,731,219       2,308,095
  Stocks                                                                    12,703          15,872
  Mortgage loans                                                           143,392         163,687
  Real estate                                                                2,231             618
  Other invested assets                                                     99,811          39,209
  Miscellaneous proceeds                                                       207              --
                                                                      ------------    ------------
Total proceeds from sales, maturities, or repayments of investments      1,989,563       2,527,481
Cost of investments acquired:
  Bonds                                                                 (1,974,676)     (2,515,981)
  Stocks                                                                   (30,348)        (32,027)
  Mortgage loans                                                          (104,989)       (150,776)
  Real estate                                                               (1,789)         (1,623)
  Other invested assets                                                   (148,115)        (19,957)
  Miscellaneous applications                                                (9,345)             --
                                                                      ------------    ------------
Total cost of investments acquired                                      (2,269,262)     (2,720,364)
Net change in contract loans                                                13,405          34,138
                                                                      ------------    ------------
Net cash used in investing activities                                     (266,294)       (158,745)
                                                                      ------------    ------------
FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided (applied):
  Retirement of surplus notes                                                   --         (62,739)
  Capital and paid in surplus                                                   --          72,724
  Deposits on deposit-type contract funds and other liabilities
    without life contingencies                                             (16,387)         (4,648)
  Other cash provided (applied)                                             36,770         (30,058)
                                                                      ------------    ------------
Net cash provided by (used in) financing and miscellaneous                  20,383         (24,721)
                                                                      ------------    ------------
Net decrease in cash and short-term investments                             (7,208)        (56,457)
Cash and short-term investments:
  Beginning of year                                                         40,665          97,122
                                                                      ------------    ------------
  End of year                                                         $     33,457    $     40,665
                                                                      ============    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PAR OF THESE FINANCIAL STATEMENTS

NATIONAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company (the "Company") is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products. Through affiliates, it also provides distribution and investment advisory services to the Sentinel Group Funds, Inc., a family of mutual funds. The Company's insurance and annuity products are primarily marketed through a general agency system. On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company. This reorganization was approved by policyowners of National Life and was completed with the approval of the Vermont Commissioner of Insurance (the "Commissioner").

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block. The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flexible premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. See Note 14 for additional information on the Closed Block.

All of the Company's outstanding shares are currently held by its parent, NLV Financial Corp ("NLVF"), which is the wholly-owned subsidiary of National Life Holding Company ("NLHC"). NLHC and its subsidiaries (including the Company) are collectively known as the National Life Group. The Company is licensed in all 50 states and the District of Columbia. Approximately 25% of total collected premiums and deposits are from residents of the states of New York and California.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Banking, Insurance, Securities and Health Care Administration (the "Department"), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP").

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual - version effective January 1, 2001 (and as amended) ("NAIC SAP"), has been adopted as a component of prescribed or permitted practices by the Department. NAIC SAP consists of Statements of Statutory Accounting Principles ("SSAPs") and other authoritative guidance. Although no such practices were in effect at the Company as of December 31, 2005, the Commissioner has the right to permit specific practices that deviate from NAIC SAP.

NATIONAL LIFE INSURANCE COMPANY

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

There are significant differences between statutory accounting practices and GAAP. Under statutory accounting practices:

      o The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred;

      o Statutory concepts such as non-admitted assets, asset valuation reserve, and interest maintenance reserve are required;

      o Bonds and preferred stocks are carried at amortized cost and cost, respectively;

      o Reserves for participating life policies are calculated using various methods allowed under statutory accounting; Statutory reserve assumptions are generally more conservative than GAAP reserve assumptions;

      o Subsidiaries and affiliates, life and non-life, are recorded at their GAAP basis net worth, with downstream insurance subsidiaries adjusted to reflect equity on a statutory basis, plus admissible goodwill;

      o For individual participating life policies, premiums are recognized at the policies' anniversary dates. For universal life, interest sensitive life, variable universal life policies and deferred annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits;

      o Liabilities for policyholders' dividends primarily represent amounts estimated to be paid or credited in the subsequent year;

      o The costs of employee pension and postretirement health benefits are recognized as the employee vests in these benefits during an employee's service period;

      o     Assets and liabilities are reported net of reinsurance business;

See Note 12 for a reconciliation of the Company's statutory basis capital and surplus to the Company's consolidated GAAP basis equity, and statutory net income to GAAP net income.

Certain reclassifications have been made to conform the prior year presentation to the current year.

INVESTMENTS

Bonds and preferred stocks are generally carried at amortized cost and cost, respectively. Bonds in or near default are carried at the lower of amortized cost or fair value. Non-affiliated common stocks are carried at fair value. Affiliated common stocks are carried at GAAP basis net worth, with down-stream insurance subsidiaries adjusted to reflect equity on a statutory basis, plus admissible goodwill. Mortgage loans in good standing are valued at their unpaid principal balance. Mortgage loans that are delinquent or in process of foreclosure are valued at the lower of their principal balance or the estimated fair value of the underlying collateral. The maximum ratio of loan to collateral value at the time a loan is made is generally 75%. Loan-backed securities are stated at either amortized cost or the lower of amortized cost or fair market value. Policy loans are reported at their unpaid balances and are fully collateralized by policy cash values. Real estate investments are generally depreciated over 39.5 years using the straight line method, and are reflected at the lower of depreciated cost or fair value, net of encumbrances. All derivatives are stated at fair value. The Company has minor ownership interests in several joint ventures. The Company generally carries these interests based on the underlying audited GAAP equity of the investee.

NATIONAL LIFE INSURANCE COMPANY

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized gains and losses are determined using the specific identification method and are reported net of related income taxes and deferrals into the Interest Maintenance Reserve ("IMR"). Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to net realized losses.

Amortization of premium or discount on debt securities is computed using the interest method.

Unrealized losses primarily represent changes in fair value of non-affiliated common stock investments, underlying equity of affiliated companies, and fair value of debt securities in or near default, all net of deferred tax effects.

SHORT-TERM INVESTMENTS

Short-term investments are generally carried at amortized cost, which approximates fair value. Short-term investments in or near default are carried at the lower of amortized cost or fair value. For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with a remaining maturity of one year or less to be short-term investments.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The Asset Valuation Reserve ("AVR") is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after-tax capital gains and losses on fixed income investments and amortizes them into income over the remaining lives of the securities sold. IMR amortization is included in net investment income. The Company uses the seriatim method for the amortization of IMR.

NON-ADMITTED ASSETS

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, amounts due from agents, furniture and equipment, and internally developed software, are excluded from the balance sheet. The net change in these assets is included in other adjustments to surplus.

NATIONAL LIFE INSURANCE COMPANY

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill is amortized over 10 years using the straight-line method and is periodically evaluated for recoverability.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property owned by the Company is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over five years and three years, respectively. EDP equipment and software is depreciated for a period not exceeding three years.

CORPORATE OWNED LIFE INSURANCE

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these Corporate Owned Life Insurance ("COLI") contracts was $96.2 million and $92.8 million at December 31, 2005 and 2004, respectively, and is included in other assets. COLI income includes the net change in cash surrender value and any benefits received. COLI income was $7.0 million and $4.0 million in 2005 and 2004, respectively, and is included in other income.

POLICY AND OTHER CONTRACT RESERVES

Policy reserves for life, annuity and disability income contracts are developed using accepted actuarial methods. Actuarial factors used in determining life insurance reserves are based primarily upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary ("CSO") mortality tables. Methods used to calculate life reserves consist primarily of net level premium, Commissioners' Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age. Reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve. Where the extra premium is a flat extra, the extra reserve is equal to one-half the flat extra premium charge for the year. For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating. No substandard extra reserves are held after 20 years.

Reserves for individual annuities are determined principally using the Commissioners' Annuity Reserve Valuation Method, based on A-1949, 1983, and 2000 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models. Active life disability income reserves are determined primarily using the Commissioners' Disability 1964 table with the 1958 CSO mortality table and Commissioners' Individual Disability Table A morbidity tables with the 1980 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0%. Disability income reserves are based on expected experience at 4.5% interest and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation. Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

NATIONAL LIFE INSURANCE COMPANY

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REINSURANCE

The Company reinsures certain risks assumed in the normal course of business to other companies. The Company assumes a small amount of reinsurance from other companies. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Amounts recoverable from and payable to reinsurers are estimated in a manner consistent with the related liabilities associated with the reinsured policies. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected. Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Commissions and other policy and contract costs are expensed as incurred. First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

DIVIDENDS TO POLICYHOLDERS

The Company issued all of its traditional life insurance and certain annuity policies on a participating basis. The Company's universal life policies, most annuities, and disability income policies are issued on a non-participating basis. Term life insurance, while on a participating basis, currently receives no dividend. Liabilities for policyholders' dividends primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company's overall operating results. The dividend scale is approved annually by the Company's Board of Directors. See additional information below on policyholder dividends on contracts within the Closed Block.

SEPARATE ACCOUNTS

Separate account assets represent segregated funds held for the benefit of certain variable annuity, variable life, pension policyholders, and the Company's pension plans. Separate account liabilities represent the policyholders' share of separate account assets. The Company also participates in certain separate accounts. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts and are generally not guaranteed. Investments held in the separate accounts are primarily common stocks, bonds, mortgage loans, and real estate and are carried at fair value.

NATIONAL LIFE INSURANCE COMPANY

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company has approximately $1.1 million of reserves for minimum death benefit guarantees on variable annuities at both December 31, 2005 and 2004. These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a "dollar for dollar" basis, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

FEDERAL INCOME TAXES

The Company files its federal income tax returns as a member of a consolidated federal income tax return of its upstream parent NLHC and other affiliated subsidiaries. Under a written tax sharing agreement approved by the Board of Directors, taxes are allocated among members of the group based upon separate return calculations with current credit for net losses.

Deferred income tax assets and liabilities are recognized based upon temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Deferred income tax assets are subject to admissibility criterion based upon the expected reversal of temporary timing differences, the Company's level of capital and surplus, and any deferred income tax liabilities. Unrealized gains and losses are presented net of related changes in deferred taxes. The net change in other deferred taxes is recorded in adjustments to unassigned surplus.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements. Actual results could differ from estimates.

NOTE 3 - BUSINESS COMBINATIONS AND GOODWILL

STATUTORY PURCHASE METHOD

On July 2, 1999, National Financial Services ("NFS"), a wholly-owned subsidiary of the Company, acquired the outstanding one-third interest in LSW National Holdings, Inc. ("LSWNH"), the parent of Dallas, Texas based Life Insurance Company of the Southwest ("LSW"). NFS had previously purchased a two-thirds interest in LSWNH in February 1996. LSW is licensed in 49 states and specializes in the sale of individual annuities and universal life insurance. The transactions were accounted for as statutory purchases. Initial statutory basis goodwill was $73.1 million.

In late 2005, the Company dissolved NFS and now holds 100% of the outstanding stock of LSWNH. Prior to dissolution, NFS had $80.0 million of debt. NFS had cumulative operating losses, primarily due to the servicing of the debt. As a result of these losses, the company had recorded an unrealized loss of $31.5 million with respect to its investment in NFS prior to the date of dissolution. In connection with the dissolution of NFS, the Company recognized realized losses of $31.5 million with a corresponding reduction in unrealized losses.

NATIONAL LIFE INSURANCE COMPANY

NOTE 3 - BUSINESS COMBINATIONS AND GOODWILL (CONTINUED)

Goodwill amortization relating to LSWNH was $7.4 million for 2005 and 2004.

Total admitted goodwill was $8.0 million and $15.4 million at December 31, 2005 and 2004, respectively.

Total nonadmitted goodwill at December 31 was $0 for both 2005 and 2004.

NOTE 4 - INVESTMENTS

BONDS

The amortized cost and estimated fair value of the Company's bond investments at December 31, 2005 and 2004 were as follows (in thousands):

                                                 ESTIMATED       GROSS UNREALIZED
                                    AMORTIZED      FAIR      -----------------------
2005                                  COST         VALUE        GAINS       LOSSES
------------------------------------------------------------------------------------
U.S. government obligations        $   50,212   $   50,279   $      247   $      180
All other government obligations       10,000       10,000           --           --
Special revenue and assessments     1,872,953    1,860,846       20,617       32,724
Public utilities                      570,296      608,036       40,976        3,236
Industrial & miscellaneous          2,117,224    2,230,812      130,880       17,292
Credit tenant loans                    36,780       42,649        5,869           --
                                   ----------   ----------   ----------   ----------
Total                              $4,657,465   $4,802,622   $  198,589   $   53,432
                                   ==========   ==========   ==========   ==========

                                                 ESTIMATED       GROSS UNREALIZED
                                    AMORTIZED      FAIR      -----------------------
2004                                  COST         VALUE        GAINS       LOSSES
------------------------------------------------------------------------------------
U.S. government obligations        $    6,805   $    7,244   $      439   $       --
All other government obligations       10,250       10,250           --           --
Special revenue and assessments     1,807,005    1,838,466       38,059        6,598
Public utilities                      545,894      600,925       55,709          678
Industrial & miscellaneous          2,016,920    2,193,660      181,122        4,382
Credit tenant loans                    39,290       46,414        7,124           --
                                   ----------   ----------   ----------   ----------
Total                              $4,426,164   $4,696,959   $  282,453   $   11,658
                                   ==========   ==========   ==========   ==========

NATIONAL LIFE INSURANCE COMPANY

NOTE 4 - INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of the Company's bond investments at December 31, 2005, by contractual maturity, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           ESTIMATED
                                             AMORTIZED        FAIR
                                               COST          VALUE
      --------------------------------------------------------------
      Due - in one year or less             $   87,841    $   89,143
      Due - one year through five years        609,912       632,666
      Due - five years through ten years     1,191,868     1,228,275
      Due - after ten years                    992,058     1,094,433
      Mortgage-backed securities             1,775,786     1,758,105
                                            ----------    ----------
      Total                                 $4,657,465    $4,802,622
                                            ==========    ==========

Proceeds from bond sales during 2005 and 2004 were $1,484.6 million and $ 2,000.8 million, respectively. Gross gains of $7.2 million and $21.8 million, and gross losses of $7.9 million and $18.3 million were realized on these sales in 2005 and 2004, respectively.

The carrying value of preferred stocks at December 31, 2005 and 2004 was $70.6 million and $71.1 million, and the related fair value of preferred stocks was $74.9 million and $78.6 million, respectively. Proceeds from sales of preferred stocks during 2005 and 2004 were $1.6 million and $4.0 million, respectively. Gross gains of $0.8 million and $36,000 were realized on these sales in 2005 and 2004, respectively. There were no gross losses realized on these sales in 2005 or 2004.

The cost of common stocks at December 31, 2005 and 2004 was $241.2 million and $220.3 million, respectively. The carrying value of common stocks at December 31, 2005 and 2004 was $261.3 million and $251.4 million, respectively. Proceeds from sales of common stocks during 2005 and 2004 were $18.6 million and $1.8 million, respectively. Gross gains of $1.6 million and $0.6 million, and gross losses of $0 million, were realized on these sales in 2005 and 2004, respectively. Substantially all of the Company's common stock holdings were in subsidiary or affiliated companies.

NATIONAL LIFE INSURANCE COMPANY

NOTE 4 - INVESTMENTS (CONTINUED)

Investments' gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31 were as follows (in thousands):

           2005                  LESS THAN 12 MONTHS          12 MONTHS OR MORE                  TOTAL
----------------------------------------------------------------------------------------------------------------
                                            UNREALIZED                   UNREALIZED                   UNREALIZED
DESCRIPTION OF SECURITIES     FAIR VALUE      LOSSES       FAIR VALUE      LOSSES       FAIR VALUE      LOSSES
----------------------------------------------------------------------------------------------------------------
Corporate debt:
  Communications              $   62,931    $   (1,366)    $    4,910    $      (81)    $   67,841    $   (1,447)
  Consumer & retail              124,700        (2,886)        29,622        (4,730)       154,322        (7,616)
  Financial institutions         196,454        (3,305)        51,931        (1,837)       248,385        (5,142)
  Industrial and chemicals        67,545        (2,069)         5,202          (310)        72,747        (2,379)
  Transportation                  11,629          (256)            --            --         11,629          (256)
  Utilities                      144,625        (3,016)        19,309          (671)       163,934        (3,687)
                              ----------    ----------     ----------    ----------     ----------    ----------
    Total corporate debt         607,884       (12,898)       110,974        (7,629)       718,858       (20,527)

Mortgage-backed securities     1,206,008       (32,857)         2,735           (48)     1,208,743       (32,905)
                              ----------    ----------     ----------    ----------     ----------    ----------
    Total debt securities      1,813,892       (45,755)       113,709        (7,677)     1,927,601       (53,432)

Preferred stock                    5,222           (34)         4,210          (146)         9,432          (180)
Common stock                          --            --             --            --             --            --
                              ----------    ----------     ----------    ----------     ----------    ----------
    Total securities          $1,819,114    $  (45,789)    $  117,919    $   (7,823)    $1,937,033    $  (53,612)
                              ==========    ==========     ==========    ==========     ==========    ==========

           2004                  LESS THAN 12 MONTHS          12 MONTHS OR MORE                  TOTAL
----------------------------------------------------------------------------------------------------------------
                                            UNREALIZED                   UNREALIZED                   UNREALIZED
DESCRIPTION OF SECURITIES     FAIR VALUE      LOSSES       FAIR VALUE      LOSSES       FAIR VALUE      LOSSES
----------------------------------------------------------------------------------------------------------------
Corporate debt:
  Communications              $   10,719    $     (125)    $       --            $-     $   10,719    $     (125)
  Consumer & retail               54,758          (980)            --            --         54,758          (980)
  Financial institutions          96,278        (1,160)        35,985        (1,460)       132,263        (2,620)
  Industrial and chemicals         6,291          (213)         6,162          (200)        12,453          (413)
  Transportation                      --            --             --            --             --            --
  Utilities                       54,411          (360)        12,304          (443)        66,715          (803)
                              ----------    ----------     ----------    ----------     ----------    ----------
    Total corporate debt         222,457        (2,838)        54,451        (2,103)       276,908        (4,941)

Mortgage-backed securities       685,370        (6,139)        33,659          (578)       719,029        (6,717)
                              ----------    ----------     ----------    ----------     ----------    ----------
    Total debt securities        907,827        (8,977)        88,110        (2,681)       995,937       (11,658)

Preferred stock                    3,896          (104)           377            --          4,273          (104)
Common stock                          --            --             14           (41)            14           (41)
                              ----------    ----------     ----------    ----------     ----------    ----------
    Total securities          $  911,723    $   (9,081)    $   88,501    $   (2,722)    $1,000,224    $  (11,803)
                              ==========    ==========     ==========    ==========     ==========    ==========

NATIONAL LIFE INSURANCE COMPANY

NOTE 4 - INVESTMENTS (CONTINUED)

Of the $45.8 million total unrealized losses on debt securities in the 2005 less than 12 months category, $32.9 million was in the mortgage backed securities portfolio. All of these securities were rated AAA at acquisition and maintained that rating as of December 31, 2005. These unrealized losses are due to the higher level of market interest rates at December 31, 2005, compared to those at the time of purchase. All of these securities are trading at equivalent or tighter spreads than when purchased. The $32.9 million of unrealized losses on mortgage backed securities represents 2.7% of the aggregate fair value of the approximately $1.2 billion in mortgage backed securities with unrealized losses at December 31, 2005. Many of the positions in this category have fair values only marginally below their respective carrying values.

The $12.9 million unrealized losses in the corporate bond portfolio in the less than 12 months category is primarily interest rate related, not credit related. All of the corporate bonds purchased in 2005 were investment grade at the time of purchase, and none have been subsequently downgraded to non-investment grade since purchase.

Of the $7.8 million total unrealized losses in the 12 months or more category, $7.6 million was in the corporate bond portfolio. Virtually all of these securities trade at tighter spreads than when they were purchased, but have unrealized losses due to an increase in interest rates since purchase. Based on the facts and circumstances surrounding the individual securities, the Company believes that the unrealized losses on these bonds at December 31, 2005 are temporary.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                       2005        2004
      -----------------------------------------------------------------
      GEOGRAPHIC REGION
      New England                                       2.5%        3.1%
      Middle Atlantic                                   5.0         5.6
      East North Central                               12.0        10.3
      West North Central                               10.1         9.1
      South Atlantic                                   27.0        29.5
      East South Central                                2.6         2.6
      West South Central                               10.8         9.3
      Mountain                                         13.4        15.7
      Pacific                                          16.6        14.8
                                                      -----       -----
        Total                                         100.0%      100.0%
                                                      =====       =====

NATIONAL LIFE INSURANCE COMPANY

NOTE 4 - INVESTMENTS (CONTINUED)

                                                       2005        2004
      -----------------------------------------------------------------
      PROPERTY TYPE
      Apartment                                        23.9%       28.7%
      Retail                                           10.1         8.4
      Office Building                                  37.3        38.2
      Industrial                                       24.9        21.5
      Hotel/Motel                                       1.0         1.0
      Other Commercial                                  2.8         2.2
                                                      -----       -----
        Total                                         100.0%      100.0%
                                                      =====       =====

The distribution of the book value of mortgages, classified by scheduled year of contractual maturity as of December 31, 2005 and 2004, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                                                       2005        2004
      -----------------------------------------------------------------
      1 year or less                                    4.0%        5.8%
      Over 1 through 3 years                            9.6         8.9
      Over 3 through 5 years                           19.9        17.7
      Over 5 through 10 years                          46.0        43.1
      Over 10 through 15 years                         14.4        18.2
      Over 15 through 20 years                          4.8         4.4
      Over 20 years                                     1.3         1.9
                                                      -----       -----
        Total                                         100.0%      100.0%
                                                      =====       =====

The estimated fair value of mortgages at December 31, 2005 and 2004 was $939.1 million and $1,010.1 million, respectively. The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

The maximum and minimum lending rates for mortgage loans during 2005 were 7.85% and 5.33%, and 7.81% and 4.84% during 2004. During 2005, the Company reduced the interest rate on one outstanding mortgage loan with an unpaid balance of $2.3 million by 1.34%. During 2004, the Company reduced the interest rate on one outstanding mortgage loan with an unpaid balance of $4.4 million by 0.625%. The reduced interest rates on loans restructured during 2005 and 2004 were above or equal to market rates of interest on equivalent loans at the refinancing date.

NATIONAL LIFE INSURANCE COMPANY

NOTE 4 - INVESTMENTS (CONTINUED)

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                        2005          2004
      ----------------------------------------------------------------------
      Unimpaired loans                               $ 905,744     $ 944,147
      Impaired loans without valuation allowances           --            --
                                                     ---------     ---------
        Subtotal                                       905,744       944,147
      Impaired loans with valuation allowances           5,660         5,660
      Related valuation allowances                        (860)         (860)
                                                     ---------     ---------
        Subtotal                                         4,800         4,800
                                                     ---------     ---------
      Total                                          $ 910,544     $ 948,947
                                                     =========     =========

                                                        2005          2004
      ----------------------------------------------------------------------
      Impaired loans:
          Average recorded investment                $   5,660     $   6,405
          Interest income recognized                       340           283
          Interest received                                368           283

The Company had investments in loans restructured with below market rates of interest at the refinancing date of $5.6 million at December 31, 2005 and 2004.

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

Allowance for credit losses on mortgage loans (in thousands):

                                                        2005          2004
      ---------------------------------------------------------------------
      Balance at beginning of period                   $  860        $1,350
      Additions charged to operations                      --            --
      Direct write-downs charged against the
        allowances                                         --           490
      Recoveries of amounts previously charged off         --            --
                                                       ------        ------
      Balance at the end of period                     $  860        $  860
                                                       ======        ======

NATIONAL LIFE INSURANCE COMPANY

NOTE 4 - INVESTMENTS (CONTINUED)

LOANED SECURITIES

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. In 2005, the Company substantially modified its securities lending program as a result of entering into a new agreement with its securities lending agent. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. As a result of the modification in 2005, the collateral held and the corresponding liability for collateral held of approximately $166.9 million at December 31, 2005, are presented net in the Company's financial statements.

Prior to the modification, at December 31, 2004, collateral held (included in cash and short-term investments) and the corresponding liability for collateral held (included in broker deposits on loaned securities) was $14.3 million. The fair value of the collateral held approximates its carrying value at December 31, 2005 and 2004. The fair value of the loaned securities was $163.7 million and $13.6 million at December 31, 2005 and 2004, respectively.

LOAN-BACKED SECURITIES

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities held by the Company. The Company has elected to use book value as of January 1, 1994 as the cost for securities purchased prior to January 1, 1994 in lieu of historical cash flows.

JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $4.4 million and $1.8 million of impairments on non-public joint ventures in 2005 and 2004, respectively. These joint ventures have underlying characteristics of common stock. Fair values utilized in determining impairments were determined by the Company based on the joint venture's operating results and comparisons with similar publicly traded investments.

REPURCHASE AGREEMENTS

The Company also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred. Any repurchase liability is included in other liabilities. There were no open transactions at December 31, 2005 or 2004.

NATIONAL LIFE INSURANCE COMPANY

NOTE 4 - INVESTMENTS (CONTINUED)

NET INVESTMENT INCOME

The components of net investment income and interest maintenance reserve amortization for the years ended December 31 were as follows (in thousands):

                                                       2005           2004
      -----------------------------------------------------------------------
      Debt securities interest                      $  290,546     $  281,699
      Equity securities dividends - unaffiliated         6,726          6,288
      Equity securities dividends - affiliated          40,619             --
      Mortgage loan interest                            71,841         83,844
      Real estate income                                 8,454          8,143
      Contract loans                                    33,843         36,387
      Other invested assets                             51,717         12,205
      Other                                              1,902          1,608
                                                    ----------     ----------
      Gross investment income                          505,648        430,174

      Amortization of IMR                                3,992          5,475
      Gain on separate accounts                             76            259
        Less: investment expenses                      (13,956)       (15,373)
                                                    ----------     ----------
      Net investment income                         $  495,760     $  420,535
                                                    ==========     ==========

Due and accrued income is excluded from investment income when collection of interest is uncertain. Rental income is excluded from investment income when more than three months in arrears. Total due and accrued investment income excluded at December 31, 2005 and 2004 was $0 and $2,168, respectively.

NOTE 5 - INVESTMENT PRODUCTS

The Company issues several different investment products, including flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. The book value of liabilities for these investment products was $761.7 million and $776.8 million at December 31, 2005 and 2004, respectively. The fair value of liabilities for these investment products was $783.5 million and $821.6 million at December 31, 2005 and 2004, respectively. The fair value of these liabilities was estimated as the average of the present value of future cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

NOTE 6 - REINSURANCE AND VALUATION RESERVES

For individual life products sold beginning in August 2004, the company increased the amount it retains to $2.0 million of risk on any person. Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Total individual life premiums ceded were $41.8 million and $38.5 million for the years ended December 31, 2005 and 2004, respectively, and are included as a reduction of insurance income. Total individual life insurance ceded was $19.5 billion and $18.0 billion of the $42.5 billion and $41.9 billion in force at December 31, 2005 and 2004, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers, and has assumed reinsurance under coinsurance and modified coinsurance agreements from affiliated insurers. (See below for changes in these agreements effective April 1, 2004.) Premiums assumed from affiliated insurers were $0.0 million and $10.5 million for 2005 and 2004, respectively, and are included in insurance income.

NATIONAL LIFE INSURANCE COMPANY

NOTE 6 - REINSURANCE AND VALUATION RESERVES (CONTINUED)

At December 31, 2005 and 2004, the Company did not have ownership or control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity.

There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2005 and 2004.

No reinsurance agreements were in force at December 31, 2005 and 2004 which could reasonably result in a payment to the reinsurer in excess of the total direct premiums collected. No new reinsurance agreements were enacted during the year which included life insurance policies inforce at the end of the previous year.

Effective April 1, 2004, Life Insurance Company of the Southwest ("LSW"), an indirectly wholly-owned insurance subsidiary, recaptured universal life ("UL") and equity indexed universal life ("EIUL") insurance in-force previously ceded to the Company through two separate amendments to the existing UL and EIUL reinsurance agreements. Prior to April 1, 2004, the UL products were reinsured to the Company under an 80% coinsurance agreement, and the EIUL product was 100% reinsured to the Company under a modified coinsurance agreement.

The reinsurance assumption transaction was accounted for at book value, and included a transfer of reserves and other liabilities, prepaid commissions, policy loans, and cash totaling $26.1 million from the Company to LSW. Pursuant to NAIC SAP, no material gain or loss was recognized by the Company or LSW as a result of the transfer.

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation ("UNUM"). In February 2003, the Company executed amendments to disability income reinsurance agreements with UNUM. Under the terms of the amendments, virtually all of the existing disability income coinsurance was converted to modified coinsurance. This change resulted in $286 million in cash and reinsurance liabilities being transferred to the Company from UNUM. The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force. The original agreements and amendments meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

Total disability income premiums ceded in 2005 and 2004 were $35.1 million and $36.5 million, respectively. Reserve transfers and related interest expense on reinsured disability income reserves, exclusive of the reinsurance amendment outlined below, produced income of $2.6 million and $19.4 million in 2005 and 2004, respectively, and are included in other income.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

NATIONAL LIFE INSURANCE COMPANY

NOTE 6 - REINSURANCE AND VALUATION RESERVES (CONTINUED)

As of December 31, 2005 and 2004, the Company had $4.3 billion and $4.9 billion, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Vermont. At December 31, 2005 and 2004, reserves to cover the above insurance totaled $62.6 million and $65.1 million, respectively, and are included in policy reserves.

At December 31, 2005 and 2004, there would be no significant change in the Company's financial position if all reinsurance agreements were terminated.

NOTE 7 - FEDERAL INCOME TAXES

The components of the net deferred tax asset at December 31 are as follows (in thousands):

                                            2005           2004
      ------------------------------------------------------------
      Total gross deferred tax assets    $  252,873     $  225,478
      Total deferred tax liabilities        (80,507)        (9,327)
                                         ----------     ----------
      Net deferred tax asset                172,366        216,151
      Deferred tax asset nonadmitted        (95,384)      (164,995)
                                         ----------     ----------
      Net admitted deferred tax asset    $   76,982     $   51,156
                                         ==========     ==========

Current income taxes incurred consist of the following major components (in thousands):

                                                    2005         2004
      -----------------------------------------------------------------
      Current income tax expense (benefit) on:
        Operations                                $ 12,437     $  4,686
        Capital gains/losses                        (1,694)      (6,294)
        Surplus                                        (60)          44
                                                  --------     --------
      Total income tax expense (benefit)          $ 10,683     $ (1,564)
                                                  ========     ========

NATIONAL LIFE INSURANCE COMPANY

NOTE 7 - FEDERAL INCOME TAXES (CONTINUED)

The main components of the deferred tax assets and liabilities at December 31 are as follows (in thousands):

                                                     2005           2004
      ---------------------------------------------------------------------
      Deferred tax assets:
        Reserves                                  $   94,197     $   66,364
        Policy DAC                                    60,902         62,642
        Policyholder dividends                        22,054         23,662
        Stocks                                         1,248          1,754
        Bonds                                         (1,782)           712
        Low income housing credits                     2,367         10,514
        Deferred compensation                         58,614         46,451
        Other                                         15,273         13,379
                                                  ----------     ----------
      Total deferred tax assets                      252,873        225,478

      Nonadmitted deferred tax assets                (95,384)      (164,995)
                                                  ----------     ----------
      Admitted deferred tax assets                   157,489         60,483

      Deferred tax liabilities:
        Deferred intercompany gain                    38,280             --
        Premiums receivable                           25,786             --
        Other invested assets                         10,943          2,720
        Depreciable assets                             3,714          3,816
        Other                                          1,784          2,791
                                                  ----------     ----------
      Total deferred tax liabilities                  80,507          9,327
                                                  ----------     ----------
      Net deferred tax asset                      $   76,982     $   51,156
                                                  ==========     ==========

The net change in nonadmitted deferred tax assets was as follows (in thousands):

                                                     2005           2004
      ---------------------------------------------------------------------
      Net (decrease) increase in nonadmitted
        deferred tax assets                       $  (69,611)    $   13,606
                                                  ==========     ==========

The change in net deferred income taxes is comprised of the following (in thousands):

                                                 2005        2004       CHANGE
      -------------------------------------------------------------------------
      Total deferred tax assets                $252,873    $225,478    $ 27,395
      Total deferred tax liabilities            (80,507)     (9,327)    (71,180)
                                               --------    --------    --------
      Net deferred tax asset                   $172,366    $216,151     (43,785)
                                               --------    --------
      Less: tax effect of unrealized gains                                  674
      Less: tax effect of increase in minimum
        pension obligation                                              (11,469)
                                                                       --------
      Adjusted change in gross deferred taxes                          $(54,580)
      =========================================================================

NATIONAL LIFE INSURANCE COMPANY

NOTE 7 - FEDERAL INCOME TAXES (CONTINUED)

The provision for federal income taxes incurred in 2005 is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes. The tax at the statutory rate and significant items causing this difference are as follows (in thousands):

              Operations and gains provision
                computed at statutory rate               $36,088
              Dividends received deduction
                and tax exempt interest                  (16,320)
              Interest maintenance reserve                (1,397)
              COLI                                        (2,660)
              Change in nonadmitted assets                   274
              Deferred compensation                        1,215
              Intercompany note interest                  (2,053)
              Deferred intercompany gain                  38,279
              Loss on liquidation of subsidiary           11,009
              Other                                          828
                                                         -------
                Total                                    $65,263
                                                         =======

              Current federal income tax provision       $10,683
              Adjusted change in gross deferred taxes     54,580
                                                         -------
                Statutory federal income taxes           $65,263
                                                         =======

The Company has affordable housing tax credit carryforwards of $2.4 million that begin to expire in 2025.

NLHC files a consolidated tax return which includes all of its downstream subsidiaries including the Company. The method of allocation for federal income tax expense between the companies is pursuant to a written agreement approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled annually.

Income taxes incurred that will be available for recoupment in the event of future net losses are as follows (in thousands):

                            2005             $8,039
                            2004              1,850
                            2003              8,097

In 2005, pursuant to SSAP No. I0 Q&A2.5, the Company modified its groupings of assets and liabilities. To incorporate a more detailed methodology, the Company separated premiums receivable from the underlying policy reserves. Deferred taxes are calculated separately for premium receivable and for policy reserves. The Company requested that the Department approve its change in methodology and such approval was granted on February 17, 2006. The effect of the change in methodology was to increase net deferred tax assets and surplus by $24.5 million at December 31, 2005.

NATIONAL LIFE INSURANCE COMPANY

NOTE 8 - INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

On January 1, 2005, the Company entered into agreements with NRPA whereby the Company assumed the primary obligation for the servicing of all the Company's non-qualified pension obligations. This included all the defined contribution deferred compensation plans, General Agents Pension Plan, and other benefit obligations previously transferred to NRPA. Invested assets and plan liabilities of approximately $125 million were transferred from NRPA to the Company.

During 2005, the Company dividended its interests of approximately $9.3 million in National Life Capital Management, Inc. ("NLCAP") and Administrative Services, Inc. ("ASI"), wholly owned subsidiaries of the Company, to NLVF. Prior to the Company's dividend of its interest in NLCAP to NLVF, NLCAP dividended assets of approximately $38.9 million to the Company.

In late 2005, the Company dissolved NFS and now holds 100% of the outstanding stock of LSWNH. Prior to dissolution, NFS had $80.0 million of debt. NFS had cumulative operating losses, primarily due to the servicing of the debt. As a result of these losses, the company had recorded an unrealized loss of $31.5 million with respect to its investment in NFS prior to the date of dissolution. In connection with the dissolution of NFS, the Company recognized realized losses of $31.5 million with a corresponding reduction in unrealized losses.

During 2005 LSWNH dividended assets of approximately $1.8 million to the Company.

During 1998, the Company entered into agreements with a downstream affiliate, National Retirement Plan Advisors ("NRPA"), a wholly owned subsidiary of NLCAP, whereby NRPA assumed the primary obligation for the servicing of certain deferred compensation, accrued vested General Agent pension plan, and other benefit obligations from the Company in exchange for a lump-sum payment. The Company remained contingently liable for these plans in the event that NRPA was unable to fulfill its contractual obligations. The Company also transferred its pension administration and servicing operations to NRPA in 1998. Between 1998 and 2004, the Company transferred additional non-qualified pension obligations to NRPA.

All intercompany transactions are settled on a current basis. Amounts payable or receivable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Statements of Admitted Assets, Liabilities and Surplus.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company's surplus existed at December 31, 2005 and 2004. See Note 13 for information regarding other contingencies.

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements. The Company had no agreements in place at December 31, 2005 to potentially move non-admitted assets into subsidiaries or affiliates.

During 2004, the Company contributed $15.3 million in affordable housing credits to its downstream subsidiary, LSW.

NATIONAL LIFE INSURANCE COMPANY

NOTE 9 - BENEFIT PLANS

The Company sponsors a qualified defined benefit pension plan covering substantially all National Life Group employees. The plan is administered by the Company and is non-contributory, with benefits for Company employees hired prior to July 1, 2001 based on an employee's retirement age, years of service, and compensation near retirement. Benefits for Company employees hired after June 30, 2001 and non-Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service and compensation, increased at a specified rate of interest. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company. The Company also sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives and a non-contributory defined benefit plan for retired directors. These non-qualified defined benefit pension plans are not separately funded. Participation costs for non-Company employees are allocated to subsidiaries and affiliates as appropriate.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees and agents. Substantially all employees and agents who began service prior to July 1, 2001 may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for the Company. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and the Company pays for the plan benefits on a current basis. The plan costs are recognized as benefits are earned. These defined benefit plans are included in the other benefits category in the tables that follow.

At December 31, 1998, the Company entered into agreements with a downstream affiliate, NRPA, a wholly-owned subsidiary of NLCAP, whereby NRPA assumed the primary obligation for the servicing of certain deferred compensation, accrued vested General Agent pension plan, and other benefit obligations from the Company in exchange for a lump-sum payment. The Company remained contingently liable for these plans in the event that NRPA was unable to fulfill its contractual obligations. The Company also transferred its pension administration and servicing operations to NRPA at December 31, 1998. The Company transferred additional non-qualified pension obligations to NRPA between 1998 and 2004.

On January 1, 2005, the Company entered into agreements with NRPA whereby the Company assumed the primary obligation for the servicing of all the Company's non-qualified pension obligations. This included all the defined contribution deferred compensation plans, General Agents Pension Plan, and other benefit obligations previously transferred to NRPA. Invested assets and plan liabilities of approximately $125 million were transferred from NRPA to the Company.

NATIONAL LIFE INSURANCE COMPANY

NOTE 9 - BENEFIT PLANS (CONTINUED)

The following tables show the plans' combined funded status at December 31 (in thousands):

                                                           PENSION BENEFITS             OTHER BENEFITS
                                                          2005          2004          2005          2004
                                                       ----------    ----------    ----------    ----------
(1)   Change in benefit obligation
      Benefit obligation at beginning of year          $  150,205    $  137,900    $   27,429    $   28,427
      Transfer-in from affiliate - PBO                     91,240            --            --            --
      Service cost                                          5,502         5,817         1,435         1,520
      Interest cost                                        13,539         8,597         1,669         1,820
      Actuarial loss                                       18,297        10,081         4,598         1,442
      Transfer-in from affiliate - actuarial loss         (14,289)           --
      Benefits paid                                       (14,055)       (8,580)       (2,091)       (1,898)
      Plan amendments                                          --            --            --        (4,000)
      Curtailments                                           (639)       (3,610)           --           118
                                                       ----------    ----------    ----------    ----------
      Benefit obligation at end of year                $  249,800    $  150,205    $   33,040    $   27,429
                                                       ==========    ==========    ==========    ==========

                                                           PENSION BENEFITS             OTHER BENEFITS
                                                          2005          2004          2005          2004
                                                       ----------    ----------    ----------    ----------
(2)   Change in plan assets
      Fair value of plan assets at beginning of year   $   99,147    $   87,784    $       --    $       --
      Actual return on plan assets                          8,739        12,115            --            --
      Employer contribution                                 7,081         6,728            --            --
      Benefits paid                                        (6,285)       (7,480)           --            --
                                                       ----------    ----------    ----------    ----------
      Fair value of plan assets at end of year         $  108,682    $   99,147    $       --    $       --
                                                       ==========    ==========    ==========    ==========

                                                           PENSION BENEFITS             OTHER BENEFITS
                                                          2005          2004          2005          2004
                                                       ----------    ----------    ----------    ----------
(3)   Funded status
      Unamortized prior service cost                   $     (508)   $     (574)   $     (841)   $   (1,682)
      Unrecognized net loss                                76,898        49,815         5,047           282
      Additional funding for minimum
        pension liability                                  60,410        27,641            --            --
      Remaining net obligation or net asset
        at initial date of application                         --            --         5,168         5,906
      Prepaid assets or (accrued liabilities)             (62,679)          623       (23,666)      (22,923)
                                                       ==========    ==========    ==========    ==========

                                                           PENSION BENEFITS             OTHER BENEFITS
                                                          2005          2004          2005          2004
                                                       ----------    ----------    ----------    ----------
(4)   Benefit obligation for non-vested employees      $   16,620    $   15,925    $    7,879    $    7,094
                                                       ==========    ==========    ==========    ==========

NATIONAL LIFE INSURANCE COMPANY

NOTE 9 - BENEFIT PLANS (CONTINUED)

The components of net periodic benefit cost are as follows:

                                                           PENSION BENEFITS             OTHER BENEFITS
                                                          2005          2004          2005          2004
                                                       ----------    ----------    ----------    ----------
Components of net periodic benefit cost
  Service cost                                         $    5,502    $    5,817    $    1,435    $    1,520
  Interest cost                                            13,539         8,597         1,669         1,820
  Expected (return) on plan assets                         (7,949)       (7,472)           --            --
  Amortization of unrecognized transition
    obligation or transition asset                             --            --           738           785
  Amount of unrecognized gains and losses                   4,074         3,047          (167)          483
  Amount of prior service cost recognized                     (66)          (67)         (841)         (556)
  Amount of gain or loss recognized due
    to a settlement or curtailment                             --            --            --           305
                                                       ----------    ----------    ----------    ----------
  Total net periodic benefit cost                      $   15,100    $    9,922    $    2,834    $    4,357
                                                       ==========    ==========    ==========    ==========

The total accumulated benefit obligation was $233.8 million and $132.9 million at December 31, 2005 and 2004, respectively.

In 2005 and 2004, an increase (decrease) of $32.8 million and $(0.7) million in the minimum pension liability were recorded as an adjustment to surplus. The minimum funding obligation liability at December 31, 2005 and 2004 was $60.4 million and $27.6 million, respectively. There were no admitted intangible pension assets at December 31, 2005 or 2004.

                                                           PENSION BENEFITS             OTHER BENEFITS
                                                          2005          2004          2005          2004
                                                       ----------    ----------    ----------    ----------
Weighted-average assumptions as of Dec. 31
a. Discount rate                                          5.50%         6.00%         5.50%         6.00%
b. Rate of compensation increase                        VARIES -      Varies -        N/A           N/A
                                                        BASED ON      based on
                                                           AGE           age
c. Expected long-term rate of return on plan assets       8.00%         8.00%         N/A           N/A

The projected health care cost trend rate ("HCCTR") for 2005 and 2004 was 8% and 9%, respectively. This projected rate declines linearly to 5% in 2008 and remains level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation ("APBO") by about $3.2 million and increase the 2005 service and interest cost components of net periodic postretirement benefit cost by about $0.2 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.6 million and the 2005 service and interest cost components of net periodic postretirement benefit cost by about $0.2 million. The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

NATIONAL LIFE INSURANCE COMPANY

NOTE 9 - BENEFIT PLANS (CONTINUED)

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

      PLAN ASSET CATEGORY           OCTOBER 1, 2005       OCTOBER 1, 2004
      -------------------------------------------------------------------
      Bonds                                36%                   33%
      Common stocks                        60                    63
      Group annuity contract                4                     4
      -------------------------------------------------------------------
        Total                             100%                  100%
      ===================================================================

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company and by the Committee on Finance of the Company's Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company's investment policy for the plan assets is to achieve a target allocation of approximately 50%-75% stocks and 25%-50% bonds and other fixed income instruments when measured at fair value. Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio. Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company's expected long-term rate of return of 8% is based upon an expected return on stock investments of 10%-11%, and a weighted expected return of 5%-6% on fixed income investments. These projections were based on the Company's historical and projected experience and on long term projections by investment research organizations.

Projected benefit payments for defined benefit obligations and for projected Medicare Part D reimbursements for each of the five years following December 31, 2005, and in aggregate for the five years thereafter is as follows (in thousands):

                      PROJECTED                            PROJECTED MEDICARE
                   PENSION BENEFIT     PROJECTED OTHER          PART D
         YEAR         PAYMENTS         BENEFIT PAYMENTS      REIMBURSEMENTS
      -----------------------------------------------------------------------
         2006          $15,376             $ 2,350               $  190
         2007           15,397               2,500                  211
         2008           15,462               2,628                  231
         2009           15,649               2,750                  249
         2010           15,748               2,850                  268
      2011-2014         85,184              14,931                1,580
      =======================================================================

The Company's expected 2006 contribution into its separately funded defined benefit pension plan is $16.8 million. The Company may elect to make smaller or larger contributions in 2006, subject to regulatory requirements and maximum contribution limitations.

NATIONAL LIFE INSURANCE COMPANY

NOTE 9 - BENEFIT PLANS (CONTINUED)

The Company provides 401-K plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001 and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Accumulated funds may be invested by the employee in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Vesting and withdrawal privilege schedules are attached to the Company's matching contributions. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities.

The Company also provides a 401-K plan for it's regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No Company contributions are made to the plan. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities.

The Company also has a defined contribution pension plan covering substantially all full-time agents. Contributions of 6.1% of each agent's compensation up to the Social Security taxable wage base and 7.5% of the agent's compensation in excess of the wage base, subject to the maximum legal limitations for qualified plans, are made each year. Accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities.

Total company contributions made to defined contribution plans were $2.4 million and $2.6 million in 2005 and 2004, respectively.

During the fourth quarter of 2005, the Company announced plans to restructure a significant number of general agencies. These restructurings included the termination or redeployment of several general agent participants in a non-contributory defined benefit plan. The effect of this curtailment was to reduce the projected benefit obligation at December 31, 2005 by $0.6 million with a corresponding reduction in unrecognized losses. There was no effect on 2005 net income. Projected 2006 service costs decreased by $0.4 million as a result of the curtailment.

During December 2003, the Company substantially finalized agreements with Keane, Inc., an independent technology company with worldwide operations, to assume the responsibility for the Company's software maintenance and development, and other technology related activities. The ten year agreement was signed in early 2004 and announced on January 14, 2004. Under the terms of the agreements, the 158 employees affected were offered positions with Keane effective February 1, 2004, and substantially all accepted. There were no termination or other special benefits provided to the affected employees by the Company, primarily due to the employee transition agreement established with Keane.

NATIONAL LIFE INSURANCE COMPANY

NOTE 9 - BENEFIT PLANS (CONTINUED)

As the outsourcing decision occurred after the 2003 measurement date for both the Company's pension and other post-employment benefit obligations, remeasurement of the plans obligations and the recording of curtailment effects were reflected in 2004's results from operations. The pension benefit obligation was reduced in 2004 by $3.6 million, with a corresponding reduction in unrecognized losses. Projected pension service costs for 2004 were reduced due to curtailment by $0.1 million.

Other post-employment benefit obligations were reduced by $0.1 million which was recognized immediately. Projected service costs for 2004 were reduced due to curtailment by $0.1 million. The curtailment reduced post-employment plan amendment benefits and transition obligations, resulting in a 2004 pre-tax charge of $0.2 million.

In December 2003, the Medicare Prescription Drug Improvement and Modernization Act of 2003 was enacted which provides certain prescription drug related benefits for retirees and subsidies for employers providing actuarial equivalent subsidies to their retirees beginning in 2006. On the aggregate basis, it is estimated that the Company's postretirement health plans will pass the actuarial equivalence test, and qualify for the Medicare Part D Subsidy. The effect of this legislation is reflected in the obligations of December 31, 2005 and 2004. The reduction in the accumulated benefit obligation for the subsidy related to benefits attributed to past service is $5.1 million and $4.0 million in 2005 and 2004, respectively. The effect of the subsidy on the measurement of the net postretirement benefit cost of fiscal year 2005 is approximately $0.5 million which includes a reduction of interest cost on the accumulated benefit obligation of $0.3 million.

NOTE 10 - LEASES

The Company leases data processing equipment under various noncancelable operating lease agreements that expire through December 2006. Annual rental expense was $3.9 million in 2005 and $5.1 million in 2004.

The Company leases rights to the use of certain data processing hardware and software from American International Technology Enterprises, Inc ("AITE"), a subsidiary of AIG, located in Livingston, New Jersey. AITE assumed the responsibility for mainframe processing in October 2001. The lease with AITE was renegotiated in September 2004 for an additional 5 years. The lease contains clauses and penalties for termination prior to the end of the lease term.

Certain rental commitments have renewal options extending through the year 2007. Some of these renewals are subject to adjustments in future periods. The Company has no sale-leaseback transactions.

NATIONAL LIFE INSURANCE COMPANY

NOTE 10 - LEASES (CONTINUED)

At December 31, 2005, the minimum aggregate annual rental commitments are as follows (in thousands):

                                                           OPERATING
      YEAR                                                  LEASES
      --------------------------------------------------------------
      2006                                                  $  4,781
      2007                                                     4,697
      2008                                                     4,625
      2009                                                     3,081
                                                            --------
      Total minimum lease payments                          $ 17,184
                                                            ========

The Company has a multi year contract for information systems application and infrastructure services from Keane, Inc. of Boston, Massachusetts. The contract became effective on February 1, 2004. The Company's remaining obligation under the contract as of December 31, 2005 (in thousands):
                                                            CONTRACT
      YEAR                                                 OBLIGATION
      ---------------------------------------------------------------
      2006                                                  $ 13,006
      2007                                                    12,977
      2008                                                    12,977
      2009                                                    13,345
      2010                                                     1,115
                                                            --------
      Total contract obligation                             $ 53,420
                                                            ========

NOTE 11 - CAPITAL AND SURPLUS, SHAREHOLDER DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS

At December 31, 2005 and 2004, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares. No preferred stock has been issued.

On January 1, 1999, the Company converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Under the provisions of the reorganization, the Company issued 2.5 million common stock $1 par shares to its parent and recorded $5.0 million of additional paid-in-capital as transfers from unappropriated surplus.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF's outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, subsidiary's dividended by the Company in 2005 as previously discussed, issuance of $220 million in debt financing in 2003, issuance of an additional $75 million in debt financing in 2005, and its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF. See Note 8 for additional information on the issuance of debt.

NATIONAL LIFE INSURANCE COMPANY

NOTE 11 - CAPITAL AND SURPLUS, SHAREHOLDER DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS (CONTINUED)

Policyowner surplus is restricted by required statutory surplus of $5 million, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business. There were no changes in the balances of any special surplus funds from the prior period.

During 2005, the Company dividended its interest of approximately $9.3 million in NLCAP and ASI, wholly owned subsidiaries of the Company, to NLVF. No dividends were declared or paid in 2004. Dividends declared by the Company in excess of the lesser of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner. Within the limitations of the above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the shareholder. No stock is held for special purposes.

During 2004, the Company retired the remaining balance of $62.7 million of surplus notes (the "Notes") issued on March 1, 1994. As part of the retirement, original issue costs and discount totaling $0.9 million were expensed. A repurchase premium of $2.5 million was also expensed. These costs are included in net realized gains and losses. Interest paid on the Notes during 2004 was $2.6 million.

The Company did not receive any capital contributions from its parent, NLVF, during 2005. Capital contributions received from NLVF in 2004 totaled $72.7 million.

The Company also has two lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to LIBOR plus 50 basis points. The outstanding balance was $0 as of December 31, 2005 and 2004. The Company also has a $20 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 37.5 basis points. The outstanding balance on the Banknorth line of credit was $0 as of December 31, 2005 and 2004. Total interest on the combined lines of credit was $ 4,448 for 2005 and $1,641 for 2004.

NATIONAL LIFE INSURANCE COMPANY

NOTE 12 - RECONCILIATION BETWEEN STATUTORY ACCOUNTING PRACTICES AND GAAP

The Company has prepared consolidated GAAP basis financial statements for general purpose public reporting of its financial position and financial results for 2005 and 2004. A reconciliation of the Company's statutory basis capital and surplus ("surplus") to the Company's consolidated GAAP basis equity at December 31 and statutory net income to GAAP net income for the years ended December 31 is as follows (in thousands):

                                                 2005                        2004
                                       ------------------------    ------------------------
                                        SURPLUS/                    SURPLUS/
                                         EQUITY      NET INCOME      EQUITY      NET INCOME
                                       ----------    ----------    ----------    ----------
Statutory surplus/net income           $  623,465    $   92,373    $  542,437    $   65,167

Asset valuation reserve                    67,053            --        77,253            --
Interest maintenance reserve               61,021        (3,722)       64,743        (3,227)
Other assets                               46,364        19,898        46,263         5,262
Investments                               310,515        42,708       154,846        43,169
Policy acquisition costs                  466,865       (28,367)      484,039       (15,735)
Income taxes                               16,752        (9,345)       45,019       (13,138)
Policy liabilities and dividends         (161,664)       16,639      (181,997)       (4,625)
Sales practices litigation provision           --         2,055            --         2,500
Benefit plans                            (171,242)         (238)       16,202        10,296
Other comprehensive income, net            53,513            --        69,893            --
                                       ----------    ----------    ----------    ----------
GAAP equity/net income                 $1,312,642    $  132,001    $1,318,698    $   89,669
                                       ==========    ==========    ==========    ==========

NOTE 13 - CONTINGENCIES

CONTINGENT COMMITMENTS

National Life anticipates additional capital investments of $65.5 million into existing limited partnerships due to funding commitments.

At December 31, 2005, National Life has $18.5 million in outstanding mortgage loan funding commitments.

ASSESSMENTS

The Company participates in the guaranty association of each state in which it conducts business. The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations ("NOLHGA"). At December 31, 2005 and 2004, NLIC had accrued assessment charges of $1.2 million with expected payment over five years. The Company has also recorded a related asset of $139,000 for premium tax credits, which are expected to be realized through 2016.

NATIONAL LIFE INSURANCE COMPANY

NOTE 13 - CONTINGENCIES (CONTINUED)

OTHER CONTINGENCIES

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980's and 1990's. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Qualifying members also opted out of the class action to preserve their litigation rights against the Company. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on the Company's financial position. Existing provisions for this contingency were reduced in each year beginning in 2001, and are included as other adjustments to surplus.

NOTE 14 - CLOSED BLOCK

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure (see Note 1). The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion. Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2005 and 2004, Closed Block liabilities exceeded Closed Block assets, and no additional dividend obligation was required.

NOTE 15 - ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities at December 31, 2005 and 2004 follow (in thousands):

                                                                      2005         2004
                                                                   ----------   ----------
Subject to discretionary withdrawal with
  market value adjustment                                          $   51,865   $   52,891
At book value less surrender charges of 5% or more                    285,392      283,232
                                                                   ----------   ----------
  Subtotal                                                            337,257      336,123
Subject to discretionary withdrawal without adjustment -
  at book value                                                     1,120,937    1,115,807
Not subject to discretionary withdrawal provision                     299,459      296,468
                                                                   ----------   ----------
Total annuity actuarial reserves and deposit liabilities (gross)    1,757,653    1,748,398
Less reinsurance                                                           --           --
                                                                   ----------   ----------
  Total annuity actuarial reserves and deposit liabilities (net)   $1,757,653   $1,748,398
                                                                   ==========   ==========

NATIONAL LIFE INSURANCE COMPANY

NOTE 16 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2005 and 2004 were as follows (in thousands):

                                                         2005
      ----------------------------------------------------------------
               TYPE                                GROSS         NET
      ----------------------------------------------------------------
      Ordinary new business                      $  3,859     $  1,569
      Ordinary renewal                             72,200       72,238
                                                 --------     --------
        Total                                    $ 76,059     $ 73,807
                                                 ========     ========

                                                         2004
      ----------------------------------------------------------------
               TYPE                                GROSS         NET
      ----------------------------------------------------------------
      Ordinary new business                      $  4,608     $  1,767
      Ordinary renewal                             72,914       72,371
                                                 --------     --------
        Total                                    $ 77,522     $ 74,138
                                                 --------     --------

NOTE 17 - SEPARATE ACCOUNTS

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, Company sponsored benefit plans, and funds invested on behalf of group pensions. All separate account assets are carried at fair value. The Company participates in certain separate accounts. All of the Company's separate accounts are nonguaranteed.

                                                                    2005        2004
                                                                  --------    --------
Separate account premiums and considerations (in thousands):      $107,052    $120,151

Reserves for accounts with assets at fair value (in thousands):    791,026     730,154
                                                                  ========    ========

The withdrawal characteristics of separate accounts at December 31 were as follows (in thousands):

                                                                    2005        2004
                                                                  --------    --------
Subject to discretionary withdrawal with adjustment -
  At book value (which equals fair value) less surrender charge   $336,030    $297,342
  Of 5% or more

Subject to discretionary withdrawal without adjustment -
  At book value (which equals fair value)                          342,201     324,480

Not subject to discretionary withdrawal                            112,795     108,332
                                                                  --------    --------
  Total reserves                                                  $791,026    $730,154
                                                                  ========    ========

NATIONAL LIFE INSURANCE COMPANY

NOTE 17 - SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of net transfers to/from separate accounts during 2005 and 2004 is as follows (in thousands):

                                                   2005         2004
                                                 --------     --------
      Net transfers to/from separate accounts    $ 46,921     $ 78,020
      Reconciling items:
        Cost of insurance charges                 (22,990)     (21,517)
                                                 --------     --------
      Total                                      $ 23,931     $ 56,503
                                                 ========     ========

NOTE 18 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                              2005                       2004
                                   ------------------------    ------------------------
                                    CARRYING      ESTIMATED     CARRYING      ESTIMATED
                                      VALUE      FAIR VALUE       VALUE      FAIR VALUE
                                   ----------    ----------    ----------    ----------
Cash and short-term investments    $   33,457    $   33,457    $   40,665    $   33,457
Bonds                               4,657,465     4,802,622     4,426,164     4,696,959
Preferred stocks                       70,644        74,900        71,146        78,615
Common stocks                         261,315       261,315       251,437       261,315
Mortgage loans                        910,544       939,094       948,947     1,011,015
Policy loans                          570,647       573,113       584,053       574,927

Investment product liabilities        761,686       783,538       776,845       821,609

For cash and short-term investments carrying value approximates estimated fair value.

Debt and equity securities' estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

NATIONAL LIFE INSURANCE COMPANY

NOTE 19 - RECONCILIATION TO STATUTORY ANNUAL STATEMENTS

These financial statements reflect an adjustment to an inter-company commission accrual between the Company and LSW. This adjustment was recorded subsequent to the filing of the Company's 2004 annual statement with the Department. The effect of this adjustment was to increase commissions and operating expenses by $1.2 million and decrease federal income tax expense by $0.4 million, with a corresponding increase in unrealized gains of $0.8 million from that previously reported to the Department. There was no net effect on December 31, 2004 surplus.

                                                    2005                          2004
                                         -------------------------     -------------------------
                                             NET                           NET
(in thousands)                             INCOME        SURPLUS         INCOME        SURPLUS
                                         ----------     ----------     ----------     ----------
Per annual statement, as filed           $   91,566     $  623,465     $   65,974     $  542,437

Commission expense                            1,241          1,241         (1,241)        (1,241)
Tax expense                                    (434)          (434)           434            434
Unrealized                                       --           (807)            --            807
                                         ----------     ----------     ----------     ----------
Per accompanying financial statements    $   92,373     $  623,465     $   65,167     $  542,437
                                         ==========     ==========     ==========     ==========

NOTE 20 - NEW ACCOUNTING PRONOUNCEMENTS

In June 2005, the NAIC issued Statements of Statutory Accounting Principles No. 90 "ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF REAL ESTATE INVESTMENTS" ("SSAP 90"). This Statement establishes statutory accounting principles for the impairment or disposal of real estate investments and the treatment of long-lived assets associated with discontinued operations. The Company plans to adopt SSAP 90 effective January 1, 2006. The effect of adopting SSAP 90 will not have a material impact on the Company's financial position or the results of its operations.

In June 2005, the NAIC issued Statements of Statutory Accounting Principles No. 93 "ACCOUNTING FOR LOW INCOME HOUSING TAX CREDIT PROPERTY INVESTMENTS" (SSAP
93). This Statement prescribes the accounting treatment for investments in federal and certain state sponsored Low Income Housing Tax Credit properties. It also adopts with modifications EITF 94-1 "ACCOUNTING FOR TAX BENEFITS RESULTING FROM INVESTMENTS IN AFFORDABLE HOUSING PROJECTS". The Company plans to adopt SSAP 93 effective January 1, 2006. The effect of adopting SSAP 93 will not have a material impact on the Company's financial position or the results of its operations.

                                NATIONAL VARIABLE
                               ANNUITY ACCOUNT II
                             (A Separate Account of
                        National Life Insurance Company)

                              FINANCIAL STATEMENTS

                                    * * * * *

                                DECEMBER 31, 2005

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Annuity Account II:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Annuity Account II (a Separate Account of National Life Insurance Company) (the Variable Account) at December 31, 2005, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the mutual funds, provide a reasonable basis for our opinion.


/s/PRICEWATERHOUSECOOPERS LLP
-----------------------------
Boston, Massachusetts
April 7, 2006



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF NET ASSETS

                                DECEMBER 31, 2005


TOTAL ASSETS AND NET ASSETS:
Investments in shares of mutual fund portfolios at market value:
(contractholder accumulation units and unit value)

AIM Variable Insurance Dynamics Fund (319,611.18 units at $8.09 per unit)                                                  2,585,386
AIM Variable Insurance Global Health Care Fund (487,457.77 units at $9.68 per unit)                                        4,720,853
AIM Variable Insurance Technology Fund (506,007.26 units at $4.20 per unit)                                                2,125,695
Alger American Growth Fund (767,708.36 units at $15.18 per unit)                                                          11,653,244
Alger American Leveraged AllCap Fund (227,328.46 units at $8.66 per unit)                                                  1,968,511
Alger American Small Capitalization Fund (478,400.25 units at $11.97 per unit)                                             5,727,835
American Century Variable Income & Growth Portfolio (693,014.06 units at $11.86 per unit)                                  8,216,514
American Century Variable Inflation Protection Portfolio (891,208.84 units at $10.57 per unit)                             9,420,417
American Century Variable International Portfolio (401,457.13 units at $12.61 per unit)                                    5,062,144
American Century Variable Ultra Portfolio (7,270.30 units at $10.84 per unit)                                                 78,775
American Century Variable Value Portfolio (1,137,146.59 units at $16.88 per unit)                                         19,197,958
American Century Variable Vista Portfolio (607,473.06 units at $11.52 per unit)                                            6,997,778
Dreyfus Variable Investment Appreciation Portfolio (596,449.94 units at $10.62 per unit)                                   6,332,679
Dreyfus Variable Investment Developing Leaders Portfolio (9,327.96 units at $11.36 per unit)                                 105,999
Dreyfus Variable Investment Quality Bond Portfolio (51,108.89 units at $10.53 per unit)                                      538,009
Dreyfus Variable Investment Socially Responsible Growth Fund (127,070.26 units at $7.12 per unit)                            904,240
Franklin Templeton Variable Insurance Products Trust Foreign Securities Fund (465,272.17 units at $12.53 per unit)         5,831,297
Franklin Templeton Variable Insurance Products Trust Mutual Shares Securities Fund (85,355.59 units at $11.96 per unit)    1,020,623
Franklin Templeton Variable Insurance Products Trust Real Estate Fund (193,126.53 units at $15.20 per unit)                2,935,107
Franklin Templeton Variable Insurance Products Trust Small Cap Fund (18,483.51 units at $11.32 per unit)                     209,150
Franklin Templeton Variable Insurance Products Trust Small Cap Value Securities Fund (86,582.41 units at $12.88 per unit)  1,114,845
JP Morgan Series Trust II International Equity Portfolio (293,409.68 units at $11.59 per unit)                             3,400,201
JP Morgan Series Trust II Small Company Portfolio (135,781.36 units at $14.94 per unit)                                    2,028,678
Neuberger Berman Advisors Management Trust Fasciano Portfolio (293,062.77 units at $11.10 per unit)                        3,254,237
Neuberger Berman Advisors Management Trust Limited Maturity Portfolio (1,138,951.87 units at $9.97 per unit)              11,359,349
Neuberger Berman Advisors Management Trust Mid Cap Growth Portfolio (21,984.08 units at $12.92 per unit)                     283,967
Neuberger Berman Advisors Management Trust Partners Portfolio (247,078.34 units at $13.98 per unit)                        3,453,662


   The accompanying notes are an integral part of these financial statements.


    NATIONAL VARIABLE ANNUITY ACCOUNT II (A SEPARATE ACCOUNT OF NATIONAL LIFE
                               INSURANCE COMPANY)

                            STATEMENTS OF NET ASSETS

                                DECEMBER 31, 2005


TOTAL ASSETS AND NET ASSETS:
Investments in shares of mutual fund portfolios at market value:
(contractholder accumulation units and unit value)

Scudder Variable Series II Dreman High Return Equity Portfolio (43,214.20 units at $11.91 per unit)                         $514,666
Scudder Variable Series II Dreman Small Cap Value Portfolio (134,345.28 units at $12.91 per unit)                         $1,734,753
Sentinel Variable Products Trust Balanced Fund (1,223,837.69 units at $13.77 per unit)                                   $16,848,680
Sentinel Variable Products Trust Bond Fund (1,285,058.87 units at $14.14 per unit)                                       $18,167,016
Sentinel Variable Products Trust Common Stock Fund (2,669,872.25 units at $14.45 per unit)                               $38,584,070
Sentinel Variable Products Trust Growth Index Fund (306,765.84 units at $7.80 per unit)                                   $2,391,964
Sentinel Variable Products Trust Mid Cap Growth Fund (969,791.06 units at $15.08 per unit)                               $14,624,167
Sentinel Variable Products Trust Money Market Fund (798,931.40 units at $11.76 per unit)                                  $9,393,694
Sentinel Variable Products Trust Small Company Fund (1,366,986.96 units at $26.40 per unit)                              $36,081,655
T Rowe Price Equity Series Blue Chip Growth Portfolio (897,520.24 units at $11.24 per unit)                              $10,086,065
T Rowe Price Equity Series Equity Income Portfolio (86,284.46 units at $11.46 per unit)                                     $989,208
T Rowe Price Equity Series Health Sciences Portfolio (136,594.72 units at $11.56 per unit)                                $1,579,203
Variable Insurance Product Funds Contrafund Portfolio (1,007,625.06 units at $20.39 per unit)                            $20,545,487
Variable Insurance Product Funds Equity Income Portfolio (1,221,652.87 units at $15.15 per unit)                         $18,512,263
Variable Insurance Product Funds Growth Portfolio (1,011,887.95 units at $13.68 per unit)                                $13,840,827
Variable Insurance Product Funds High Income Portfolio (988,225.88 units at $10.17 per unit)                             $10,046,584
Variable Insurance Product Funds Index 500 Portfolio (1,911,724.13 units at $13.89 per unit)                             $26,562,493
Variable Insurance Product Funds Investment Grade Bond Portfolio (1,880,488.62 units at $12.77 per unit)                 $24,004,755
Variable Insurance Product Funds Mid Cap Portfolio (266,876.98 units at $14.31 per unit)                                  $3,818,693
Variable Insurance Product Funds Overseas Portfolio (1,141,752.35 units at $13.40 per unit)                              $15,300,839
Wells Fargo Discovery Fund (449,988.47 units at $15.89 per unit)                                                          $7,148,772
Wells Fargo Opportunity Fund (485,070.58 units at $20.07 per unit)                                                        $9,736,898



   The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                        AIM VARIABLE INSURANCE FUNDS                    ALGER AMERICAN FUND
                                -------------------------------------------  ---------------------------------------------
                                                  HEALTH                                      LEVERAGED         SMALL
                                  DYNAMICS      SCIENCES (1)    TECHNOLOGY      GROWTH         ALLCAP      CAPITALIZATION
                                  --------      ------------    ----------      ------         ------      --------------


INVESTMENT INCOME:
Dividend income                 $        --    $        --    $        --    $    28,355    $        --    $        --

EXPENSES:
Mortality and expense risk
and administrative charges           36,032         63,875         29,015        166,855         24,518         81,840
                                -----------------------------------------    -----------------------------------------
NET INVESTMENT LOSS                 (36,032)       (63,875)       (29,015)      (138,500)       (24,518)       (81,840)
                                -----------------------------------------    -----------------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Capital gains distributions              --             --             --             --             --             --
Net realized gain from shares       340,651        219,015         78,765      1,277,783        101,180        820,280
sold

Net unrealized (depreciation)
appreciation on investments         (71,899)       145,944        (34,464)         1,712        143,259         81,517
                                -----------------------------------------    -----------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                 268,752        364,959         44,301      1,279,495        244,439        901,797
                                -----------------------------------------    -----------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS       $   232,720    $   301,084    $    15,286    $ 1,140,995    $   219,921    $   819,957
                                =========================================    =========================================


                  (1) On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.


                         The accompanying notes are an integral part of  these financial statements.




                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                       AMERICAN CENTURY VARIABLE PORTFOLIOS
                                ---------------------------------------------------------------------------------------
                                  INCOME &       INFLATION
                                   GROWTH       PROTECTION    INTERNATIONAL     ULTRA         VALUE          VISTA
                                   ------       ----------    -------------     -----         -----          -----

INVESTMENT INCOME:
Dividend income                 $   171,973    $   345,238    $    31,728    $        --    $   158,676    $        --

EXPENSES:
Mortality and expense risk
and administrative charges          116,980        100,066         49,631          1,001        254,079         75,395
                                --------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)         54,993        245,172        (17,903)        (1,001)       (95,403)       (75,395)
                                --------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Capital gains distributions              --          3,205             --             --      1,835,924             --
Net realized gain from shares       231,888         18,384        110,437          1,769        782,388        132,581
sold

Net unrealized (depreciation)
appreciationon investments          (29,913)      (227,339)       417,844           (181)    (1,858,526)       359,137
                                --------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS          201,975       (205,750)       528,281          1,588        759,786        491,718
                                --------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS       $   256,968    $    39,422    $   510,378    $       587    $   664,383    $   416,323
                                ======================================================================================





                          The accompanying notes are an integral part of these financial statements.




                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                                  FRANKLIN TEMPLETON VARIABLE
                                        DREYFUS VARIABLE INVESTMENT FUND           INSURANCE PRODUCTS TRUST
                               -------------------------------------------------- ---------------------------
                                              DEVELOPING   QUALITY     SOCIALLY       FOREIGN      MUTUAL
                               APPRECIATION    LEADERS       BOND     RESPONSIBLE    SECURITIES    SHARES
                               ------------    -------       ----     -----------    ----------    ------

INVESTMENT INCOME:
Dividend income                 $     654    $      --    $  13,910    $      --    $  46,055    $   6,311

EXPENSES:
Mortality and expense risk
and administrative charges         63,705        1,087        5,327       12,552       57,691        9,548
                                ------------------------------------------------    ----------------------
NET INVESTMENT (LOSS) INCOME      (63,051)      (1,087)       8,583      (12,552)     (11,636)      (3,237)
                                ------------------------------------------------    ----------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Capital gains distributions            --           --           --           --           --        2,364
Net realized gain (loss) from      46,333        1,426        2,441       (4,756)     134,313       10,768
shares sold

Net unrealized appreciation
(depreciation) on investments     144,977        6,019       (6,020)      33,937      304,986       60,600
                                ------------------------------------------------    ----------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS        191,310        7,445       (3,579)      29,181      439,299       73,732
                                ------------------------------------------------    ----------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS       $ 128,259    $   6,358    $   5,004    $  16,629    $ 427,663    $  70,495
                                ==========================================================================





                        The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                FRANKLIN TEMPLETON VARIABLE INSURANCE    JP MORGAN SERIES
                                         PRODUCTS TRUST                     TRUST II
                                ------------------------------------- ----------------------
                                   REAL          SMALL       SMALL    INTERNATIONAL   SMALL
                                  ESTATE          CAP      CAP VALUE      EQUITY     COMPANY
                                  ------          ---      ---------      ------     -------

INVESTMENT INCOME:
Dividend income                 $  31,210    $      --    $   8,027    $  26,663    $      --

EXPENSES:
Mortality and expense risk
and administrative charges         31,656        2,036       12,920       43,530       27,153
                                -----------------------------------    ----------------------
NET INVESTMENT LOSS                  (446)      (2,036)      (4,893)     (16,867)     (27,153)
                                -----------------------------------    ----------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Capital gains distributions       134,243           --        6,493           --      242,298
Net realized gain from shares      88,018        5,521       55,510      284,669       78,661
sold

Net unrealized appreciation
(depreciation) on investments      71,487        7,014       20,265       19,435     (256,168)
                                -----------------------------------    ----------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS               293,748       12,535       82,268      304,104       64,791
                                -----------------------------------    ----------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS       $ 293,302    $  10,499    $  77,375    $ 287,237    $  37,638
                                ===================================    ======================





             The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                   NEUBERGER BERMAN ADVISORS MANAGEMENT TRUST    SCUDDER VARIABLE SERIES II
                                ------------------------------------------------ --------------------------
                                                                                    DREMAN HIGH   DREMAN
                                               LIMITED      MID CAP                   RETURN       SMALL
                                 FASCIANO     MATURITY      GROWTH      PARTNERS      EQUITY     CAP VALUE
                                 --------     --------      ------      --------      ------     ---------

INVESTMENT INCOME:
Dividend income                 $      --    $ 287,719    $      --    $  30,732    $   4,245    $   7,986

EXPENSES:
Mortality and expense risk
and administrative charges         33,893      120,657        2,592       39,007        5,052       25,764
                                ------------------------------------------------    ----------------------
NET INVESTMENT (LOSS) INCOME      (33,893)     167,062       (2,592)      (8,275)        (807)     (17,778)
                                ------------------------------------------------    ----------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Capital gains distributions        13,477           --           --          713           --      192,365
Net realized gain (loss) from      62,853      (37,314)      11,385      343,584        9,008       68,206
shares sold

Net unrealized appreciation
(depreciation) on investments      57,783     (114,843)      20,929       92,917       15,867      (45,522)
                                ------------------------------------------------    ----------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS        134,113     (152,157)      32,314      437,214       24,875      215,049
                                ------------------------------------------------    ----------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS       $ 100,220    $  14,905    $  29,722    $ 428,939    $  24,068    $ 197,271
                                ================================================    ======================





                        The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                   SENTINEL VARIABLE PRODUCTS TRUST
                                     --------------------------------------------------------------------------------------
                                                                       COMMON        MID CAP         MONEY         SMALL
                                        BALANCED         BOND          STOCK         GROWTH          MARKET       COMPANY
                                        --------         ----          -----         ------          ------       -------

INVESTMENT INCOME:
Dividend income                      $   372,108    $   798,831    $   423,823    $        --    $   289,979   $    30,399

EXPENSES:
Mortality and expense risk
and administrative charges               230,800        253,449        501,500        210,687        146,220       501,320
                                     --------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)             141,308        545,382        (77,677)      (210,687)       143,759      (470,921)
                                     --------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Capital gains distributions              280,098             --             --             --             --     3,448,887

Net realized gain from shares sold       405,778         83,003      1,119,352        748,934             --     3,420,500

Net unrealized (depreciation)
appreciation on investments             (145,609)      (544,635)     1,170,815       (263,743)            --    (3,941,444)
                                     --------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS               540,267       (461,632)     2,290,167        485,191             --     2,927,943
                                     --------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $   681,575    $    83,750    $ 2,212,490    $   274,504    $   143,759   $ 2,457,022
                                     ======================================================================================





                            The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                             STRONG VARIABLE INSURANCE FUND          T ROWE PRICE EQUITY SERIES
                                           ----------------------------------   ------------------------------------
                                                MID CAP           OPPORTUNITY   BLUE CHIP       EQUITY       HEALTH
                                           GROWTH FUND II (2)     FUND II (2)     GROWTH        INCOME      SCIENCES
                                           ------------------     -----------     ------        ------      --------

INVESTMENT INCOME:
Dividend income                             $             --   $            --   $  10,311    $  11,878    $      --

EXPENSES:
Mortality and expense risk
and administrative charges                                --                --      83,204       11,636       20,050
                                            ----------------------------------   -----------------------------------
NET INVESTMENT (LOSS) INCOME                              --                --     (72,893)         242      (20,050)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Capital gains distributions                               --                --          --       44,652           --
Net realized gain (loss)
from shares sold                                          --                --      74,187       17,337      129,158

Net unrealized appreciation
(depreciation) on investments                             --                --     404,443      (37,134)      88,682
                                            ----------------------------------   -----------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                                       --                --     478,630       24,855      217,840
                                            ----------------------------------   -----------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                   $             --   $            --   $ 405,737    $  25,097    $ 197,790
                                            ==================================   ===================================

(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the
    Wells Fargo Variable Trust Funds.


                          The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                                          VARIABLE INSURANCE PRODUCT FUNDS
                                --------------------------------------------------------------------------------------
                                                  EQUITY                        HIGH                      INVESTMENT
                                 CONTRAFUND       INCOME         GROWTH        INCOME       INDEX 500     GRADE BOND
                                 ----------       ------         ------        ------       ---------     ----------

INVESTMENT INCOME:
Dividend income                 $    56,544    $   314,152    $    75,023    $ 1,495,391    $   486,538   $   886,009

EXPENSES:
Mortality and expense risk
and administrative charges          269,054        260,602        199,621        138,321        374,129       338,970
                                --------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)       (212,510)        53,550       (124,598)     1,357,070        112,409       547,039
                                --------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Capital gains distributions           3,534        690,359             --             --             --       535,297
Net realized gain (loss)          1,111,334        397,199       (339,749)       205,148         13,261      (252,327)
from shares sold

Net unrealized (depreciation)
appreciation on investments       1,909,318       (357,709)     1,021,743     (1,430,133)       737,988      (642,146)
                                --------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS        3,024,186        729,849        681,994     (1,224,985)       751,249      (359,176)
                                --------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS       $ 2,811,676    $   783,399    $   557,396    $   132,085    $   863,658   $   187,863
                                ======================================================================================





                            The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                VARIABLE INSURANCE PRODUCT FUNDS  WELLS FARGO VARIABLE TRUST FUNDS
                                --------------------------------  --------------------------------
                                   MID CAP          OVERSEAS      DISCOVERY (2)  OPPORTUNITY (2)
                                   -------          --------      -------------  ---------------

INVESTMENT INCOME:
Dividend income                 $        --      $    88,766      $        --      $        --

EXPENSES:
Mortality and expense risk
and administrative charges           36,291          190,725          100,247          143,640
                                ----------------------------      ----------------------------
NET INVESTMENT INCOME (LOSS)        (36,291)        (101,959)        (100,247)        (143,640)
                                ----------------------------      ----------------------------
REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Capital gains distributions          28,189           69,469               --               --
Net realized gain (loss)            141,293          805,566          912,949        2,471,171
from shares sold

Net unrealized (depreciation)
appreciation on investments         354,335        1,540,132         (296,787)      (1,718,555)
                                ----------------------------      ----------------------------
NET REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS          523,817        2,415,167          616,162          752,616
                                ----------------------------      ----------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS       $   487,526      $ 2,313,208      $   515,915      $   608,976
                                ============================      ============================


(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the
    Wells Fargo Variable Trust Funds.


           The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                               AIM VARIABLE INSURANCE FUNDS                     ALGER AMERICAN FUND
                                    --------------------------------------------    ----------------------------------------------
                                                       HEALTH                                         LEVERAGED        SMALL
                                       DYNAMICS      SCIENCES (1)     TECHNOLOGY       GROWTH           ALLCAP     CAPITALIZATION
                                       --------      ------------     ----------       ------           ------     --------------

NET INVESTMENT (LOSS) INCOME        $    (36,032)   $    (63,875)   $    (29,015)   $   (138,500)   $    (24,518)   $    (81,840)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Capital gains distributions                   --              --              --              --              --              --

Net realized gain from shares            340,651         219,015          78,765       1,277,783         101,180         820,280
sold

Net unrealized (depreciation)
appreciation on investments              (71,899)        145,944         (34,464)          1,712         143,259          81,517
                                    --------------------------------------------    --------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                      268,752         364,959          44,301       1,279,495         244,439         901,797
                                    --------------------------------------------    --------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                232,720         301,084          15,286       1,140,995         219,921         819,957
                                    --------------------------------------------    --------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                     107,834         320,825         272,441         251,234         156,730         134,178
Transfers between investment
sub-accounts and general                (267,570)       (247,700)        (83,912)     (1,070,981)         40,972        (359,722)
account, net
Net surrenders and lapses               (196,060)       (377,336)       (262,744)     (2,069,359)       (187,568)     (1,129,572)
Contract benefits                             --            (589)         (8,844)        (83,803)             --         (47,373)
Loan collateral interest received             --             139             229              61             108              52
Transfers for policy loans                    --           1,704           1,953           1,997             666            (246)
Contract charges                          (1,594)         (3,552)         (1,685)        (10,665)         (1,884)         (4,860)
Other                                       (133)            279             183           3,004             622            (175)
                                    --------------------------------------------    --------------------------------------------
Total net accumulation unit             (357,523)       (306,230)        (82,379)     (2,978,512)          9,646      (1,407,718)
transactions
                                    --------------------------------------------    --------------------------------------------
(Decrease) increase in net assets       (124,803)         (5,146)        (67,093)     (1,837,517)        229,567        (587,761)

Net assets, beginning of period        2,710,189       4,725,999       2,192,788      13,490,761       1,738,944       6,315,596
                                    --------------------------------------------    --------------------------------------------
NET ASSETS, END OF PERIOD           $  2,585,386    $  4,720,853    $  2,125,695    $ 11,653,244    $  1,968,511    $  5,727,835
                                    ============================================    ============================================
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                     365,843.00      520,475.69      525,974.29      981,988.91      226,660.10      608,040.56
Units issued                           13,944.17       34,591.56       66,034.28       18,074.31       10,859.61       12,356.79
Units transferred                     (34,599.86)     (26,707.18)     (20,338.60)     (77,048.67)       2,838.89      (33,127.71)
Units redeemed                        (25,576.13)     (40,902.30)     (65,662.71)    (155,306.19)     (13,030.14)    (108,869.39)
                                    --------------------------------------------    --------------------------------------------
Ending balance                        319,611.18      487,457.77      506,007.26      767,708.36      227,328.46      478,400.25
                                    ============================================    ============================================




                     (1) On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.



                           The accompanying notes are an integral part of these financial statements.




                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                AMERICAN CENTURY VARIABLE PORTFOLIOS
                                    --------------------------------------------------------------------------------------------
                                      INCOME &       INFLATION
                                       GROWTH        PROTECTION     INTERNATIONAL        ULTRA           VALUE         VISTA
                                       ------        ----------     -------------        -----           -----         -----

NET INVESTMENT INCOME (LOSS)        $     54,993    $    245,172    $    (17,903)   $     (1,001)   $    (95,403)   $    (75,395)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Capital gains distributions                   --           3,205              --              --       1,835,924              --

Net realized gain from
shares sold                              231,888          18,384         110,437           1,769         782,388         132,581

Net unrealized (depreciation)
appreciation on investments              (29,913)       (227,339)        417,844            (181)     (1,858,526)        359,137
                                    --------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS               201,975        (205,750)        528,281           1,588         759,786         491,718
                                    --------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                256,968          39,422         510,378             587         664,383         416,323
                                    --------------------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                     280,585       2,888,458       1,720,958          20,339       2,002,770       2,171,711
Transfers between investment
sub-accounts and general                (133,673)      1,952,886         607,777           7,149         465,277         877,271
account, net
Net surrenders and lapses               (951,699)       (318,418)       (173,120)        (28,319)     (1,930,145)       (454,866)
Contract benefits                        (28,310)        (29,577)             --              --         (57,942)             --
Loan collateral interest
received                                      75              --              --              --              63              --
Transfers for policy loans                   484              --              --              --           2,597            (617)
Contract charges                          (5,130)         (3,510)         (1,852)            (42)        (12,706)         (3,021)
Other                                        941           1,697           1,335               5           3,816           3,049
                                    --------------------------------------------------------------------------------------------
Total net accumulation unit             (836,727)      4,491,536       2,155,098            (868)        473,730       2,593,527
transactions
                                    --------------------------------------------------------------------------------------------
(Decrease) increase in net assets       (579,759)      4,530,958       2,665,476            (281)      1,138,113       3,009,850

Net assets, beginning of period        8,796,273       4,889,459       2,396,668          79,056      18,059,845       3,987,928
                                    --------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD           $  8,216,514    $  9,420,417    $  5,062,144    $     78,775    $ 19,197,958    $  6,997,778
                                    ============================================================================================
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                     765,569.07      464,504.55      212,294.68        7,351.49    1,108,091.56      369,192.37
Units issued                           24,330.33      274,408.89      151,056.07        1,902.36      122,834.83      199,526.28
Units transferred                     (11,591.17)     185,527.81       53,347.27          668.66       28,536.58       80,599.41
Units redeemed                        (85,294.17)     (33,232.41)     (15,240.89)      (2,652.21)    (122,316.38)     (41,845.00)
                                    --------------------------------------------------------------------------------------------
Ending balance                        693,014.06      891,208.84      401,457.13        7,270.30    1,137,146.59      607,473.06
                                    ============================================================================================




                                The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                                               FRANKLIN TEMPLETON VARIABLE
                                                 DREYFUS VARIABLE INVESTMENT FUND                INSURANCE PRODUCTS TRUST
                                    --------------------------------------------------------   ----------------------------
                                                    DEVELOPING      QUALITY       SOCIALLY         FOREIGN         MUTUAL
                                    APPRECIATION      LEADERS         BOND       RESPONSIBLE      SECURITIES       SHARES
                                    ------------      -------         ----       -----------      ----------       ------

NET INVESTMENT (LOSS) INCOME        $   (63,051)   $    (1,087)   $     8,583    $   (12,552)   $   (11,636)   $    (3,237)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Capital gains distributions                  --             --             --             --             --          2,364

Net realized gain (loss) from            46,333          1,426          2,441         (4,756)       134,313         10,768
shares sold

Net unrealized appreciation
(depreciation) on investments           144,977          6,019         (6,020)        33,937        304,986         60,600
                                    --------------------------------------------------------    --------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS              191,310          7,445         (3,579)        29,181        439,299         73,732
                                    --------------------------------------------------------    --------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS               128,259          6,358          5,004         16,629        427,663         70,495
                                    --------------------------------------------------------    --------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                  2,018,120         53,879        167,690         26,091      1,941,181        310,376
Transfers between investment
sub-accounts and general account,     2,061,635         21,630        168,356          9,919        996,997        325,949
net
Net surrenders and lapses              (429,264)        (8,452)       (16,766)      (132,763)      (225,061)       (68,478)
Contract benefits                            --             --         (8,731)       (37,561)            --             --
Loan collateral interest received            --             --             --             --             --             --
Transfers for policy loans                   --             --             --             --             --             --
Contract charges                         (2,675)           (83)          (238)          (526)        (2,122)          (775)
Other                                      (387)           664             (6)            (2)         1,488            680
                                    --------------------------------------------------------    --------------------------
Total net accumulation unit           3,647,429         67,638        310,305       (134,842)     2,712,483        567,752
transactions
                                    --------------------------------------------------------    --------------------------
Increase (decrease) in net assets     3,775,688         73,996        315,309       (118,213)     3,140,146        638,247

Net assets, beginning of period       2,556,991         32,003        222,700      1,022,453      2,691,151        382,376
                                    --------------------------------------------------------    --------------------------
NET ASSETS, END OF PERIOD           $ 6,332,679    $   105,999    $   538,009    $   904,240    $ 5,831,297    $ 1,020,623
                                    ========================================================    ==========================
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                    247,910.98       2,938.60      21,381.13     146,825.11     233,297.54      34,866.29
Units issued                         192,846.37       5,089.63      16,064.99       3,822.43     166,012.00      27,601.25
Units transferred                    197,004.55       2,043.26      16,128.80       1,453.17      85,264.32      28,986.14
Units redeemed                       (41,311.96)       (743.53)     (2,466.03)    (25,030.45)    (19,301.69)     (6,098.09)
                                    --------------------------------------------------------    --------------------------
Ending balance                       596,449.94       9,327.96      51,108.89     127,070.26     465,272.17      85,355.59
                                    ========================================================    ==========================




                                  The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                       FRANKLIN TEMPLETON VARIABLE INSURANCE     JP MORGAN SERIES TRUST II
                                                    PRODUCTS TRUST
                                     -----------------------------------------   ----------------------------
                                         REAL           SMALL         SMALL       INTERNATIONAL      SMALL
                                        ESTATE           CAP        CAP VALUE        EQUITY         COMPANY
                                        ------           ---        ---------        ------         -------

NET INVESTMENT (LOSS) INCOME         $      (446)   $    (2,036)   $    (4,893)   $   (16,867)   $   (27,153)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Capital gains distributions              134,243             --          6,493             --        242,298

Net realized gain from shares sold        88,018          5,521         55,510        284,669         78,661

Net unrealized appreciation
(depreciation) on investments             71,487          7,014         20,265         19,435       (256,168)
                                     -----------------------------------------    --------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                      293,748         12,535         82,268        304,104         64,791
                                     -----------------------------------------    --------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                293,302         10,499         77,375        287,237         37,638
                                     -----------------------------------------    --------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                     440,879         89,689        248,403        281,913        136,659
Transfers between investment
sub-accounts and general account,      1,797,290         29,662        351,213        137,590        (70,867)
net
Net surrenders and lapses               (508,827)       (14,931)       (58,328)      (337,704)      (107,898)
Contract benefits                        (54,370)            --        (26,688)            --           (768)
Loan collateral interest received             --             --             --             13              6
Transfers for policy loans                    --             --             --             39           (334)
Contract charges                          (1,565)           (91)          (289)        (2,205)        (1,351)
Other                                      1,368             (8)           221           (183)           291
                                     -----------------------------------------    --------------------------
Total net accumulation unit            1,674,775        104,321        514,532         79,463        (44,262)
transactions
                                     -----------------------------------------    --------------------------
Increase (decrease) in net assets      1,968,077        114,820        591,907        366,700         (6,624)

Net assets, beginning of period          967,030         94,330        522,938      3,033,501      2,035,302
                                     -----------------------------------------    --------------------------
NET ASSETS, END OF PERIOD            $ 2,935,107    $   209,150    $ 1,114,845    $ 3,400,201    $ 2,028,678
                                     =========================================    ==========================
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                      71,208.31       8,615.03      43,564.50     285,762.15     138,936.30
Units issued                           32,094.57       8,484.34      20,767.96      27,131.36       9,740.90
Units transferred                     130,836.91       2,805.94      29,363.48      13,241.69      (5,051.32)
Units redeemed                        (41,013.26)     (1,421.81)     (7,113.53)    (32,725.52)     (7,844.52)
                                     -----------------------------------------    --------------------------
Ending balance                        193,126.53      18,483.51      86,582.41     293,409.68     135,781.36
                                     =========================================    ==========================




                        The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                             NEUBERGER BERMAN ADVISORS MANAGEMENT TRUST              SCUDDER VARIABLE SERIES II
                                    ------------------------------------------------------------    ----------------------------
                                                                                                         DREMAN         DREMAN
                                                       LIMITED          MID CAP                        HIGH RETURN     SMALL CAP
                                       FASCIANO        MATURITY         GROWTH         PARTNERS          EQUITY          VALUE
                                       --------        --------         ------         --------          ------          -----

NET INVESTMENT (LOSS) INCOME        $    (33,893)   $    167,062    $     (2,592)   $     (8,275)   $       (807)   $    (17,778)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Capital gains distributions               13,477              --              --             713              --         192,365

Net realized gain (loss) from             62,853         (37,314)         11,385         343,584           9,008          68,206
shares sold

Net unrealized appreciation
(depreciation) on investments             57,783        (114,843)         20,929          92,917          15,867         (45,522)
                                    ------------------------------------------------------------    ----------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS               134,113        (152,157)         32,314         437,214          24,875         215,049
                                    ------------------------------------------------------------    ----------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                100,220          14,905          29,722         428,939          24,068         197,271
                                    ------------------------------------------------------------    ----------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                   1,234,402       3,697,950          93,562         342,867         105,110         793,776
Transfers between investment
sub-accounts and general                 500,158       2,296,899          97,619         822,264         179,407        (343,787)
account, net
Net surrenders and lapses               (137,492)       (458,593)         (6,913)       (317,432)        (11,970)       (318,552)
Contract benefits                        (12,096)        (30,642)             --              --         (26,755)        (48,603)
Loan collateral interest received             --              --              --              24              --              --
Transfers for policy loans                    --              --              --           1,917              --            (338)
Contract charges                          (1,339)         (4,172)            (73)         (1,808)           (162)         (1,110)
Other                                        252              21             (17)           (978)            (93)           (530)
                                    ------------------------------------------------------------    ----------------------------
Total net accumulation unit            1,583,885       5,501,463         184,178         846,854         245,537          80,856
transactions
                                    ------------------------------------------------------------    ----------------------------
Increase in net assets                 1,684,105       5,516,368         213,900       1,275,793         269,605         278,127

Net assets, beginning of period        1,570,132       5,842,981          70,067       2,177,869         245,061       1,456,626
                                    ------------------------------------------------------------    ----------------------------
NET ASSETS, END OF PERIOD           $  3,254,237    $ 11,359,349    $    283,967    $  3,453,662    $    514,666    $  1,734,753
                                    ============================================================    ============================
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                     143,490.34      586,111.13        6,084.77      181,388.85       21,818.25      122,129.24
Units issued                          116,569.39      371,606.14        8,121.70       26,595.80        9,159.22      119,926.74
Units transferred                      47,231.87      230,814.85        8,319.77       63,782.07       15,633.42      (51,940.67)
Units redeemed                        (14,228.83)     (49,580.25)        (542.16)     (24,688.38)      (3,396.69)     (55,770.03)
                                    ------------------------------------------------------------    ----------------------------
Ending balance                        293,062.77    1,138,951.87       21,984.08      247,078.34       43,214.20      134,345.28
                                    ============================================================    ============================




                                 The accompanying notes are an integral part of these financial statements.




                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                SENTINEL VARIABLE PRODUCTS TRUST
                             ------------------------------------------------------------------------------------------------------
                                                                 COMMON        GROWTH      MID CAP          MONEY          SMALL
                                BALANCED         BOND            STOCK         INDEX       GROWTH           MARKET        COMPANY
                                --------         ----            -----         -----       ------           ------        -------

NET INVESTMENT INCOME (LOSS) $    141,308   $    545,382   $    (77,677)  $    (13,446)  $   (210,687)  $    143,759   $   (470,921)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Capital gains distributions       280,098             --             --             --             --             --      3,448,887

Net realized gain from shares     405,778         83,003      1,119,352        181,214        748,934             --      3,420,500
sold

Net unrealized (depreciation)
appreciation on investments      (145,609)      (544,635)     1,170,815       (128,286)      (263,743)            --     (3,941,444)
                             ------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS        540,267       (461,632)     2,290,167         52,928        485,191             --      2,927,943
                             ------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS         681,575         83,750      2,212,490         39,482        274,504        143,759      2,457,022
                             ------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT
TRANSACTIONS:
Participant deposits            1,021,925      1,926,509      5,166,684        213,755        688,957      2,029,857      4,331,750
Transfers between investment
sub-accounts and general          381,552        213,284        716,255       (422,044)      (958,591)    (1,443,025)    (3,824,446)
account, net
Net surrenders and lapses      (1,553,186)    (1,724,583)    (3,573,166)      (194,856)    (2,072,239)    (2,375,157)    (3,694,606)
Contract benefits                (234,613)      (435,720)      (364,421)       (81,111)       (50,347)       (53,111)      (330,833)
Loan collateral interest
received                               10            340             10             --             35            292            169
Transfers for policy loans            689          4,514            687             --          2,376         10,401          2,971
Contract charges                  (12,294)       (11,575)       (24,691)        (1,668)       (12,026)        (5,664)       (23,851)
Other                                 199            390          1,579          1,535          1,800             (2)         6,372
                             ------------------------------------------------------------------------------------------------------
Total net accumulation unit      (395,718)       (26,842)     1,922,938       (484,390)    (2,400,033)    (1,836,410)    (3,532,474)
transactions
                             ------------------------------------------------------------------------------------------------------
Increase (decrease) in
net assets                        285,857         56,908      4,135,428       (444,908)    (2,125,529)    (1,692,651)    (1,075,452)

Net assets,
beginning of period            16,562,823     18,110,108     34,448,642      2,836,872     16,749,696     11,086,345     37,157,107
                             ------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD    $ 16,848,680   $ 18,167,016   $ 38,584,070   $  2,391,964   $ 14,624,167   $  9,393,694   $ 36,081,655
                             ======================================================================================================
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
Beginning balance            1,253,469.19   1,287,455.21   2,530,565.26     369,520.70   1,136,704.15     956,343.80   1,502,266.71
Units issued                    76,522.09     171,997.13     374,299.94      27,692.96      47,914.28     173,994.28     165,888.85
Units transferred               28,570.74      19,041.82      51,889.03     (54,677.77)    (66,666.27)   (123,692.50)   (146,461.12)
Units redeemed                (134,724.33)   (193,435.29)   (286,881.98)    (35,770.05)   (148,161.10)   (207,714.18)   (154,707.48)
                             ------------------------------------------------------------------------------------------------------
Ending balance               1,223,837.69   1,285,058.87   2,669,872.25     306,765.84     969,791.06     798,931.40   1,366,986.96
                             ======================================================================================================




                                The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                    STRONG VARIABLE INSURANCE FUND             T ROWE PRICE EQUITY SERIES
                                   --------------------------------    -------------------------------------------
                                       MID CAP          OPPORTUNITY      BLUE CHIP        EQUITY          HEALTH
                                   GROWTH FUND II       FUND II (2)       GROWTH          INCOME         SCIENCES
                                   --------------       -----------       ------          ------         --------
                                         (2)

NET INVESTMENT (LOSS) INCOME        $          --    $           --    $    (72,893)   $        242    $    (20,050)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Capital gains distributions                    --                --              --          44,652              --

Net realized gain (loss) from                  --                --          74,187          17,337         129,158
shares sold

Net unrealized appreciation
(depreciation) on investments                  --                --         404,443         (37,134)         88,682
                                   ---------------------------------   --------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                            --                --         478,630          24,855         217,840
                                   ---------------------------------   --------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                      --                --         405,737          25,097         197,790
                                   ---------------------------------   --------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                           --                --       2,781,587         165,801         493,700
Transfers between investment
sub-accounts and general account,      (7,995,238)      (11,005,540)      4,153,136         397,163         448,898
net
Net surrenders and lapses                      --                --        (261,869)        (34,201)       (636,278)
Contract benefits                              --                --         (10,016)        (26,104)        (24,011)
Loan collateral interest received              --                --              --              --              --
Transfers for policy loans                     --                --              --              --            (539)
Contract charges                               --                --          (2,956)           (426)           (787)
Other                                          --                --           1,323             (65)              1
                                   ---------------------------------   --------------------------------------------
Total net accumulation unit                    --                --       6,661,205         502,168         280,984
transactions
                                   ---------------------------------   --------------------------------------------
Increase (decrease) in net assets              --                --       7,066,942         527,265         478,774

Net assets, beginning of period         7,995,238        11,005,540       3,019,123         461,943       1,100,429
                                   ---------------------------------   --------------------------------------------
NET ASSETS, END OF PERIOD           $          --    $           --    $ 10,086,065    $    989,208    $  1,579,203
                                   =================================   ============================================
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                         543,989.20        583,347.53   279,899.33       41,206.26      106,209.88
Units issued                                   --                --      257,906.23       14,883.49       53,387.37
Units transferred                        (543,989.20)      (583,347.53)  385,075.02       35,652.20       48,542.60
Units redeemed                                 --                --      (25,360.34)      (5,457.49)     (71,545.13)
                                   ---------------------------------   --------------------------------------------
Ending balance                                 --                --      897,520.24       86,284.46      136,594.72
                                   =================================   ============================================




             (2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the
                 Wells Fargo Variable Trust Funds.



                         The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                                            VARIABLE INSURANCE PRODUCT FUNDS
                                ---------------------------------------------------------------------------------------------
                                                    EQUITY                          HIGH                         INVESTMENT
                                  CONTRAFUND        INCOME           GROWTH        INCOME         INDEX 500      GRADE BOND
                                  ----------        ------           ------        ------         ---------      ----------

NET INVESTMENT INCOME (LOSS)    $   (212,510)   $     53,550    $   (124,598)   $  1,357,070    $    112,409    $    547,039

REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Capital gains distributions            3,534         690,359              --              --              --         535,297

Net realized gain (loss)
from shares sold                   1,111,334         397,199        (339,749)        205,148          13,261        (252,327)

Net unrealized (depreciation)
appreciation on investments        1,909,318        (357,709)      1,021,743      (1,430,133)        737,988        (642,146)
                                ---------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS         3,024,186         729,849         681,994      (1,224,985)        751,249        (359,176)
                                ---------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS          2,811,676         783,399         557,396         132,085         863,658         187,863
                                ---------------------------------------------------------------------------------------------
ACCUMULATION UNIT
TRANSACTIONS:
Participant deposits               1,174,739         721,206         640,127       1,154,839       1,362,822       2,405,068
Transfers between investment
sub-accounts and general               5,095      (1,016,184)     (1,239,622)       (294,146)       (991,021)       (371,892)
account, net
Net surrenders and lapses         (2,179,818)     (2,064,476)     (1,845,749)       (984,968)     (2,563,871)     (2,873,438)
Contract benefits                   (172,278)       (134,998)        (28,168)       (102,061)       (154,582)       (265,403)
Loan collateral interest
received                                  24              28             124             245             293             180
Transfers for policy loans             1,903              97          (2,046)          2,083          (2,601)          3,585
Contract charges                     (13,336)        (10,904)        (10,960)         (6,625)        (22,032)        (15,303)
Other                                    512           5,013           2,121             802           6,262          (2,204)
                                ---------------------------------------------------------------------------------------------
Total net accumulation unit       (1,183,159)     (2,500,218)     (2,484,173)       (229,831)     (2,364,730)     (1,119,407)
transactions
                                ---------------------------------------------------------------------------------------------
(Decrease) increase in
net assets                         1,628,517      (1,716,819)     (1,926,777)        (97,746)     (1,501,072)       (931,544)

Net assets,
beginning of period               18,916,970      20,229,082      15,767,604      10,144,330      28,063,565      24,936,299
                                ---------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD       $ 20,545,487    $ 18,512,263    $ 13,840,827    $ 10,046,584    $ 26,562,493    $ 24,004,755
                                =============================================================================================
UNITS ISSUED, TRANSFERRED
AND REDEEMED:
Beginning balance               1,069,940.50    1,393,766.90    1,202,786.07    1,010,663.00    2,088,000.22    1,968,755.52
Units issued                       61,871.97       49,647.54       49,191.04      112,740.48      101,590.00      189,643.18
Units transferred                     268.35      (69,953.71)     (95,259.67)     (28,715.83)     (73,874.53)     (29,324.24)
Units redeemed                   (124,455.76)    (151,807.86)    (144,829.49)    (106,461.77)    (203,991.56)    (248,585.84)
                                ---------------------------------------------------------------------------------------------
Ending balance                  1,007,625.06    1,221,652.87    1,011,887.95      988,225.88    1,911,724.13    1,880,488.62
                                =============================================================================================



                              The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                      VARIABLE INSURANCE PRODUCT    WELLS FARGO VARIABLE TRUST FUNDS
                                              FUNDS
                                    ----------------------------    -------------------------------
                                        MID CAP         OVERSEAS    DISCOVERY (2)  OPPORTUNITY (2)

NET INVESTMENT INCOME (LOSS)        $    (36,291)   $   (101,959)   $   (100,247)   $   (143,640)

REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:
Capital gains distributions               28,189          69,469              --              --

Net realized gain (loss) from            141,293         805,566         912,949       2,471,171
shares sold

Net unrealized (depreciation)
appreciation on investments              354,335       1,540,132        (296,787)     (1,718,555)
                                    ----------------------------    ----------------------------
NET REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS               523,817       2,415,167         616,162         752,616
                                    ----------------------------    ----------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                487,526       2,313,208         515,915         608,976
                                    ----------------------------    ----------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                     933,439       1,104,736         158,338         463,824
Transfers between investment
sub-accounts and general account,      1,280,948        (237,301)      7,407,693      10,376,609
net
Net surrenders and lapses               (191,805)     (1,271,224)       (822,003)     (1,701,928)
Contract benefits                        (10,577)       (132,175)       (107,790)         (5,465)
Loan collateral interest received             --              45             255              10
Transfers for policy loans                    --           2,030           2,715             (16)
Contract charges                          (1,483)         (8,986)         (6,302)         (6,597)
Other                                      1,239          (1,448)            (49)          1,485
                                    ----------------------------    ----------------------------
Total net accumulation unit            2,011,761        (544,323)      6,632,857       9,127,922
transactions
                                    ----------------------------    ----------------------------
(Decrease) increase in net assets      2,499,287       1,768,885       7,148,772       9,736,898

Net assets, beginning of period        1,319,406      13,531,954              --              --
                                    ----------------------------    ----------------------------
NET ASSETS, END OF PERIOD           $  3,818,693    $ 15,300,839    $  7,148,772    $  9,736,898
                                    ============================    ============================
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                     107,584.37    1,185,510.33              --              --
Units issued                           73,910.34       88,809.44       10,924.91       24,277.15
Units transferred                     101,426.33      (19,076.56)     503,450.13      550,428.47
Units redeemed                        (16,044.06)    (113,490.86)     (64,386.57)     (89,635.04)
                                    ----------------------------    ----------------------------
Ending balance                        266,876.98    1,141,752.35      449,988.47      485,070.58
                                    ============================    ============================



             (2) In 2005, Wells Fargo acquired assets from Strong Financial
          Corporation which became part of the Wells Fargo Variable Trust Funds.


            The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                              AIM VARIABLE INSURANCE FUNDS                       ALGER AMERICAN FUND
                                     ---------------------------------------------   ---------------------------------------------
                                                         HEALTH                                         LEVERAGED       SMALL
                                      DYNAMICS (1)    SCIENCES (1)  TECHNOLOGY (1)       GROWTH          ALLCAP     CAPITALIZATION
                                      ------------    ------------  --------------       ------          ------     --------------

NET INVESTMENT (LOSS) INCOME         $    (36,246)   $    (66,463)   $    (31,717)   $   (199,516)   $    (26,511)   $    (85,153)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Capital gains distributions                    --              --              --              --              --              --

Net realized gain from shares sold        116,093         123,849         177,672         875,438         112,532         548,979

Net unrealized appreciation
(depreciation) on investments             201,226         189,662        (127,439)       (240,575)         12,078         374,042
                                     --------------------------------------------    --------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                       317,319         313,511          50,233         634,863         124,610         923,021
                                     --------------------------------------------    --------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                 281,073         247,048          18,516         435,347          98,099         837,868
                                     --------------------------------------------    --------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                      246,573         671,248         439,369         968,581         153,512         618,205
Transfers between investment
sub-accounts and general account,         (67,068)       (208,111)       (227,146)     (1,553,387)       (390,223)       (220,884)
net
Net surrenders and lapses                (271,328)       (510,170)       (225,514)     (1,405,824)       (220,694)       (642,280)
Contract benefits                          (4,449)        (39,180)        (20,200)        (91,197)             --         (38,433)
Loan collateral interest received              --              28              22              52               9              43
Transfers for policy loans                     --          (2,864)         (3,750)         (2,718)         (1,849)           (284)
Contract charges                           (1,889)         (3,521)         (1,564)        (12,663)         (2,113)         (5,267)
Other                                        (388)           (352)           (148)         (2,772)          1,332           1,059
                                     --------------------------------------------    --------------------------------------------
Total net accumulation unit               (98,549)        (92,922)        (38,931)     (2,099,928)       (460,026)       (287,841)
transactions
                                     --------------------------------------------    --------------------------------------------
Increase (decrease) in net assets         182,524         154,126         (20,415)     (1,664,581)       (361,927)        550,027

Net assets, beginning of period         2,527,665       4,571,873       2,213,203      15,155,342       2,100,871       5,765,569
                                     --------------------------------------------    --------------------------------------------
NET ASSETS, END OF PERIOD            $  2,710,189    $  4,725,999    $  2,192,788    $ 13,490,761    $  1,738,944    $  6,315,596
                                     ============================================    ============================================
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                      381,357.65      534,106.75      547,768.82    1,147,661.68      292,149.77      638,099.32
Units issued                            38,818.20       98,467.79      245,969.54       76,415.71       21,854.09       64,558.12
Units transferred                      (10,558.57)     (30,528.55)    (127,161.90)    (122,553.69)     (55,552.46)     (23,066.55)
Units redeemed                         (43,774.28)     (81,570.30)    (140,602.17)    (119,534.79)     (31,791.30)     (71,550.33)
                                     --------------------------------------------    --------------------------------------------
Ending balance                         365,843.00      520,475.69      525,974.29      981,988.91      226,660.10      608,040.56
                                     ============================================    ============================================



                    (1) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund,
                        INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and
                        INVESCO Technology Fund was renamed AIM Technology Fund.


                       The accompanying notes are an integral part of these financial statements.





                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                 AMERICAN CENTURY VARIABLE PORTFOLIOS
                                     ---------------------------------------------------------------------------------------------
                                       INCOME &       INFLATION
                                        GROWTH       PROTECTION      INTERNATIONAL      ULTRA (2)         VALUE        VISTA (2)
                                                           (2)             (2)
                                     ---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)         $      3,462    $     35,233    $    (10,667)   $       (329)   $    (70,472)   $    (18,354)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Capital gains distributions                    --              --              --              --         113,490              --

Net realized gain from shares sold         27,384          14,649          15,909             461         368,666           1,037

Net unrealized appreciation
on investments                            863,923          70,658         262,881           5,670       1,516,496         393,222
                                     ---------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                       891,307          85,307         278,790           6,131       1,998,652         394,259
                                     ---------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                 894,769         120,540         268,123           5,802       1,928,180         375,905
                                     ---------------------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                      760,031       2,521,959       1,256,282          47,081       2,606,527       1,909,623
Transfers between investment
sub-accounts and general account,          58,947       2,364,942         927,152          26,421         760,095       1,806,364
net
Net surrenders and lapses                (753,734)        (87,899)        (52,733)           (103)     (1,002,279)       (103,140)
Contract benefits                         (74,237)        (29,339)             --              --        (144,756)             --
Loan collateral interest received              21              --              --              --              51              --
Transfers for policy loans                 (1,494)             --              --              --          (7,589)             --
Contract charges                           (5,392)         (1,524)           (578)             --         (11,194)         (1,129)
Other                                         743             780          (1,578)           (145)          1,282             305
                                     ---------------------------------------------------------------------------------------------
Total net accumulation unit               (15,115)      4,768,919       2,128,545          73,254       2,202,137       3,612,023
transactions
                                     ---------------------------------------------------------------------------------------------
Increase in net assets                    879,654       4,889,459       2,396,668          79,056       4,130,317       3,987,928

Net assets, beginning of period         7,916,619              --              --              --      13,929,528              --
                                     ---------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD            $  8,796,273    $  4,889,459    $  2,396,668    $     79,056    $ 18,059,845    $  3,987,928
                                     =============================================================================================

UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                      767,740.18              --              --              --      963,627.66              --
Units issued                           109,170.37      245,645.07      125,297.79        4,724.87      170,992.57      195,186.53
Units transferred                        8,467.11      230,351.22       92,471.35        2,651.51       49,863.51      184,632.22
Units redeemed                        (119,808.59)     (11,491.74)      (5,474.46)         (24.89)     (76,392.18)     (10,626.38)
                                     ---------------------------------------------------------------------------------------------
Ending balance                         765,569.07      464,504.55      212,294.68        7,351.49    1,108,091.56      369,192.37
                                     =============================================================================================


                         (2) From the period of inception May 1, 2004 through December 31, 2004.



                          The accompanying notes are an integral part of these financial statements.





                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                             FRANKLIN TEMPLETON VARIABLE
                                                  DREYFUS VARIABLE INVESTMENT FUND             INSURANCE PRODUCTS TRUST
                                    -------------------------------------------------------- ------------------------------
                                                    DEVELOPING       QUALITY      SOCIALLY       FOREIGN         MUTUAL
                                    APPRECIATION    LEADERS (2)      BOND (2)    RESPONSIBLE    SECURITIES      SHARES (2)
                                         (2)                                                        (2)
                                    ------------   ------------   -----------    -----------    -----------    -----------

NET INVESTMENT INCOME (LOSS)        $    27,020    $       (63)   $     3,033    $   (10,708)   $    (7,457)   $    (1,472)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Capital gains distributions                  --             --             --             --             --             --

Net realized (loss) gain from              (959)            26            153        (17,429)        19,909          1,059
shares sold

Net unrealized appreciation
on investments                           71,718          2,165          4,582         72,462        275,111         30,010
                                    -----------------------------------------    -----------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                      70,759          2,191          4,735         55,033        295,020         31,069
                                    -----------------------------------------    -----------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                97,779          2,128          7,768         44,325        287,563         29,597
                                    -----------------------------------------    -----------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                  1,327,967         15,477         95,473         46,676      1,398,513        138,525
Transfers between investment
sub-accounts and general account,     1,204,165         14,413        120,397          8,057      1,054,184        221,038
net
Net surrenders and lapses               (73,346)            --           (898)       (50,312)       (48,028)        (6,287)
Contract benefits                            --             --             --        (85,107)            --             --
Loan collateral interest received            --             --             --             --             --             --
Transfers for policy loans                   --             --             --             --             --             --
Contract charges                           (677)           (15)            (3)          (656)          (608)           (94)
Other                                     1,103             --            (37)            32           (473)          (403)
                                    -----------------------------------------    -----------------------------------------
Total net accumulation unit           2,459,212         29,875        214,932        (81,310)     2,403,588        352,779
transactions
                                    -----------------------------------------    -----------------------------------------
Increase (decrease) in net assets     2,556,991         32,003        222,700        (36,985)     2,691,151        382,376

Net assets, beginning of period              --             --             --      1,059,438             --             --
                                    -----------------------------------------    -----------------------------------------
NET ASSETS, END OF PERIOD           $ 2,556,991    $    32,003    $   222,700    $ 1,022,453    $ 2,691,151    $   382,376
                                    =========================================    =========================================
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                            --             --             --     159,344.69             --             --
Units issued                         133,871.18       1,522.37       9,497.52       7,186.86     135,742.75      13,690.87
Units transferred                    121,390.81       1,417.71      11,976.92       1,240.56     102,321.42      21,845.90
Units redeemed                        (7,351.01)         (1.48)        (93.31)    (20,947.00)     (4,766.63)       (670.48)
                                    -----------------------------------------    -----------------------------------------
Ending balance                       247,910.98       2,938.60      21,381.13     146,825.11     233,297.54      34,866.29
                                    =========================================    =========================================



                                (2) From the period of inception May 1, 2004 through December 31, 2004.



                              The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                              FRANKLIN TEMPLETON VARIABLE INSURANCE    JP MORGAN SERIES TRUST II
                                                           PRODUCTS TRUST
                                            ----------------------------------------   ---------------------------
                                               REAL           SMALL         SMALL       INTERNATIONAL     SMALL
                                             ESTATE (2)      CAP (2)       CAP VALUE         EQUITY      COMPANY
                                             ----------      -------       ---------         ------      -------
                                                                               (2)

NET INVESTMENT (LOSS) INCOME                $    (1,548)   $      (314)   $    (1,614)   $   (20,795)   $   (22,174)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Capital gains distributions                          72             --             --             --             --

Net realized gain from shares sold               17,079             23          2,446        188,625         64,619

Net unrealized appreciation
on investments                                   69,832          8,433         45,550        243,518        341,385
                                            -----------------------------------------    --------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                              86,983          8,456         47,996        432,143        406,004
                                            -----------------------------------------    --------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                        85,435          8,142         46,382        411,348        383,830
                                            -----------------------------------------    --------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                            312,810         31,423        197,942        671,695        248,888
Transfers between investment
sub-accounts and general account,               590,479         54,768        279,204         27,085        126,970
net
Net surrenders and lapses                       (21,839)            --           (374)      (151,406)      (106,476)
Contract benefits                                    --             --             --         (3,749)            --
Loan collateral interest received                    --             --             --              2             10
Transfers for policy loans                           --             --             --           (475)           (32)
Contract charges                                    (52)            (3)            (9)        (1,722)        (1,288)
Other                                               197             --           (207)          (392)            36
                                            -----------------------------------------    --------------------------
Total net accumulation unit                     881,595         86,188        476,556        541,038        268,108
transactions
                                            -----------------------------------------    --------------------------
Increase in net assets                          967,030         94,330        522,938        952,386        651,938

Net assets, beginning of period                      --             --             --      2,081,115      1,383,364
                                            -----------------------------------------    --------------------------
NET ASSETS, END OF PERIOD                   $   967,030    $    94,330    $   522,938    $ 3,033,501    $ 2,035,302
                                            =========================================    ==========================
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                                    --             --             --     228,845.56     118,426.04
Units issued                                  25,266.33       3,140.93      18,094.92      70,661.56      19,039.93
Units transferred                             47,694.25       5,474.41      25,523.50       2,849.31       9,713.21
Units redeemed                                (1,752.27)         (0.31)        (53.92)    (16,594.28)     (8,242.88)
                                            -----------------------------------------    --------------------------
Ending balance                                71,208.31       8,615.03      43,564.50     285,762.15     138,936.30
                                            =========================================    ==========================



                         (2) From the period of inception May 1, 2004 through December 31, 2004.



                        The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                           NEUBERGER BERMAN ADVISORS MANAGEMENT TRUST           SCUDDER VARIABLE SERIES II
                                    -------------------------------------------------------    ----------------------------
                                                    LIMITED          MID CAP                      DREMAN          DREMAN
                                    FASCIANO (2)   MATURITY (2)    GROWTH (2)      PARTNERS     HIGH RETURN      SMALL CAP
                                                                                                 EQUITY (2)      VALUE (2)
                                    ------------   ------------    -----------   -----------    ------------   ------------

NET INVESTMENT (LOSS) INCOME        $    (6,675)   $   125,177    $      (282)   $   (26,503)   $    (1,127)   $    (6,677)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Capital gains distributions               2,889             --             --             --             --             --

Net realized gain (loss) from             9,512         (2,428)            20         36,042          1,062         30,357
shares sold

Net unrealized appreciation
(depreciation) on investments            92,350       (130,245)         7,993        292,817         19,582        154,918
                                    --------------------------------------------------------    --------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS              104,751       (132,673)         8,013        328,859         20,644        185,275
                                    --------------------------------------------------------    --------------------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                98,076         (7,496)         7,731        302,356         19,517        178,598
                                    --------------------------------------------------------    --------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                    857,969      3,079,967         24,262        260,234        120,917        536,784
Transfers between investment
sub-accounts and general account,       646,911      2,940,079         38,077         41,795        105,131        809,560
net
Net surrenders and lapses               (32,037)      (125,364)            --       (149,286)          (229)       (54,172)
Contract benefits                            --        (43,101)            --         (2,326)            --        (12,226)
Loan collateral interest received            --             --             --             21             --             --
Transfers for policy loans                   --             --             --         (1,962)            --             --
Contract charges                           (289)        (1,738)            (7)        (1,438)            --           (225)
Other                                      (498)           634              4           (122)          (275)        (1,693)
                                    --------------------------------------------------------    --------------------------
Total net accumulation unit           1,472,056      5,850,477         62,336        146,916        225,544      1,278,028
transactions
                                    --------------------------------------------------------    --------------------------
Increase in net assets                1,570,132      5,842,981         70,067        449,272        245,061      1,456,626

Net assets, beginning of period              --             --             --      1,728,597             --             --
                                    --------------------------------------------------------    --------------------------
NET ASSETS, END OF PERIOD           $ 1,570,132    $ 5,842,981    $    70,067    $ 2,177,869    $   245,061    $ 1,456,626
                                    ========================================================    ==========================
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                            --             --             --     168,915.14             --             --
Units issued                          83,631.51     308,556.54       2,426.20      22,094.83      11,697.04      51,295.45
Units transferred                     63,058.39     294,542.31       3,658.83       3,548.55      10,169.97      77,362.11
Units redeemed                        (3,199.56)    (16,987.72)         (0.26)    (13,169.67)        (48.76)     (6,528.32)
                                    --------------------------------------------------------    --------------------------
Ending balance                       143,490.34     586,111.13       6,084.77     181,388.85      21,818.25     122,129.24
                                    ========================================================    ==========================



                                 (2) From the period of inception May 1, 2004 through December 31, 2004.



                                The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                 SENTINEL VARIABLE PRODUCTS TRUST
                       ------------------------------------------------------------------------------------------------------------
                                                            COMMON         GROWTH          MID CAP        MONEY            SMALL
                         BALANCED          BOND             STOCK          INDEX           GROWTH         MARKET          COMPANY
                         --------          ----             -----          -----           ------         ------          -------

NET INVESTMENT
INCOME (LOSS)          $    120,386    $    549,667    $    (77,268)   $     (2,067)   $   (226,150)   $    (49,192)   $   (403,569)

REALIZED AND
UNREALIZED
GAIN (LOSS)
ON INVESTMENTS:
Capital gains
distributions               549,251         253,146              --              --              --              --       3,156,247

Net realized gain
(loss) from
shares sold                 409,243         222,212         367,358         125,950         (46,693)             --       1,398,832

Net unrealized
(depreciation)
appreciation on
investments                (165,308)       (482,951)      2,221,636         (31,864)      1,874,781              --         254,377
                       ------------------------------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS       793,186          (7,593)      2,588,994          94,086       1,828,088              --       4,809,456
                       ------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
RESULTING FROM
OPERATIONS                  913,572         542,074       2,511,726          92,019       1,601,938         (49,192)      4,405,887
                       ------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT
TRANSACTIONS:
Participant deposits      1,735,707       2,491,767       6,263,017         207,050       1,974,447       3,977,688       6,864,021
Transfers between
investment
sub-accounts
and general
account, net              1,091,364      (1,089,431)      2,449,833        (149,996)       (811,904)     (2,923,733)      2,122,363
Net surrenders
and lapses               (1,224,324)     (1,446,218)     (2,677,867)       (236,333)     (1,666,594)     (1,654,736)     (2,845,180)
Contract benefits           (95,369)       (141,984)       (275,340)             --        (167,616)        (13,035)       (236,897)
Loan collateral
interest received                 8             401               8              --              33             883              57
Transfers for
policy loans                   (690)            (82)           (764)             --          (4,235)         (6,164)         (8,308)
Contract charges            (11,526)        (11,553)        (22,512)         (2,019)        (12,819)         (6,507)        (21,984)
Other                         1,938            (562)         (1,670)            102          (1,697)            471           1,269
                       ------------------------------------------------------------------------------------------------------------
Total net accumulation    1,497,108        (197,662)      5,734,705        (181,196)       (690,385)       (625,133)      5,875,341
unit transactions
                       ------------------------------------------------------------------------------------------------------------
Increase (decrease) in
net assets                2,410,680         344,412       8,246,431         (89,177)        911,553        (674,325)     10,281,228

Net assets,
beginning of period      14,152,143      17,765,696      26,202,211       2,926,049      15,838,143      11,760,670      26,875,879
                       ------------------------------------------------------------------------------------------------------------
NET ASSETS,
END OF PERIOD          $ 16,562,823    $ 18,110,108    $ 34,448,642    $  2,836,872    $ 16,749,696    $ 11,086,345    $ 37,157,107
                       ============================================================================================================
UNITS ISSUED,
TRANSFERRED
AND REDEEMED:
Beginning balance      1,134,775.51    1,303,319.09    2,081,352.51      395,952.58    1,190,675.96    1,010,025.42    1,242,053.69
Units issued             137,610.28      199,983.31      490,596.66       30,203.33      154,355.15      341,573.30      304,000.67
Units transferred         86,525.50      (87,435.15)     191,901.10      (21,880.60)     (63,471.73)    (251,067.74)      93,997.35
Units redeemed          (105,442.10)    (128,412.04)    (233,285.01)     (34,754.61)    (144,855.23)    (144,187.18)    (137,785.00)
                       ------------------------------------------------------------------------------------------------------------
Ending balance         1,253,469.19    1,287,455.21    2,530,565.26      369,520.70    1,136,704.15      956,343.80    1,502,266.71
                       ============================================================================================================






                               The accompanying notes are an integral part of these financial statements.



                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                    STRONG VARIABLE INSURANCE FUNDS          T ROWE PRICE EQUITY SERIES
                                    --------------------------------  -------------------------------------------
                                        MID CAP                       BLUE CHIP       EQUITY           HEALTH
                                       GROWTH II    OPPORTUNITY II    GROWTH (2)     INCOME (2)      SCIENCES (2)
                                       ---------    --------------    ----------     ----------      ------------


NET INVESTMENT (LOSS) INCOME        $   (108,684)   $   (139,741)   $       (717)   $      1,185    $     (5,275)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Capital gains distributions                   --              --              --           7,340              --

Net realized (loss) gain from         (1,290,309)         71,312           7,022             801          (3,697)
shares sold

Net unrealized appreciation
on investments                         2,631,047       1,633,564         199,996          21,456         115,947
                                    ----------------------------    --------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                    1,340,738       1,704,876         207,018          29,597         112,250
                                    ----------------------------    --------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS              1,232,054       1,565,135         206,301          30,782         106,975
                                    ----------------------------    --------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                     488,298         759,779       1,689,328         125,445         349,035
Transfers between investment
sub-accounts and general account,       (917,369)        372,239       1,162,826         310,300         705,831
net
Net surrenders and lapses               (762,051)     (1,250,178)        (25,939)         (4,275)        (59,768)
Contract benefits                        (28,200)       (106,876)        (13,963)             --              --
Loan collateral interest received            185              17              --              --              --
Transfers for policy loans                (4,545)              3              --              --              --
Contract charges                          (7,142)         (6,508)           (794)            (45)           (152)
Other                                       (448)          1,515           1,364            (264)         (1,492)
                                    ----------------------------    --------------------------------------------
Total net accumulation unit           (1,231,272)       (230,009)      2,812,822         431,161         993,454
transactions
                                    ----------------------------    --------------------------------------------
Increase in net assets                       782       1,335,126       3,019,123         461,943       1,100,429

Net assets, beginning of period        7,994,456       9,670,414              --              --              --
                                    ----------------------------    --------------------------------------------
NET ASSETS, END OF PERIOD           $  7,995,238    $ 11,005,540    $  3,019,123    $    461,943    $  1,100,429
                                    ============================    ============================================
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                     639,147.81      597,575.44              --              --              --
Units issued                           37,738.01       46,998.46      168,102.27       11,988.84       37,315.23
Units transferred                     (70,898.68)      23,025.99      115,710.92       29,655.51       75,460.19
Units redeemed                        (61,997.94)     (84,252.36)      (3,913.86)        (438.09)      (6,565.54)
                                    ----------------------------    --------------------------------------------
Ending balance                        543,989.20      583,347.53      279,899.33       41,206.26      106,209.88
                                    ============================    ============================================



                         (2) From the period of inception May 1, 2004 through December 31, 2004.



                         The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  VARIABLE INSURANCE PRODUCT FUNDS
                                    ------------------------------------------------------------
                                                       EQUITY                           HIGH
                                     CONTRAFUND        INCOME           GROWTH         INCOME
                                     ----------        ------           ------         ------

NET INVESTMENT (LOSS) INCOME        $   (184,326)   $     30,127    $   (179,745)   $    601,431

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Capital gains distributions                   --          72,153              --              --

Net realized (loss) gain from            (24,393)        (33,282)     (1,522,802)        400,531
shares sold

Net unrealized appreciation
(depreciation) on investments          2,503,097       1,774,610       1,923,702        (286,882)
                                    ------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                    2,478,704       1,813,481         400,900         113,649
                                    ------------------------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS              2,294,378       1,843,608         221,155         715,080
                                    ------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                   2,085,554       1,588,856       1,772,415       1,942,596
Transfers between investment
sub-accounts and general account,        229,794        (142,825)     (1,004,092)        105,208
net
Net surrenders and lapses             (1,880,478)     (2,060,486)     (1,151,820)       (954,731)
Contract benefits                       (140,864)       (234,456)        (98,502)       (262,002)
Loan collateral interest received             21              23              70              34
Transfers for policy loans                (1,950)           (260)         (3,185)         (4,256)
Contract charges                         (12,520)        (12,101)        (13,079)         (6,053)
Other                                      2,761          (1,757)            306             227
                                    ------------------------------------------------------------
Total net accumulation unit              282,318        (863,006)       (497,887)        821,023
transactions
                                    ------------------------------------------------------------
Increase (decrease) in net assets      2,576,696         980,602        (276,732)      1,536,103

Net assets, beginning of period       16,340,274      19,248,480      16,044,336       8,608,227
                                    ------------------------------------------------------------
NET ASSETS, END OF PERIOD           $ 18,916,970    $ 20,229,082    $ 15,767,604    $ 10,144,330
                                    ============================================================
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                   1,052,447.54    1,458,610.93    1,247,702.58      926,868.19
Units issued                          129,224.89      119,382.50      159,897.16      198,264.20
Units transferred                      14,238.47      (10,731.50)     (90,583.44)      10,737.68
Units redeemed                       (125,970.40)    (173,495.03)    (114,230.23)    (125,207.07)
                                    ------------------------------------------------------------
Ending balance                      1,069,940.50    1,393,766.90    1,202,786.07    1,010,663.00
                                    ============================================================






           The accompanying notes are an integral part of these financial statements.


                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                    VARIABLE INSURANCE PRODUCT FUNDS
                                    ------------------------------------------------------------
                                                     INVESTMENT
                                      INDEX 500      GRADE BOND      MID CAP (2)      OVERSEAS
                                      ---------      ----------      -----------      --------

NET INVESTMENT (LOSS) INCOME        $    (19,229)   $    645,849    $     (4,775)   $    (37,770)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Capital gains distributions                   --         706,363              --              --

Net realized (loss) gain from         (1,843,823)       (222,052)         23,421         437,003
shares sold

Net unrealized appreciation
(depreciation) on investments          4,194,709        (431,370)        137,973       1,040,266
                                    ------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                    2,350,886          52,941         161,394       1,477,269
                                    ------------------------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS              2,331,657         698,790         156,619       1,439,499
                                    ------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                   1,471,250       4,095,995         434,374       2,189,588
Transfers between investment
sub-accounts and general account,       (726,673)          8,958         772,209          72,931
net
Net surrenders and lapses             (3,195,089)     (2,649,715)        (30,501)       (927,215)
Contract benefits                       (300,226)       (379,981)        (14,260)        (73,377)
Loan collateral interest received            201             103              --              38
Transfers for policy loans                (1,244)         (3,787)             --          (2,271)
Contract charges                         (23,592)        (15,863)           (219)         (8,410)
Other                                         --          (1,124)          1,184          (1,329)
                                    ------------------------------------------------------------
Total net accumulation unit           (2,775,373)      1,054,586       1,162,787       1,249,955
transactions
                                    ------------------------------------------------------------
(Decrease) increase in net assets       (443,716)      1,753,376       1,319,406       2,689,454

Net assets, beginning of period       28,507,281      23,182,923              --      10,842,500
                                    ------------------------------------------------------------
NET ASSETS, END OF PERIOD           $ 28,063,565    $ 24,936,299    $  1,319,406    $ 13,531,954
                                    ============================================================
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
Beginning balance                   2,313,638.45    1,885,368.97              --    1,064,456.93
Units issued                          119,612.84      323,872.03       40,189.52      212,053.29
Units transferred                     (59,078.62)         708.31       71,446.98        7,063.09
Units redeemed                       (286,172.45)    (241,193.79)      (4,052.13)     (98,062.98)
                                    ------------------------------------------------------------
Ending balance                      2,088,000.22    1,968,755.52      107,584.37    1,185,510.33
                                    ============================================================



           (2) From the period of inception May 1, 2004 through December 31, 2004.



           The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Variable Annuity Account II (the "Variable Account") began operations on June 20, 1997 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company ("National Life"). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable annuity products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable annuity contracts issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain mutual fund portfolios within the Sentinel Variable Products Trust ("SVPT").

The Variable Account invests the accumulated contractholder account values in shares of mutual fund portfolios within AIM Variable Insurance Funds, Alger American Fund, American Century Variable Portfolios ("ACVP"), Dreyfus Variable Investment Fund, Franklin Templeton Variable Insurance Products Trust, JP Morgan Series Trust II, Neuberger Berman Advisors Management Trust, Scudder Variable Series II, SVPT, T. Rowe Price Equity Series, Fidelity Variable Insurance Product Funds ("VIPF"), and Wells Fargo Variable Trust Funds (formerly Strong Variable Insurance Funds). Net premiums received by the Variable Account are deposited in investment portfolios as designated by the contractholder. Contractholders may also direct the allocations of their account value between the various investment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are forty-nine sub-accounts within the Variable Account as of December 31, 2005. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated contractholder account values of the underlying variable annuity contracts investing in the sub-account.

During 2005, Wells Fargo purchased the Strong Variable Insurance Funds whose funds were merged into newly organized funds within the Wells Fargo Variable Trust Funds which substantially retained their prior objectives and characteristics.

On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care
Fund.

During 2004, several new fund choices were added to further enhance the investment options available to contractholders. These new fund choices included mutual fund portfolios within American Century Variable Portfolios, Dreyfus Variable Investment Fund, Franklin Templeton Variable Insurance Products Trust, Neuberger Berman Advisors Management Trust, Scudder Variable Series II, T. Rowe Price Equity Series and VIPF Mid Cap Portfolio.

On April 25, 2003, two investment portfolios of the Market Street Fund, Inc.
(MSF) were merged into two series of the Gartmore Variable Insurance Trust
(GVIT). The GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund replaced the Market Street Bond Fund and Market Street Managed Fund, respectively.

Subsequently, on August 1, 2003, certain mutual fund substitutions were completed. The Company replaced the balance of mutual fund portfolios within GVIT with newly created funds of the SVPT. The SVPT Bond Fund and SVPT Balanced Fund replaced the GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund, respectively. The investment portfolios within GVIT are no longer available to policyholders. See Note 9 for additional information on fund substitutions.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Variable Account's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the AIM Dynamics Fund, AIM Global Health Care Fund (formerly AIM Health Sciences Fund), AIM Technology Fund, Alger American Growth Fund, Alger American Leveraged All Cap Fund, Alger American Small Cap Fund, ACVP Income & Growth Fund, ACVP Inflation Protection Fund, ACVP International Fund, ACVP Ultra Fund, ACVP Value Fund, ACVP Vista Fund, Dreyfus Appreciation Fund, Dreyfus Developing Leaders Fund, Dreyfus Quality Bond Fund, Dreyfus Socially Responsible Growth Fund, Franklin Templeton Foreign Securities, Franklin Templeton Mutual Shares, Franklin Templeton Real Estate, Franklin Templeton Small Cap, Franklin Templeton Small Cap Value, JP Morgan Series Trust II International Equity, JP Morgan Series Trust II Small Company, Neuberger Berman Fasciano, Neuberger Berman Limited Maturity, Neuberger Berman Mid Cap Growth, Neuberger Berman Partners, Scudder Dreman High Return Equity, Scudder Dreman Small Cap Value, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock, SVPT Growth Index, SVPT Mid Cap Growth, SVPT Money Market, SVPT Small Company, T Rowe Price Blue Chip Growth, T Rowe Price Equity Income, T Rowe Price Health Sciences, VIPF Equity Income, VIPF Growth, VIPF High Income, VIPF Mid Cap, VIPF Overseas, VIPF Contrafund, VIPF Index 500, VIPF Investment Grade Bond, Wells Fargo Discovery (formerly Strong Mid Cap Growth II), and Wells Fargo Opportunity (formerly Strong Opportunity II).

The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statements of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold was determined using the first in, first out method.

PARTICIPANT TRANSACTIONS

Payments received from policyholders represent participant deposits under the contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PARTICIPANT TRANSACTIONS (CONTINUED)

applicable deductions, charges and state premium taxes. Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company's General Account. Transfers between funds and guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the contracts. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts. See Note 10 for additional information on policy loans.

FEDERAL INCOME TAXES

The operations of the Variable Account are part of and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

RECLASSIFICATIONS

Certain amounts presented for the prior years were reclassified to conform with the presentation used in the current year.

NOTE 3 - CHARGES AND EXPENSES

The following table describes the charges and expenses assessed when buying, owning and surrendering a Policy within the Segment. Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 3 - CHARGES AND EXPENSES (CONTINUED)


                              CHARGES AND DEDUCTIONS
DESCRIPTION OF CHARGE         WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED             HOW DEDUCTED
---------------------         -----------------------        ---------------             ------------

                                                             Annual Rate of 1.25%
Mortality and Expense         Daily                          of the average daily        Deducted from sub-accounts
Risk Charge                                                  net assets of               as a Reduction in Unit Value
                                                             each sub-account of the
                                                             Separate Account
-----------------------------------------------------------------------------------------------------------------------
                                                             Annual Rate of 0.15%
                                                             of the average daily        Deducted from sub-accounts
Administration Charge         Daily                          net assets of each          as a Reduction in Unit Value
                                                             sub-account of the
                                                             Separate Account
-----------------------------------------------------------------------------------------------------------------------
                              Upon Withdrawal or Surrender,  0% - 7% of Net Premium      Deducted from Accumulated
Contingent Deferred           depending on the specifics     Payments withdrawn or       Value upon Surrender or
Sales Charge                  and duration of the Policy     surrendered                 Lapse
-----------------------------------------------------------------------------------------------------------------------
Annual Contract Fee           Annually on Contract                                       Unit Liquidation from Account
                              Anniversary on Contract Values         $30                 Value
                              under $50,000
-----------------------------------------------------------------------------------------------------------------------
                                                             Currently no Amount is      Deducted from Transfer
Transfer Charge               Upon making a Transfer         assessed                    amount
----------------------------------------------------------------------------------------------------------------------
                              Upon Premium Payment,                                      Deducted from Premium
                              Annuitization, Death of owner, Amount of Premium Taxes,    Payment or by Unit
Premium Taxes                 or Surrender, depending on     up to 3.5%                  Liquidation from Account
                              specifics of the Policy                                    Value
----------------------------------------------------------------------------------------------------------------------
                              On the Date of Issue of the    Amounts vary depending on   Unit liquidation from
                              Policy and on each Monthly     the specifics of the        Account Value
Riders                        Policy Date                    Policy
---------------------------------------------------------------------------------------------------------------------

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2005, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net assets. The investment manager currently waives all or a portion of its management fees for some of the sub-accounts. The effective advisory fee rates paid by the sub-accounts in 2005, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub-accounts in 2006.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2005 are set forth below:

PORTFOLIO                                                SHARES           COST
--------------------------------------------------------------------------------
AIM Variable Insurance Funds
  Dynamics                                              175,043      $ 2,015,157
  Global Health Care                                    230,962        3,817,827
  Technology                                            167,509        1,957,800

Alger American Fund
  Growth                                                296,898        8,789,541
  Leveraged AllCap                                       56,599        1,565,847
  Small Capitalization                                  241,885        3,860,051

American Century Variable Portfolios
  Income & Growth                                     1,094,076        6,583,432
  Inflation Protection                                  918,169        9,577,096
  International                                         615,084        4,381,416
  Ultra                                                   7,589           73,286
  Value                                               2,341,214       17,471,321
  Vista                                                 482,938        6,245,418

Dreyfus Variable Investment Fund
  Appreciation                                          170,646        6,115,984
  Developing Leaders                                      2,411           97,815
  Quality Bond                                           47,696          539,448
  Socially Responsible Growth                            34,672          771,091

Franklin Templeton Variable Insurance
Products Trust
  Foreign Securities                                    373,322        5,251,201
  Mutual Shares Securities                               56,171          930,014
  Real Estate                                            91,493        2,793,787
  Small Cap                                              10,273          193,704
  Small Cap Value Securities                             66,399        1,049,029

JP Morgan Series Trust II
  International Equity                                  278,705        2,670,607
  Small Company                                         127,429        1,730,020

Neuberger Berman Advisors
Management Trust
  Fasciano                                              229,819        3,104,104
  Limited Maturity                                      898,683       11,604,438
  Mid Cap Growth                                         14,002          255,044
  Partners                                              161,311        2,819,061

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 4 - INVESTMENTS (CONTINUED)

The number of shares held and cost for each of the portfolios at December 31, 2005 are set forth below:

PORTFOLIO                                               SHARES            COST
--------------------------------------------------------------------------------
Scudder Variable Series II
  Dreman High Return Equity                             38,437       $   479,218
  Dreman Small Cap Value                                87,042         1,625,357

Sentinel Variable Products Trust
  Balanced                                           1,448,726        15,770,667
  Bond                                               1,846,241        18,836,649
  Common Stock                                       3,300,605        32,271,706
  Growth Index                                         297,138         2,136,604
  Mid Cap Growth                                     1,517,030        11,292,591
  Money Market                                       9,393,694         9,393,694
  Small Company                                      2,588,354        34,798,709

T. Rowe Price Equity Series
  Blue Chip Growth                                   1,057,240         9,481,626
  Equity Income                                         45,460         1,004,885
  Health Sciences                                      135,904         1,374,575

Variable Insurance Product Funds
  Contrafund                                           662,117        14,491,758
  Equity Income                                        726,256        15,282,705
  Growth                                               410,707        11,862,357
  High Income                                        1,628,296        10,686,050
  Index 500                                            187,218        22,359,893
  Investment Grade Bond                              1,881,250        24,543,045
  Mid Cap                                              108,764         3,326,385
  Overseas                                             742,399        10,739,571

Wells Fargo Variable Trust Funds
  Discovery                                            498,520         6,183,406
  Opportunity                                          402,019         8,781,881


The cost also represents the aggregate cost for federal income tax purposes.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2005 aggregated the following:

                                                                         SALES
PORTFOLIO                                              PURCHASES       PROCEEDS
--------------------------------------------------------------------------------
AIM Variable Insurance Funds
  Dynamics                                            $  520,566      $  914,122
  Global Health Care                    (1)              551,127         921,232
  Technology                                             455,061         566,456

Alger American Fund
  Growth                                               1,415,982       4,532,993
  Leveraged AllCap                                       361,673         376,546
  Small Capitalization                                   473,485       1,963,042

American Century Variable Portfolios
  Income & Growth                                      1,007,398       1,789,133
  Inflation Protection                                 5,741,882       1,001,969
  International                                        2,917,335         780,141
  Ultra                                                   28,781          30,650
  Value                                                6,074,859       3,860,609
  Vista                                                3,748,261       1,230,129

Dreyfus Variable Investment Fund
  Appreciation                                         4,469,034         884,656
  Developing Leaders                                      77,841          11,293
  Quality Bond                                           408,514          89,625
  Socially Responsible Growth                             75,879         223,275

Franklin Templeton Variable Insurance
Products Trust
  Foreign Securities                                   3,619,268         918,421
  Mutual Shares Securities                               663,753          96,874
  Real Estate                                          3,040,298       1,231,727
  Small Cap                                              139,350          37,065
  Small Cap Value Securities                             989,433         473,302

JP Morgan Series Trust II
  International Equity                                   823,606         761,011
  Small Company                                          536,898         366,014

(1) On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIA STATEMENTS (CONTINUED)


NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (CONTINUED)

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2005 aggregated the following:
                                                                         SALES
PORTFOLIO                                            PURCHASES         PROCEEDS
--------------------------------------------------------------------------------
Neuberger Berman Advisors
Management Trust
  Fasciano                                         $ 2,355,276       $   791,807
  Limited Maturity                                   6,825,883         1,157,359
  Mid Cap Growth                                       294,451           112,866
  Partners                                           1,713,002           873,711

Scudder Variable Series II
  Dreman High Return Equity                            339,944            95,214
  Dreman Small Cap Value                             2,262,369         2,006,926

Sentinel Variable Products Trust
  Balanced                                           2,925,262         2,899,575
  Bond                                               4,490,643         3,972,102
  Common Stock                                       9,047,503         7,202,241
  Growth Index                                         356,387           854,222
  Mid Cap Growth                                     1,183,506         3,794,225
  Money Market                                       5,844,322         7,536,973
  Small Company                                     10,697,443        11,251,952

T. Rowe Price Equity Series
  Blue Chip Growth                                   7,540,480           952,168
  Equity Income                                        874,677           327,615
  Health Sciences                                    1,140,486           879,551

Variable Insurance Product Funds
  Contrafund                                         2,590,758         3,982,894
  Equity Income                                      2,524,807         4,281,115
  Growth                                             1,131,129         3,739,899
  High Income                                        3,957,479         2,830,241
  Index 500                                          2,860,499         5,112,821
  Investment Grade Bond                              6,411,126         6,448,197
  Mid Cap                                            2,730,176           726,517
  Overseas                                           2,226,875         2,803,687

Wells Fargo Variable Trust Funds
  Discovery                             (2)          7,671,525         9,134,153
  Opportunity                           (2)         11,670,727        13,691,986

(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 6 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended December 31, 2005, 2004, 2003, 2002, and 2001 are shown below. Information for the years ended December 31, 2005, 2004, and 2003 reflects the adoption of AICPA Statement of Position 03-5, Financial Highlights of Separate Accounts. Certain ratios presented for the prior years reflect the presentation used in the current year.

                                                                                           FOR THE YEAR ENDED
                                                   AT DECEMBER 31, 2005                    DECEMBER 31, 2005
                                          ------------------------------------     ----------------------------------
                                                            UNIT                    INVESTMENT
                                                            FAIR                      INCOME    EXPENSE     TOTAL
PORTFOLIO                                     UNITS        VALUE    NET ASSETS       RATIO(A)  RATIO (B)   RETURN (C)
---------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
  Dynamics                                  319,611.18   $  8.09   $ 2,585,386         0.00%      1.40%       9.17%
  Global Health Care            (1)         487,457.77      9.68     4,720,853         0.00%      1.40%       6.66%
  Technology                                506,007.26      4.20     2,125,695         0.00%      1.40%       0.74%

Alger American Fund
  Growth                                    767,708.36     15.18    11,653,244         0.24%      1.40%      10.47%
  Leveraged AllCap                          227,328.46      8.66     1,968,511         0.00%      1.40%      12.90%
  Small Capitalization                      478,400.25     11.97     5,727,835         0.00%      1.40%      15.23%

American Century Variable Portfolios
  Income & Growth                           693,014.06     11.86     8,216,514         2.05%      1.40%       3.19%
  Inflation Protection                      891,208.84     10.57     9,420,417         4.43%      1.40%       0.38%
  International                             401,457.13     12.61     5,062,144         0.81%      1.40%      11.69%
  Ultra                                       7,270.30     10.84        78,775         0.00%      1.40%       0.79%
  Value                                   1,137,146.59     16.88    19,197,958         0.86%      1.40%       3.57%
  Vista                                     607,473.06     11.52     6,997,778         0.00%      1.40%       6.66%

Dreyfus Variable Investment Fund
  Appreciation                              596,449.94     10.62     6,332,679         0.01%      1.40%       2.98%
  Developing Leaders                          9,327.96     11.36       105,999         0.00%      1.40%       4.35%
  Quality Bond                               51,108.89     10.53       538,009         3.34%      1.40%       1.02%
  Socially Responsible Growth               127,070.26      7.12       904,240         0.00%      1.40%       2.24%

Franklin Templeton Variable
Insurance Products Trust
  Foreign Securities                        465,272.17     12.53     5,831,297         1.00%      1.40%       8.61%
  Mutual Shares Securities                   85,355.59     11.96     1,020,623         0.80%      1.40%       9.00%
  Real Estate                               193,126.53     15.20     2,935,107         1.27%      1.40%      11.91%
  Small Cap                                  18,483.51     11.32       209,150         0.00%      1.40%       3.34%
  Small Cap Value Securities                 86,582.41     12.88     1,114,845         0.78%      1.40%       7.30%

JP Morgan Series Trust II
  International Equity                      293,409.68     11.59     3,400,201         0.83%      1.40%       9.12%
  Small Company                             135,781.36     14.94     2,028,678         0.00%      1.40%       1.98%

(1) On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care
Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY) NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                      For the Year Ended
                                                 At December 31, 2005                  December 31, 2005
                                      --------------------------------------   ----------------------------------
                                                        Unit                   Investment
                                                        Fair                     Income    Expense       Total
PORTFOLIO                                 Units        Value     Net Assets     Ratio (a)  Ratio (b)   Return (c)
-----------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisors
Manageme Trust
  Fasciano                              293,062.77   $   11.10   $ 3,254,237       0.00%      1.40%       1.50%
  Limited Maturity                    1,138,951.87        9.97    11,359,349       3.06%      1.40%       0.04%
  Mid Cap Growth                         21,984.08       12.92       283,967       0.00%      1.40%      12.13%
  Partners                              247,078.34       13.98     3,453,662       1.03%      1.40%      16.39%

Scudder Variable Series II
  Dreman High Return Equity              43,214.20       11.91       514,666       1.01%      1.40%       6.05%
  Dreman Small Cap Value                134,345.28       12.91     1,734,753       0.40%      1.40%       8.24%

Sentinel Variable Products Trust
  Balanced                            1,223,837.69       13.77    16,848,680       2.23%      1.40%       4.22%
  Bond                                1,285,058.87       14.14    18,167,016       4.36%      1.40%       0.48%
  Common Stock                        2,669,872.25       14.45    38,584,070       1.16%      1.40%       6.18%
  Growth Index                          306,765.84        7.80     2,391,964       0.88%      1.40%       1.53%
  Mid Cap Growth                        969,791.06       15.08    14,624,167       0.00%      1.40%       2.30%
  Money Market                          798,931.40       11.76     9,393,694       2.85%      1.40%       1.45%
  Small Company                       1,366,986.96       26.40    36,081,655       0.08%      1.40%       6.73%

T. Rowe Price Equity Series
  Blue Chip Growth                      897,520.24       11.24    10,086,065       0.15%      1.40%       4.15%
  Equity Income                          86,284.46       11.46       989,208       1.36%      1.40%       2.27%
  Health Sciences                       136,594.72       11.56     1,579,203       0.00%      1.40%      11.59%

Variable Insurance Product Funds
  Contrafund                          1,007,625.06       20.39    20,545,487       0.29%      1.40%      15.33%
  Equity Income                       1,221,652.87       15.15    18,512,263       1.69%      1.40%       4.43%
  Growth                              1,011,887.95       13.68    13,840,827       0.53%      1.40%       4.33%
  High Income                           988,225.88       10.17    10,046,584      15.12%      1.40%       1.26%
  Index 500                           1,911,724.13       13.89    26,562,493       1.82%      1.40%       3.38%
  Investment Grade Bond               1,880,488.62       12.77    24,004,755       3.64%      1.40%       0.75%
  Mid Cap                               266,876.98       14.31     3,818,693       0.00%      1.40%      16.71%
  Overseas                            1,141,752.35       13.40    15,300,839       0.63%      1.40%      17.45%

Wells Fargo Advantage Funds
  Discovery                 (2)         449,988.47       15.89     7,148,772       0.00%      1.40%       8.07%
  Opportunity               (2)         485,070.58       20.07     9,736,898       0.00%      1.40%       6.38%

(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.


(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from fund, net of the underlying mutual management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values units. The recognition or the redemption of of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualizedcontracexpenses of the separate consisting primarily of expense charges, for each account, mortality and period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                                 FOR THE YEAR ENDED
                                                              AT DECEMBER 31, 2004                DECEMBER 31, 2004
                                                     ------------------------------------------------------------------------
                                                                     UNIT                   INVESTMENT
                                                                     FAIR                     INCOME     EXPENSE     TOTAL
PORTFOLIO                                                UNITS       VALUE     NET ASSETS    RATIO (A)   RATIO (B)  RETURN(C)
-----------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
  Dynamics                                  (3)        365,843.00  $    7.41  $ 2,710,189       0.00%      1.40%     11.74%
  Health Sciences                           (3)        520,475.69       9.08    4,725,999       0.00%      1.40%      6.08%
  Technology                                (3)        525,974.29       4.17    2,192,788       0.00%      1.40%      3.19%

Alger American Fund
  Growth                                               981,988.91      13.74   13,490,761       0.00%      1.40%      4.00%
  Leveraged AllCap                                     226,660.10       7.67    1,738,944       0.00%      1.40%      6.70%
  Small Capitalization                                 608,040.56      10.39    6,315,596       0.00%      1.40%     14.90%

American Century Variable
Portfolios
  Income & Growth                           (4)        765,569.07      11.49    8,796,273       1.41%      1.40%     11.44%
  Inflation Protection                      (4)        464,504.55      10.53    4,889,459       2.54%      1.40%      5.26%
  International                             (4)        212,294.68      11.29    2,396,668       0.00%      1.40%     12.89%
  Ultra                                     (4)          7,351.49      10.75       79,056       0.00%      1.40%      7.54%
  Value                                              1,108,091.56      16.30   18,059,845       0.00%      1.40%     12.71%
  Vista                                     (4)        369,192.37      10.80    3,987,928       0.00%      1.40%      8.02%

Dreyfus Variable Investment Fund
  Appreciation                              (4)        247,910.98      10.31    2,556,991       3.31%      1.40%      3.14%
  Developing Leaders                        (4)          2,938.60      10.89       32,003       0.40%      1.40%      8.91%
  Quality Bond                              (4)         21,381.13      10.42      222,700       3.68%      1.40%      4.16%
  Socially Responsible Growth                          146,825.11       6.96    1,022,453       0.38%      1.40%      4.72%

Franklin Templeton Variable
Insurance Products Trust
  Foreign Securities                        (4)        233,297.54      11.54    2,691,151       0.34%      1.40%     15.35%
  Mutual Shares Securities                  (4)         34,866.29      10.97      382,376       0.19%      1.40%      9.67%
  Real Estate                               (4)         71,208.31      13.58      967,030       0.30%      1.40%     35.80%
  Small Cap                                 (4)          8,615.03      10.95       94,330       0.00%      1.40%      9.50%
  Small Cap Value Securities                (4)         43,564.50      12.00      522,938       0.01%      1.40%     20.04%

JP Morgan Series Trust II
  International Equity                                 285,762.15      10.62    3,033,501       0.54%      1.40%     16.78%
  Small Company                                        138,936.30      14.65    2,035,302       0.00%      1.40%     25.42%

Neuberger Berman Advisors
Management Trust
  Fasciano                                  (4)        143,490.34      10.94    1,570,132       0.00%      1.40%      9.42%
  Limited Maturity                          (4)        586,111.13       9.97    5,842,981       5.50%      1.40%     (0.31%)
  Mid Cap Growth                            (4)          6,084.77      11.52       70,067       0.00%      1.40%     15.15%
  Partners                                             181,388.85      12.01    2,177,869       0.01%      1.40%     17.37%

Scudder Variable Series II
  Dreman High Return Equity                 (4)         21,818.25      11.23      245,061       0.00%      1.40%     12.32%
  Dreman Small Cap Value                    (4)        122,129.24      11.93    1,456,626       0.00%      1.40%     19.27%


(3) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund. (4) The Investment Income Ratio, Expense Ratio and Total Return are for the period of inception May 1, 2004 through December 31, 2004.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                       For the Year Ended
                                                   At December 31, 2004                 December 31, 2004
                                      ---------------------------------------     ---------------------------------
                                                          Unit                    Investment
                                                          Fair                      Income     Expense    Total
Portfolio                                Units           Value     Net Assets      Ratio (a)  Ratio (b)  Return (c)
-------------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Trust
  Balanced                            1,253,469.19     $  13.21    $16,562,823       2.11%     1.40%      5.96%
  Bond                                1,287,455.21        14.07     18,110,108       4.43%     1.40%      3.20%
  Common Stock                        2,530,565.26        13.61     34,448,642       1.08%     1.40%      8.13%
  Growth Index                          369,520.70         7.68      2,836,872       1.34%     1.40%      3.89%
  Mid Cap Growth                      1,136,704.15        14.74     16,749,696       0.00%     1.40%     10.79%
  Money Market                          956,343.80        11.59     11,086,345       0.93%     1.40%     (0.41%)
  Small Company                       1,502,266.71        24.73     37,157,107       0.09%     1.40%     14.30%

Strong Variable Insurance Funds
  Mid Cap Growth II                     543,989.20        14.70      7,995,238       0.00%     1.40%     17.49%
  Opportunity II                        583,347.53        18.87     11,005,540       0.00%     1.40%     16.60%

T. Rowe Price Equity Series
  Blue Chip Growth              (4)     279,899.33        10.79      3,019,123       0.90%     1.40%      7.86%
  Equity Income                 (4)      41,206.26        11.21        461,943       1.55%     1.40%     12.11%
  Health Sciences               (4)     106,209.88        10.36      1,100,429       0.00%     1.40%      3.61%

Variable Insurance Product Funds
  Contrafund                          1,069,940.50        17.68     18,916,970       0.32%     1.40%     13.85%
  Equity Income                       1,393,766.90        14.51     20,229,082       1.53%     1.40%      9.95%
  Growth                              1,202,786.07        13.11     15,767,604       0.26%     1.40%      1.94%
  High Income                         1,010,663.00        10.04     10,144,330       7.70%     1.40%      8.04%
  Index 500                           2,088,000.22        13.44     28,063,565       1.33%     1.40%      9.09%
  Investment Grade Bond               1,968,755.52        12.67     24,936,299       4.03%     1.40%      2.98%
  Mid Cap                       (4)     107,584.37        12.26      1,319,406       0.00%     1.40%     22.64%
  Overseas                            1,185,510.33        11.41     13,531,954       1.03%     1.40%     12.02%



(4) The Investment Income Ratio, Expense Ratio and Total Return are for the period of inception May 1, 2004 through December 31, 2004.


(a) These amounts represent dividends, distributions of gains, received by the sub-account from the underlying mutual excluding capital fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner either reductions in the unit the of units. recognition of accounts through values or redemption The investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY) NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                        FOR THE YEAR ENDED
                                              AT DECEMBER 31, 2003                      DECEMBER 31, 2003
                                   -----------------------------------------------------------------------------
                                                       UNIT                  INVESTMENT
                                                       FAIR                    INCOME       EXPENSE    TOTAL
PORTFOLIO                             UNITS           VALUE     NET ASSETS    RATIO (A)    RATIO (B)  RETURN (C)
----------------------------------------------------------------------------------------------------------------
Alger American Fund
  Growth                           1,147,661.68       $13.21    $15,155,342      0.00%       1.40%       33.25%
  Leveraged AllCap                   292,149.77         7.19      2,100,871      0.00%       1.40%       32.92%
  Small Capitalization               638,099.32         9.04      5,765,569      0.00%       1.40%       40.30%

American Century Variable
Portfolios
  Income & Growth                    767,740.18        10.31      7,916,619      1.15%       1.40%       27.62%
  Value                              963,627.66        14.46     13,929,528      0.95%       1.40%       27.14%

Dreyfus Variable
Investment Fund
  Socially Responsible Growth        159,344.69         6.65      1,059,438      0.12%       1.40%       24.28%

Gartmore Variable
Insurance Trust
  Government Bond            (5)          --           --                --      8.40%       1.40%       (8.58%)
  JP Morgan Balanced         (5)          --           --                --      2.46%       1.40%      (15.85%)

INVESCO Variable
Investment Funds
  Dynamics                           381,357.65         6.63      2,527,665      0.00%       1.40%       35.82%
  Health Sciences                    534,106.75         8.56      4,571,873      0.00%       1.40%       26.07%
  Technology                         547,768.82         4.04      2,213,203      0.00%       1.40%       43.28%

JP Morgan Series Trust II
  International Equity               228,845.56         9.09      2,081,115      0.72%       1.40%       30.66%
  Small Company                      118,426.04        11.68      1,383,364      0.00%       1.40%       34.11%

Neuberger Berman Advisors
Management Trust
  Partners                           168,915.14        10.23      1,728,597      0.00%       1.40%       33.25%

Sentinel Variable
Products Trust
  Balanced(5)                      1,134,775,51        12.47     14,152,143      0.83%       1.40%       24.71%
  Bond(5)                          1,303,319.09        13.63     17,765,696      1.71%       1.40%       36.31%
  Common Stock                     2,081,352.51        12.59     26,202,211      0.93%       1.40%       29.65%
  Growth Index                       395,952.58         7.39      2,926,049      0.90%       1.40%       22.35%
  Mid Cap Growth                   1,190,675.96        13.30     15,838,143      0.00%       1.40%       39.87%
  Money Market                     1,010,025.42        11.64     11,760,670      0.82%       1.40%       (0.65%)
  Small Company                    1,242,053.69        21.64     26,875,879      0.12%       1.40%       37.56%

Strong Variable
Insurance Funds
  Mid Cap Growth II                  639,147.81        12.51      7,994,456      0.00%       1.40%       32.36%
  Opportunity II                     597,575.44        16.18      9,670,414      0.08%       1.40%       35.08%

Variable Insurance
Product Funds
  Contrafund                       1,052,447.54        15.53     16,340,274      0.41%       1.40%       26.64%
  Equity Income                    1,458,610.93        13.20     19,248,480      1.66%       1.40%       28.50%
  Growth                           1,247,702.58        12.86     16,044,336      0.25%       1.40%       30.95%
  High Income                        926,868.19         9.29      8,608,227      5.67%       1.40%       25.51%
  Index 500                        2,313,638.45        12.32     28,507,281      1.37%       1.40%       26.63%
  Investment Grade Bond            1,885,368.97        12.30     23,182,923      3.48%       1.40%        3.77%
  Overseas                         1,064,456.93        10.19     10,842,500      0.73%       1.40%       41.47%



(5) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                               2002
-----------------------------------------------------------------------------------------------------------------------------
                                                   UNIT VALUE   UNIT VALUE                             INVESTMENT
                                                   (BEGINNING    (END OF                   EXPENSE      INCOME       TOTAL
PORTFOLIO                               UNITS       OF YEAR)      YEAR)      NET ASSETS    RATIO(A)     RATIO(B)    RETURN(C)
-----------------------------------------------------------------------------------------------------------------------------
Alger American Fund
  Growth                           1,112,587.18     $ 14.99     $  9.91     $11,022,333      1.40%        0.04%       (33.91%)
  Small Capitalization               627,551.21        8.85        6.44       4,039,286      1.40%        0.00%       (27.27%)
  Leveraged AllCap                   183,800.39        8.30        5.41         994,790      1.40%        0.01%       (34.79%)
American Century Variable
Portfolios
  Value                              816,576.88       13.19       11.37       9,281,419      1.40%        0.74%       (13.83%)
  Income & Growth                    647,417.35       10.17        8.08       5,233,281      1.40%        1.04%       (20.52%)
  Dreyfus Socially
  Responsible Growth                 148,267.80        7.64        5.35         793,311      1.40%        0.28%       (29.97%)
INVESCO Variable
Investment Funds
  Dynamics                           321,110.70        7.26        4.88       1,565,885      1.40%        0.00%       (32.83%)
  Technology                         283,490.20        5.38        2.82         799,400      1.40%        0.00%       (47.59%)
  Health Sciences                    414,706.10        9.12        6.79       2,816,940      1.40%        0.00%       (25.52%)
  Market Street Fund
  Managed                            916,629.63       11.55       10.22       9,368,062      1.40%        2.58%       (11.51%)
  Bond                             1,213,264.09       12.14       13.06      15,843,081      1.40%        3.48%         7.56%
JP Morgan Series Trust II
  International Opportunities        158,604.86        8.64        6.96       1,104,290      1.40%        0.45%       (19.42%)
  Small Company                      115,400.73       11.27        8.71       1,005,241      1.40%        0.20%       (22.71%)
Neuberger Berman Advisors
Management Trust
  Partners                           134,673.05       10.27        7.68       1,034,497      1.40%        0.45%       (25.20%)
Sentinel Variable
Products Trust
  Money Market                     1,551,827.66       11.73       11.72      18,186,639      1.40%        1.28%        (0.09%)
  Common Stock                     1,800,411.01       11.91        9.71      17,486,431      1.40%        1.23%       (18.45%)
  Small Company                      937,943.44       18.54       15.73      14,758,188      1.40%        0.30%       (15.13%)
  Mid Cap Growth                   1,000,052.44       12.70        9.51       9,508,939      1.40%        0.00%       (25.13%)
  Growth Index                       357,764.90        8.07        6.04       2,162,452      1.40%        0.75%       (25.10%)
Strong Variable
Insurance Funds
  Opportunity II                     593,692.26       16.60       11.98       7,110,699      1.40%        0.47%       (27.85%)
  Mid Cap Growth II                  593,006.69       15.34        9.45       5,603,885      1.40%        0.00%       (38.40%)
Variable Insurance
Product Funds
  Equity Income                    1,336,207.02       12.54       10.27      13,719,121      1.40%        1.61%       (18.12%)
  Overseas                           956,027.37        9.16        7.20       6,887,404      1.40%        0.79%       (21.35%)
  Growth                           1,116,957.82       14.24        9.82      10,963,029      1.40%        0.27%       (31.07%)
  High Income                        683,024.77        7.25        7.40       5,054,349      1.40%        9.87%         2.07%
  Index 500                        2,177,585.48       12.69        9.73      21,187,584      1.40%        1.37%       (23.33%)
  Contrafund                         895,933.04       13.71       12.26      10,979,788      1.40%        0.79%       (10.61%)
  Investment Grade Bond            1,702,427.77       10.89       11.85      20,176,879      1.40%        2.42%         8.83%

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

(a) These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges for the year, divided by the average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

(b) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

(c) These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                             2001
----------------------------------------------------------------------------------------------------------------------
                                                   UNIT      UNIT
                                                  VALUE     VALUE                               INVESTMENT
                                               (BEGINNING  (END OF                   EXPENSE      INCOME      TOTAL
PORTFOLIO                          UNITS        OF YEAR)     YEAR)    NET ASSETS     RATIO(A)    RATIO(B)    RETURN(C)
----------------------------------------------------------------------------------------------------------------------
Alger American Fund
  Growth                       1,176,016.07   $   17.24   $   14.99   $17,631,187      1.40%       0.24%     (13.04%)
  Small Cap                      713,337.23       12.73        8.85     6,310,943      1.40%       0.05%     (30.50%)
  Leveraged All Cap              122,328.68       10.02        8.30     1,015,869      1.40%      --         (17.12%)
American Century
Variable Portfolios
  Value                          497,921.29       11.86       13.19     6,567,803      1.40%       0.71%      11.22%
  Income & Growth                513,559.72       11.25       10.17     5,220,862      1.40%       0.74%      (9.64%)
Dreyfus Socially
Responsible Growth                64,416.84       10.00        7.64       491,883      1.40%       0.09%     (23.64%)
INVESCO Variable
Investment Funds
  Dynamics                       185,977.17       10.69        7.26     1,350,413      1.40%      --         (32.08%)
  Technology                     140,047.82       10.07        5.38       753,392      1.40%      --         (46.58%)
  Health Sciences                185,979.64       10.58        9.12     1,695,623      1.40%       0.47%     (13.83%)
  Market Street Fund
  Managed                        742,241.96       12.60       11.55     8,571,857      1.40%       3.37%      (8.34%)
  Bond                           831,321.19       11.46       12.14    10,090,540      1.40%       4.30%       5.92%
JP Morgan Series Trust II
  International
  Opportunities                  129,932.62       10.84        8.64     1,122,947      1.40%       1.19%     (20.27%)
  Small Company                   94,501.13       12.43       11.27     1,065,428      1.40%       0.04%      (9.30%)
Neuberger Berman Advisors
Management Trust
  Partners                        92,299.75       10.72       10.27       947,777      1.40%       0.34%      (4.21%)
Sentinel Variable
Products Trust
  Money Market                 1,339,572.89       11.47       11.73    15,709,999      1.40%       3.19%       2.25%
  Common Stock                 1,550,727.39       13.15       11.91    18,475,038      1.40%       1.26%      (9.40%)
  Small Company                  641,556.80       17.84       18.54    11,892,223      1.40%       0.40%       3.90%
  Mid Cap Growth               1,037,504.10       17.01       12.70    13,178,022      1.40%      --         (25.33%)
  Growth Index                   152,290.12        9.45        8.07     1,228,844      1.40%       0.47%     (14.61%)
Strong Variable
Insurance Funds
  Opportunity II                 422,080.77       17.48       16.60     7,004,736      1.40%       0.41%      (5.06%)
  Mid Cap Growth                 649,737.70       22.48       15.34     9,969,426      1.40%      --         (31.74%)
Variable Insurance
Product Funds
  Equity Income                1,100,806.66       13.38       12.54    13,799,430      1.40%       1.59%      (6.31%)
  Overseas                       943,360.18       11.79        9.16     8,644,667      1.40%       5.20%     (22.28%)
  Growth                       1,161,109.49       17.54       14.24    16,534,064      1.40%       0.08%     (18.81%)
  High Income                    572,401.28        8.33        7.25     4,152,143      1.40%      12.68%     (12.92%)
  Index 500                    2,179,936.83       14.64       12.69    27,662,843      1.40%       1.19%     (13.32%)
  Contrafund                     802,651.88       15.84       13.71    11,003,332      1.40%       0.81%     (13.46%)
  Investment Grade Bond          759,750.40       10.18       10.89     8,274,781      1.40%       1.02%       6.99%
  Bond                           831,321.19       11.46       12.14    10,090,540      1.40%       4.30%       5.92%

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)
(a) These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges for the year, divided by the average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

b) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

(c) These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

NOTE 7 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to contractholders from accumulated net income. The accumulated net income will be distributed to contractholders as withdrawals (in the form of death benefits, surrenders or contract loans) in excess of the contractholders' net contributions to the Variable Account.

NOTE 8 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NOTE 9 - FUND SUBSTITUTIONS

Substitution transactions that occurred on August 1, 2003 are shown below. Immediately after the transaction, an Owner of the Variable Account held the same total dollar value of units in his or her account; only the investment option of the sub-account was changed.

August 1, 2003           Removed Portfolio                 Surviving Portfolio
--------------------------------------------------------------------------------
                         GVIT GOVERNMENT BOND FUND         SVPT BOND FUND
Shares                   1,558,748.29                      1,861,145.46
NAV                      $ 11.94                           $ 10.00
Net assets before        $ 18,611,455
Net assets after                                           $ 18,611,455
--------------------------------------------------------------------------------
                         GVIT JP MORGAN BALANCED FUND      SVPT BALANCED FUND
Shares                   1,269,190.65                      1,091,503.96
NAV                      $ 8.60                            $ 10.00
Net assets before        $ 10,915,040
Net assets after                                           $ 10,915,040

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


NOTE 10 - LOANS

Policyholders may obtain loans as outlined in the variable annuity contract. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

                           PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
(a)  Financial Statements
     (1)  Financial statements and schedule included in the Prospectus
     (2) Financial statements and schedule included in Statement of Additional Information
(b)  Exhibits
     (1) Resolution of the Depositor's Board of Directors authorizing the establishment of the Registrant.(1)
     (2)  Not Applicable
     (3) (a) Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc (12)
     (b)  Form of Selling Agreement (12)
     (4)  (a) The form of the variable annuity contract (2)
          (b) Enhanced Death Benefit Rider
          (c) Guaranteed Account Endorsement
          (d) Accelerated Benefits Rider - Covered Chronic Illness (6)
          (e) Accelerated Benefits Rider - Terminal Illness (6)
          (f) Endorsement to the Death Benefit, Systematic Withdrawals, and General Withdrawal Terms Provisions (8)
          (g) Limited Power of Attorney (9)
          (h) Roth IRA Endorsement
          (i) SIMPLE IRA Endorsement
          (j) IRA Endorsement
          (k) TDA Endorsement
          (l) Endorsement to the Payment Options
          (m) Loan Endorsement
          (n) Endorsement to the Limit on Transfers Provision
     (5)  Variable Annuity Application
     (6)  Articles of Incorporation and By-Laws of Depositor (12)
     (7) Reinsurance agreement: Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxxxx, effective December 31, 1998 (9)
     (8)(a) Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger and Company, dated January 31, 1995 (3)
            1. Form of amended Schedule A to the Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger Company, dated April 25, 1997 (2)
          (b) Form of Participation Agreement between National Life Insurance Company and American Century Investment, Inc. (4).
            1. Form of Amendment to Shareholder Services Agreement (10)
          (c) Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (4) 1. Form of Amendment to Participation Agreement (10)
          (d) Form of Participation Agreement between National Life Insurance Company and J. P. Morgan Series Trust II (4)
          (e) Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.(5) 1. Form of Amendment to Participation Agreement among National Life Insurance Company, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Variable Investment Fund(10)
          (f) Form of Amended and Restated Participation Agreement between National Life Insurance Company, Fidelity Variable Insurance Products Fund III and Fidelity Distributors Corporation (10)
          (g) Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (10)
          (h) Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (10)
          (i) Form of Participation Agreement - National Life Insurance Company,
            T. Rowe Price Equity Services, Inc. and T. Rowe Price Investment Services, Inc. (10)
          (j) Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc.(11)
          (k) Participation Agreement between Sentinel Variable Products Trust,
            National Life Insurance Company and Equity Services, Inc. (7)
          (l) Form of Participation Agreement - Wells Fargo Variable Trust,
            Wells Fargo Funds Distributor, LLC and National Life Insurance
            Company (12)

     (9)  Opinion and consent of Counsel
     (10)(a) Consent of Sutherland Asbill & Brennan LLP
         (b) Consent of PriceWaterhouseCoopers LLP
     (11) Not Applicable.
     (12) Not Applicable.
     (13) Performance Advertising Calculation Schedules (2)
     (14) Powers of Attorney (12)

     (1) Incorporated herein by reference to Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed on January 10, 1997.
     (2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 28, 1997.
     (3) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed March 12, 1996.
     (4) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed April 16, 1998.
     (5) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
     (6) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 1, 2001.
     (7) Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed February 28, 2003
     (8) Incorporated herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 33-19583 for National Variable Annuity Account II (Sentinel Advantage) filed July 30, 2003.
     (9) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004
     (10) Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2004
     (11) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2, 2005
     (12) Incorporated herein by reference to Post-Effective Amendment No. 18 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1,2006

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*   POSITION WITH DEPOSITOR

Thomas H. MacLeay                      Chairman of the Board, President,
                                       CEO and Director

Bruce Lisman                           Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY 1 0179

E. Miles Prentice                      Director
Eaton & Van Winkle
3 Park Ave., 16th Floor
New York, NY  10016

A. Gary Shilling                      Director
A. Gary Shilling & Co., Inc.
500 Morris Avenue
Springfield, NJ 07081-1020

Patricia K. Woolf                      Director
506 Quaker Road
Princeton, NJ  08540

Mehran Assadi                         Executive Vice President
Edward J. Bonach                      Executive Vice President &
                                      Chief Financial Officer
Michele S. Gatto                      Executive Vice President -
                                      Corporate Services & General
Counsel
Christian W. Thwaites                 Executive Vice President
Thomas H. Brownell                    Senior Vice President &
                                      Chief Investment Officer
Joel Conrad                           Senior Vice President &
                                      Chief Information Officer
Don W. Cummings                       Senior Vice President - Finance
William E. Decker                     Senior Vice President - Human Resources
Gregory H. Doremus                    Senior Vice President -
                                      New Business & Customer Service
Kenneth R. Ehinger                    Senior Vice President -
                                      NL Financial Alliance
Charles C. Kittredge                  Senior Vice President -
                                      Marketing Development & Operations
Wade H. Mayo                          Senior Vice President
Ruth B. Smith                         Senior Vice President -
                                      Life Event Distribution.
James K. McQueston                    Secretary
Robert E. Cotton                      Vice President & Treasurer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, Vermont 05604.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

         A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company ("National Life") is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

         National Life owns 100% of LSW National Holdings, Inc., a Vermont corporation; LSW National Holdings Inc. owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

         NLV Financial Corporation is majority owner of American Guaranty & Trust Company, a Delaware corporation, and owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, and Sentinel Asset Management, Inc. ("SAMI"), a Vermont corporation.

         SAMI owns 100% of Sentinel Asset Management Advisors, Inc., a Delaware corporation, Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

         SAMI and Sentinel Financial Services, Inc. are partners of Sentinel Financial Services Company, a Vermont general partnership.

         Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.


         Item 27. Number of Contract Owners. As of March 31, 2006, 7,932 contracts are in force.

Item 28. Indemnification

          The  By-Laws of Depositor provide, in part in Article VI, as follows
               7.1 Indemnification.
                  (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

                  (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29       PRINCIPAL UNDERWRITER

     (a) Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Life Insurance Account and Sentinel Variable Products Trust.

     (b) The following information is furnished with respect to the officers and directors of ESI:

---------------------------------------------- --------------------------------------- -------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*           POSITIONS AND OFFICES WITH ESI          POSITIONS AND OFFICES WITH DEPOSITOR
---------------------------------------------- --------------------------------------- -------------------------------------------
Kenneth R. Ehinger                             Chief Executive Officer & Director      Senior Vice President - NL Financial
                                                                                       Alliance
---------------------------------------------- --------------------------------------- -------------------------------------------
Christopher Maryanopolis                       President                               None
---------------------------------------------- --------------------------------------- -------------------------------------------
Stephen A. Englese                             Senior Vice President                   None
---------------------------------------------- --------------------------------------- -------------------------------------------
Gregory D. Teese                               Vice President - Compliance & Chief     None
                                               Compliance Officer
---------------------------------------------- --------------------------------------- -------------------------------------------
Isabelle Keiser                                Vice President                          None
---------------------------------------------- --------------------------------------- -------------------------------------------
James Canavan                                  Assistant Vice President                None
---------------------------------------------- --------------------------------------- -------------------------------------------
Kerry A. Jung                                  Counsel                                 Senior Counsel
---------------------------------------------- --------------------------------------- -------------------------------------------
Sharon E. Bernard                              Treasurer & Controller                  None
---------------------------------------------- --------------------------------------- -------------------------------------------
James K. McQueston                             Secretary                               Assistant General Counsel & Secretary
---------------------------------------------- --------------------------------------- -------------------------------------------
Kathy M. Trussell                              Assistant Secretary                     Assistant Secretary
---------------------------------------------- --------------------------------------- -------------------------------------------
Thomas H. MacLeay                              Chairman                                Chairman, President & & Chief Executive
                                                                                       Officer
---------------------------------------------- --------------------------------------- -------------------------------------------
Edward J. Bonach                               Director                                Executive Vice President & Chief
                                                                                       Financial Officer
---------------------------------------------- --------------------------------------- -------------------------------------------

  *Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

         (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:

---------------------------- -------------------------- ------------------------ ----------------------- ----------------------
NAME OF                      NET UNDERWRITING           COMPENSATION ON          BROKERAGE COMMISSIONS   OTHER
PRINCIPAL                    DISCOUNTS AND COMMISSIONS  REDEMPTION                                       COMPENSATION
UNDERWRITER
---------------------------- -------------------------- ------------------------ ----------------------- ----------------------
Equity Services, Inc.               $3,997,084                    -0-                  $3,997,084                 -0-
---------------------------- -------------------------- ------------------------ ----------------------- ----------------------

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
         All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

ITEM 31. MANAGEMENT SERVICES
         All management contracts are discussed in Part A or Part B.

ITEM 32  UNDERTAKINGS
     (a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payments under the variable annuity contracts may be accepted;
     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and
     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this form promptly upon written or oral request.
     (d) Reliance on No-Action Letter Regarding Section 403(b) Retirement Plan. National Life Insurance Company and the Registrant/Variable Account rely on a no-action letter issued by the Division of Investment Management to the American Council of Life Insurance on November 28, 1988 and represent that the conditions enumerated therein have been or will be complied with.
     (e) National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Annuity Account II, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 19 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 1st day of May, 2006.

                            NATIONAL VARIABLE ANNUITY
                             ACCOUNT II (Registrant)

                                            By: NATIONAL LIFE INSURANCE COMPANY

(SEAL)
Attest: /s/ KMT                             By:   /s/ THM
        -------                                   -------
       Kathy M. Trussell                          Thomas H. MacLeay
       Assistant Secretary                        Chairman of the Board,
                                                  President and
                                                  Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, National Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 19 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal affixed and attested, in the City of Montpelier and the State of Vermont, on the 1st day of May, 2006.

                                                 NATIONAL LIFE INSURANCE COMPANY
                                                            (Depositor)


                                                 By: /s/ Thomas H. MacLeay
                                                     ---------------------
                                                     Thomas H. MacLeay
                                                     Chairman of the Board &
                                                     Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature                  Title                                  Date


/s/THM                     Chairman, President, Chief             May 1, 2006
-----------------          Executive Officer, and Director
Thomas H. MacLeay


/s/EJB                     Executive Vice President &             May 1, 2006
------------------         Chief Financial Officer
Edward J. Bonach


-----------------
Bruce Lisman*              Director                               May 1, 2006


-----------------
E. Miles Prentice, III*    Director                               May 1, 2006


------------------
A. Gary Shilling*          Director                               May 1, 2006


------------------
Patricia K. Woolf*         Director                               May 1,2006


*Kerry A. Jung signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 18 to this Registration Statement.


/s/ KAJ
-------------
Kerry A. Jung

                                  EXHIBIT INDEX


     (4) (b) Enhanced Death Benefit Rider

     (4) (c) Guaranteed Account Endorsement

     (4) (h) Roth IRA Endorsement

     (4) (i) SIMPLE IRA Endorsement

     (4) (j) IRA Endorsement

     (4) (k) TDA Endorsement

     (4) (l) Endorsement to the Payment Options

     (4) (m) Loan Endorsement

     (4) (n) Endorsement to the Limit on Transfers Provision

     (5) Variable Annuity Application

     (9) Opinion and consent of Counsel

     (10)(a) Consent of _Sutherland Asbill & Brennan LLP

     (10)(b) Consent of PriceWaterhouseCoopers LLP